UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05202

BNY Mellon Investment Funds IV, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/2021

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Bond Market Index Fund

BNY Mellon Institutional S&P 500 Stock Index Fund

BNY Mellon Tax Managed Growth Fund

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Bond Market Index Fund

ANNUAL REPORT October 31, 2021

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2020 through October 31, 2021, as provided by Nancy G. Rogers, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended October 31, 2021, the BNY Mellon Bond Market Index Fund’s Class I shares produced a total return of -0.51%, and its Investor shares produced a total return of -0.67%.1 In comparison, the Bloomberg U.S. Aggregate Bond Index (the “Index”) achieved a total return of -0.48% for the same period.2

Investment-grade, U.S. fixed-income securities produced negative returns over the reporting period in an environment of rising rates and economic recovery. The difference in returns between the fund and the Index was primarily the result of operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the total return of the Index. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds that are included in the Index (or other instruments with similar economic characteristics). To maintain liquidity, the fund may invest up to 20% of its assets in various short-term, fixed-income securities and money market instruments.

The fund’s investments are selected by a “sampling” process, which is a statistical process used to select bonds so that the fund has investment characteristics that closely approximate those of the Index. By using this sampling process, the fund typically will not invest in all of the securities in the Index.

Economic Recovery, Inflation and Tapering Concerns Weigh on the Market

Fixed-income markets posted a negative performance during the reporting period, which was driven by intermittent concerns about the pandemic, worries about inflation and questions about when the Federal Reserve (the “Fed”) would begin tapering its bond purchases. Losses were largely due to yield-curve steepening at the long end of the curve.

With the approval of COVID-19 vaccines early in November 2020, investors exhibited an increased risk appetite. As investors shifted to risk assets, prices on longer Treasury securities fell, causing yields to rise. In addition, the Fed remained dovish, leaving short-term interest rates unchanged and continuing its bond purchasing program.

In 2021, risk appetites remained strong with the passage of an additional $1.9 trillion federal stimulus and a proposal for $2.3 trillion more to come. The Fed also remained accommodative and was expected to remain so through at least the end of the year. As a result, the Treasury yield curve experienced continued steepening on expectations of robust economic growth.

The combination of increased fiscal stimulus and easy monetary policy led to some rising concerns about inflation and questions about whether the Fed would begin to reduce its bond purchases sooner than expected. These concerns also contributed further to the yield-curve steepening, and the yield on the 10-year Treasury note hit a high of 1.74%, while the Index experienced a loss of 3.37% over the last year.

In the second quarter of 2021, the Fed calmed the market, signaling that it would not be tapering its bond purchase program in the near term. It also termed the rise in inflation as “transitory” and therefore not a concern to fixed-income investors. The Delta variant of COVID-19 also emerged, casting some doubt on the pace of economic recovery.

In the third quarter of 2021, returns in the fixed-income market were muted. Inflation remained a focus as investors tried to determine whether the higher inflation rate was indeed going to be

“transitory” as the Fed termed it. Supply-chain issues emerged as a threat to the economy and as a driver of higher prices. The stability of the global economy also came into question with the financial difficulties of Evergrande, a Chinese real estate developer. In the U.S., concerns about whether the debt ceiling would be raised by Congress also factored into the market environment.

The Fed met seven times during the period and left rates unchanged. While it did not taper its purchases of Treasury and mortgage securities, it announced shortly after the reporting period that it would begin to do so.

Treasuries Lead Market Lower

The Index posted weak results during the period, led by Treasuries, which make up approximately 38% of the Index. Treasuries posted a loss of -2.45% as a result of the large run-up in yields. This rise stemmed from the increase in risk appetite that led investors into other segments of the fixed-income market and other risk assets. Concerns about inflation and the beginning of the Fed’s tapering program also helped drive rates up. Mortgage-backed securities were also a drag on performance, underperforming risk neutral (or duration neutral) Treasuries despite ongoing Fed purchases.

On the other hand, other spread sectors of the market performed relatively well. Corporate bonds outperformed risk neutral (or duration neutral) Treasuries by 499 bps, led in particular by the financial sector. The industrial sector also performed well, and within this sector, the energy industry led the way, driven in part by inflation concerns.

Replicating the Composition of the Index

As an index fund, we attempt to match closely the returns of the Index by approximating its composition and credit quality. Although we do not actively manage the fund’s investments in response to the macroeconomic environment, we continue to monitor factors which affect the fund’s investments.

November 15, 2021

¹ Total return includes reinvestment of dividends and any capital gains paid. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

² Source: Lipper Inc. — The Bloomberg U.S. Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

American Depositary Receipts (ADR) may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the nondollar denominated underlying foreign securities. Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Indexing does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor index performance. The correlation between fund and index performance may be affected by the fund’s expenses and use of sampling techniques, changes in securities markets, changes in the composition of the index, and the timing of purchases and redemptions of fund shares.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Investor shares and Class I shares of BNY Mellon Bond Market Index Fund with a hypothetical investment of $10,000 in the Bloomberg U.S. Aggregate Bond Index (the “Index”).

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Investor shares and Class I shares of BNY Mellon Bond Market Index Fund on 10/31/11 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class I shares and Investor shares. The Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/2021
	1 Year	5 Years	10 Years
Class I shares	-0.51%	2.94%	2.79%
Investor shares	-0.67%	2.70%	2.55%
Bloomberg U.S. Aggregate Bond Index	-0.48%	3.10%	3.00%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Bond Market Index Fund from May 1, 2021 to October 31, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2021

	Class I	Investor Shares
Expenses paid per $1,000†	$.76	$2.03
Ending value (after expenses)	$1,009.50	$1,009.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2021

	Class I	Investor Shares
Expenses paid per $1,000†	$.77	$2.04
Ending value (after expenses)	$1,024.45	$1,023.19
†

Expenses are equal to the fund’s annualized expense ratio of .15% for Class I and .40% for Investor Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
October 31, 2021

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.1%
Advertising - .0%
WPP Finance, Gtd. Notes	3.75	9/19/2024	350,000	375,918
Aerospace & Defense - .4%
L3Harris Technologies, Sr. Unscd. Notes	5.05	4/27/2045	200,000	266,576
Lockheed Martin, Sr. Unscd. Bonds	3.60	3/1/2035	250,000	281,250
Lockheed Martin, Sr. Unscd. Notes	3.55	1/15/2026	235,000	256,096
Lockheed Martin, Sr. Unscd. Notes	4.07	12/15/2042	250,000	300,091
Northrop Grumman, Sr. Unscd. Notes	4.03	10/15/2047	160,000	192,097
Raytheon Technologies, Sr. Unscd. Notes	3.13	5/4/2027	110,000	117,865
Raytheon Technologies, Sr. Unscd. Notes	4.13	11/16/2028	210,000	238,107
Raytheon Technologies, Sr. Unscd. Notes	4.63	11/16/2048	105,000	136,256
Raytheon Technologies, Sr. Unscd. Notes	5.70	4/15/2040	300,000	416,866
Raytheon Technologies, Sr. Unscd. Notes	6.70	8/1/2028	50,000	64,523
Raytheon Technologies, Sr. Unscd. Notes	7.20	8/15/2027	150,000	192,886
The Boeing Company, Sr. Unscd. Notes	2.95	2/1/2030	125,000	126,506
The Boeing Company, Sr. Unscd. Notes	3.50	3/1/2039	200,000	203,138
The Boeing Company, Sr. Unscd. Notes	3.75	2/1/2050	125,000	131,700
The Boeing Company, Sr. Unscd. Notes	3.83	3/1/2059	100,000	101,741
The Boeing Company, Sr. Unscd. Notes	4.88	5/1/2025	280,000	309,428
The Boeing Company, Sr. Unscd. Notes	5.15	5/1/2030	250,000	291,804
The Boeing Company, Sr. Unscd. Notes	5.93	5/1/2060	390,000	549,645
				4,176,575
Agriculture - .3%
Altria Group, Gtd. Notes	2.35	5/6/2025	500,000	515,651
Altria Group, Gtd. Notes	2.45	2/4/2032	85,000	80,740
Altria Group, Gtd. Notes	3.40	2/4/2041	80,000	74,807
Altria Group, Gtd. Notes	4.00	2/4/2061	105,000	100,714
Altria Group, Gtd. Notes	4.80	2/14/2029	300,000	341,997

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.1% (continued)
Agriculture - .3% (continued)
Archer-Daniels-Midland, Sr. Unscd. Notes	2.50	8/11/2026	350,000	368,630
BAT Capital, Gtd. Notes	3.22	8/15/2024	310,000	326,067
BAT Capital, Gtd. Notes	3.56	8/15/2027	310,000	328,463
BAT Capital, Gtd. Notes	4.39	8/15/2037	180,000	192,657
BAT International Finance, Gtd. Notes	1.67	3/25/2026	400,000	395,695
Philip Morris International, Sr. Unscd. Notes	4.50	3/20/2042	300,000	351,216
Reynolds American, Gtd. Notes	5.70	8/15/2035	240,000	284,830
				3,361,467
Airlines - .2%
American Airlines Pass Through Trust, Ser. 2016-1, Cl. AA	3.58	1/15/2028	415,220	421,465
JetBlue Pass Through Trust, Ser. 2019-1, Cl. AA	2.75	5/15/2032	281,711	290,535
Southwest Airlines, Sr. Unscd. Notes	5.13	6/15/2027	125,000	144,282
Southwest Airlines, Sr. Unscd. Notes	5.25	5/4/2025	200,000	224,288
United Airlines Pass Through Trust, Ser. 2013-1, Cl. A	4.30	8/15/2025	652,959	695,834
				1,776,404
Asset-Backed Certificates - .0%
Verizon Owner Trust, Ser. 2020-B, Cl. A	0.47	2/20/2025	300,000	300,011
Asset-Backed Certificates/Auto Receivables - .1%
AmeriCredit Automobile Receivables Trust, Ser. 2021-1, CI. A3	0.37	8/18/2025	50,000	49,909
Ford Credit Floorplan Master Owner Trust, Ser. 2019-3, Cl. A1	2.23	9/15/2024	150,000	152,485
Honda Auto Receivables Owner Trust, Ser. 2021-1, CI. A4	0.42	1/21/2028	400,000	396,054
Hyundai Auto Receivables Trust, Ser. 2020-A, Cl. A4	1.72	6/15/2026	100,000	101,775
Santander Drive Auto Receivables Trust, Ser. 2021-1, Cl. D	1.13	11/16/2026	300,000	299,382
Santander Drive Auto Receivables Trust, Ser.2021-2, Cl. A3	0.34	2/18/2025	100,000	99,867
Toyota Auto Receivables Owner Trust, Ser. 2021-A, Cl. A4	0.39	6/15/2026	300,000	295,480
				1,394,952
Automobiles & Components - .6%
American Honda Finance, Sr. Unscd. Notes	1.00	9/10/2025	200,000	198,557
American Honda Finance, Sr. Unscd. Notes	1.20	7/8/2025	300,000	299,487

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.1% (continued)
Automobiles & Components - .6% (continued)
Aptiv, Gtd. Notes	4.25	1/15/2026	400,000		440,766
BorgWarner, Sr. Unscd. Notes	3.38	3/15/2025	500,000	[a]	530,356
Cummins, Sr. Unscd. Notes	1.50	9/1/2030	200,000		190,757
Cummins, Sr. Unscd. Notes	2.60	9/1/2050	100,000		95,792
Daimler Finance North America, Gtd. Notes	8.50	1/18/2031	200,000		301,658
General Motors, Sr. Unscd. Notes	4.20	10/1/2027	180,000		196,853
General Motors, Sr. Unscd. Notes	5.20	4/1/2045	340,000		425,393
General Motors Financial, Gtd. Notes	4.30	7/13/2025	500,000		544,108
General Motors Financial, Sr. Unscd. Notes	1.25	1/8/2026	200,000		196,283
General Motors Financial, Sr. Unscd. Notes	2.35	1/8/2031	200,000		194,503
General Motors Financial, Sr. Unscd. Notes	2.40	4/10/2028	300,000		298,925
General Motors Financial, Sr. Unscd. Notes	2.70	6/10/2031	30,000		29,672
General Motors Financial, Sr. Unscd. Notes	2.75	6/20/2025	200,000		207,747
General Motors Financial, Sr. Unscd. Notes	3.60	6/21/2030	200,000		213,193
Magna International, Sr. Unscd. Notes	2.45	6/15/2030	200,000		203,454
Toyota Motor, Sr. Unscd. Bonds	3.67	7/20/2028	200,000		222,453
Toyota Motor Credit, Sr. Unscd. Notes	0.80	1/9/2026	200,000		196,292
Toyota Motor Credit, Sr. Unscd. Notes	1.65	1/10/2031	300,000		288,864
Toyota Motor Credit, Sr. Unscd. Notes	2.00	10/7/2024	370,000		381,572
				5,656,685
Banks - 5.8%
Banco Santander, Sr. Unscd. Notes	3.80	2/23/2028	400,000		437,711
Bank of America, Sr. Unscd. Notes	1.20	10/24/2026	250,000		245,943
Bank of America, Sr. Unscd. Notes	1.32	6/19/2026	200,000		198,529
Bank of America, Sr. Unscd. Notes	1.90	7/23/2031	200,000		191,218
Bank of America, Sr. Unscd. Notes	1.92	10/24/2031	250,000		238,614
Bank of America, Sr. Unscd. Notes	2.30	7/21/2032	160,000		156,662
Bank of America, Sr. Unscd. Notes	2.46	10/22/2025	200,000		206,905
Bank of America, Sr. Unscd. Notes	2.50	2/13/2031	470,000		472,279
Bank of America, Sr. Unscd. Notes	2.57	10/20/2032	125,000		125,361
Bank of America, Sr. Unscd. Notes	2.59	4/29/2031	250,000		253,072
Bank of America, Sr. Unscd. Notes	2.68	6/19/2041	145,000		139,881
Bank of America, Sr. Unscd. Notes	2.69	4/22/2032	225,000		227,991
Bank of America, Sr. Unscd. Notes	2.83	10/24/2051	250,000		246,679

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.1% (continued)
Banks - 5.8% (continued)
Bank of America, Sr. Unscd. Notes	2.88	10/22/2030	300,000		310,840
Bank of America, Sr. Unscd. Notes	2.97	7/21/2052	85,000		85,858
Bank of America, Sr. Unscd. Notes	3.00	12/20/2023	744,000		763,725
Bank of America, Sr. Unscd. Notes	3.19	7/23/2030	130,000		137,962
Bank of America, Sr. Unscd. Notes	3.31	4/22/2042	170,000		180,299
Bank of America, Sr. Unscd. Notes	3.82	1/20/2028	310,000		338,277
Bank of America, Sr. Unscd. Notes	3.86	7/23/2024	150,000		157,556
Bank of America, Sr. Unscd. Notes	3.95	1/23/2049	75,000		88,603
Bank of America, Sr. Unscd. Notes	3.97	3/5/2029	150,000		166,260
Bank of America, Sr. Unscd. Notes	3.97	2/7/2030	300,000		333,609
Bank of America, Sr. Unscd. Notes	4.24	4/24/2038	160,000		187,581
Bank of America, Sr. Unscd. Notes	4.27	7/23/2029	180,000		202,556
Bank of America, Sr. Unscd. Notes	4.33	3/15/2050	145,000		180,679
Bank of America, Sr. Unscd. Notes	5.00	1/21/2044	500,000		657,835
Bank of America, Sr. Unscd. Notes, Ser. N	3.48	3/13/2052	50,000		55,363
Bank of America, Sub. Notes	4.00	1/22/2025	500,000		539,144
Bank of America, Sub. Notes, Ser. L	4.18	11/25/2027	500,000		551,133
Bank of Montreal, Sr. Unscd. Notes	0.95	1/22/2027	600,000		584,240
Bank of Montreal, Sr. Unscd. Notes	2.05	11/1/2022	300,000	[a]	305,083
BankUnited, Sub. Notes	5.13	6/11/2030	200,000		229,466
Barclays, Sr. Unscd. Notes	4.34	1/10/2028	200,000		220,849
Barclays, Sr. Unscd. Notes	4.38	1/12/2026	200,000		220,327
BPCE, Gtd. Notes	4.00	4/15/2024	200,000		214,668
Canadian Imperial Bank of Commerce, Sr. Unscd. Notes	0.95	6/23/2023	200,000		200,947
Citigroup, Sr. Unscd. Notes	1.68	5/15/2024	500,000		507,480
Citigroup, Sr. Unscd. Notes	3.11	4/8/2026	750,000		790,222
Citigroup, Sr. Unscd. Notes	3.67	7/24/2028	500,000		541,379
Citigroup, Sr. Unscd. Notes	3.88	1/24/2039	60,000		68,631
Citigroup, Sr. Unscd. Notes	4.08	4/23/2029	100,000		111,586
Citigroup, Sr. Unscd. Notes	4.28	4/24/2048	200,000		250,613
Citigroup, Sr. Unscd. Notes	4.65	7/23/2048	150,000		197,323
Citigroup, Sr. Unscd. Notes	6.63	1/15/2028	100,000	[a]	126,233
Citigroup, Sub. Notes	5.50	9/13/2025	500,000		570,513
Citigroup, Sub. Notes	6.68	9/13/2043	250,000		382,177
Cooperatieve Rabobank, Sr. Unscd. Notes	0.38	1/12/2024	300,000		297,116
Credit Suisse, Sr. Unscd. Notes	2.95	4/9/2025	250,000		263,330
Credit Suisse Group, Sr. Unscd. Notes	3.75	3/26/2025	500,000		535,369
Deutsche Bank, Sr. Unscd. Notes	2.13	11/24/2026	200,000		201,029
Deutsche Bank, Sr. Unscd. Notes	3.96	11/26/2025	400,000		427,891

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.1% (continued)
Banks - 5.8% (continued)
Discover Bank, Sr. Unscd. Notes	4.25	3/13/2026	400,000	442,659
Fifth Third Bancorp, Sr. Unscd. Notes	2.55	5/5/2027	200,000	207,839
HSBC Holdings, Sr. Unscd. Notes	1.59	5/24/2027	200,000	196,618
HSBC Holdings, Sr. Unscd. Notes	2.63	11/7/2025	400,000	413,752
HSBC Holdings, Sr. Unscd. Notes	3.90	5/25/2026	295,000	320,699
HSBC Holdings, Sr. Unscd. Notes	3.97	5/22/2030	300,000	328,326
HSBC Holdings, Sr. Unscd. Notes	4.95	3/31/2030	400,000	471,313
HSBC Holdings, Sub. Notes	4.25	3/14/2024	500,000	532,597
HSBC Holdings, Sub. Notes	6.50	5/2/2036	450,000	613,813
ING Groep, Sr. Unscd. Notes	3.55	4/9/2024	300,000	318,665
Intesa Sanpaolo, Gtd. Bonds	5.25	1/12/2024	400,000	434,760
JPMorgan Chase & Co., Sr. Unscd. Notes	0.56	2/16/2025	400,000	396,010
JPMorgan Chase & Co., Sr. Unscd. Notes	1.05	11/19/2026	150,000	146,437
JPMorgan Chase & Co., Sr. Unscd. Notes	1.58	4/22/2027	300,000	297,240
JPMorgan Chase & Co., Sr. Unscd. Notes	1.76	11/19/2031	75,000	71,099
JPMorgan Chase & Co., Sr. Unscd. Notes	2.08	4/22/2026	250,000	255,083
JPMorgan Chase & Co., Sr. Unscd. Notes	2.30	10/15/2025	230,000	237,085
JPMorgan Chase & Co., Sr. Unscd. Notes	2.52	4/22/2031	390,000	394,965
JPMorgan Chase & Co., Sr. Unscd. Notes	2.53	11/19/2041	80,000	76,085
JPMorgan Chase & Co., Sr. Unscd. Notes	2.58	4/22/2032	300,000	302,517
JPMorgan Chase & Co., Sr. Unscd. Notes	2.74	10/15/2030	220,000	225,623
JPMorgan Chase & Co., Sr. Unscd. Notes	3.11	4/22/2041	75,000	77,800
JPMorgan Chase & Co., Sr. Unscd. Notes	3.20	1/25/2023	500,000	516,820
JPMorgan Chase & Co., Sr. Unscd. Notes	3.30	4/1/2026	500,000	535,055
JPMorgan Chase & Co., Sr. Unscd. Notes	3.51	1/23/2029	135,000	145,876
JPMorgan Chase & Co., Sr. Unscd. Notes	3.80	7/23/2024	140,000	147,185
JPMorgan Chase & Co., Sr. Unscd. Notes	3.90	1/23/2049	105,000	123,288
JPMorgan Chase & Co., Sr. Unscd. Notes	3.96	11/15/2048	200,000	236,178

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.1% (continued)
Banks - 5.8% (continued)
JPMorgan Chase & Co., Sr. Unscd. Notes	4.01	4/23/2029	200,000		222,198
JPMorgan Chase & Co., Sr. Unscd. Notes	4.20	7/23/2029	150,000		168,359
JPMorgan Chase & Co., Sr. Unscd. Notes	4.26	2/22/2048	400,000		491,438
JPMorgan Chase & Co., Sr. Unscd. Notes	4.49	3/24/2031	300,000		348,147
JPMorgan Chase & Co., Sub. Notes	3.63	12/1/2027	500,000		539,817
JPMorgan Chase & Co., Sub. Notes	3.88	9/10/2024	500,000		537,720
KeyBank, Sr. Unscd. Notes	0.42	1/3/2024	200,000		199,713
KeyBank, Sr. Unscd. Notes	3.30	6/1/2025	400,000		429,457
KeyBank, Sub. Notes	6.95	2/1/2028	100,000		127,185
KfW, Gov't Gtd. Bonds	0.38	7/18/2025	245,000		239,304
KfW, Gov't Gtd. Notes	0.63	1/22/2026	250,000		244,928
KfW, Gov't Gtd. Notes	2.00	5/2/2025	1,100,000	[a]	1,140,644
KfW, Gov't Gtd. Notes	2.38	12/29/2022	805,000		824,075
Landwirtschaftliche Rentenbank, Gov't Gtd. Notes	2.38	6/10/2025	500,000		525,274
Landwirtschaftliche Rentenbank, Gov't Gtd. Notes	3.13	11/14/2023	400,000		420,607
Lloyds Banking Group, Sr. Unscd. Notes	4.55	8/16/2028	500,000		570,967
Lloyds Banking Group, Sub. Notes	4.58	12/10/2025	820,000		907,028
Mitsubishi UFJ Financial Group, Sr. Unscd. Notes	1.41	7/17/2025	200,000		199,667
Mitsubishi UFJ Financial Group, Sr. Unscd. Notes	2.05	7/17/2030	200,000		194,906
Mitsubishi UFJ Financial Group, Sr. Unscd. Notes	3.76	7/26/2023	300,000		316,021
Mitsubishi UFJ Financial Group, Sr. Unscd. Notes	4.29	7/26/2038	200,000		240,830
Mizuho Financial Group, Sr. Unscd. Notes	1.24	7/10/2024	200,000		201,397
Mizuho Financial Group, Sr. Unscd. Notes	2.20	7/10/2031	200,000		195,073
Morgan Stanley, Sr. Unscd. Notes	0.53	1/25/2024	300,000		299,469
Morgan Stanley, Sr. Unscd. Notes	0.56	11/10/2023	75,000		74,953
Morgan Stanley, Sr. Unscd. Notes	1.51	7/20/2027	140,000		137,756
Morgan Stanley, Sr. Unscd. Notes	1.59	5/4/2027	300,000		297,294
Morgan Stanley, Sr. Unscd. Notes	1.79	2/13/2032	75,000		70,705
Morgan Stanley, Sr. Unscd. Notes	2.24	7/21/2032	155,000		151,447
Morgan Stanley, Sr. Unscd. Notes	2.51	10/20/2032	95,000		94,847
Morgan Stanley, Sr. Unscd. Notes	2.70	1/22/2031	175,000		178,989
Morgan Stanley, Sr. Unscd. Notes	2.72	7/22/2025	100,000		103,862

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.1% (continued)
Banks - 5.8% (continued)
Morgan Stanley, Sr. Unscd. Notes	3.13	1/23/2023	150,000		154,717
Morgan Stanley, Sr. Unscd. Notes	3.22	4/22/2042	300,000		315,690
Morgan Stanley, Sr. Unscd. Notes	3.63	1/20/2027	380,000		413,139
Morgan Stanley, Sr. Unscd. Notes	3.77	1/24/2029	180,000		197,794
Morgan Stanley, Sr. Unscd. Notes	4.00	7/23/2025	500,000		545,901
Morgan Stanley, Sr. Unscd. Notes	4.38	1/22/2047	500,000		631,737
Morgan Stanley, Sr. Unscd. Notes	7.25	4/1/2032	300,000		432,965
Morgan Stanley, Sub. Notes	3.95	4/23/2027	500,000		549,035
National Australia Bank, Sr. Unscd. Notes	1.88	12/13/2022	250,000		254,332
National Australia Bank, Sr. Unscd. Notes	2.50	7/12/2026	250,000		262,164
Natwest Group, Sr. Unscd. Notes	4.80	4/5/2026	500,000		560,745
Northern Trust, Sub. Notes	3.95	10/30/2025	546,000		603,682
PNC Bank, Sub. Notes	3.80	7/25/2023	500,000		525,460
Royal Bank of Canada, Sr. Unscd. Notes	0.43	1/19/2024	300,000	[a]	297,500
Royal Bank of Canada, Sr. Unscd. Notes	1.15	6/10/2025	200,000		199,049
Royal Bank of Canada, Sr. Unscd. Notes	1.60	4/17/2023	250,000		253,964
Royal Bank of Canada, Sr. Unscd. Notes	1.95	1/17/2023	200,000		203,552
Santander UK Group Holdings, Sr. Unscd. Notes	1.09	3/15/2025	300,000		298,646
State Street, Sr. Unscd. Notes	3.15	3/30/2031	300,000		325,976
State Street, Sub. Notes	3.03	11/1/2034	225,000		235,548
Sumitomo Mitsui Banking, Gtd. Bonds	3.00	1/18/2023	290,000		298,678
Sumitomo Mitsui Financial Group, Sr. Unscd. Notes	0.51	1/12/2024	300,000		297,573
Sumitomo Mitsui Financial Group, Sr. Unscd. Notes	0.95	1/12/2026	300,000		292,597
Sumitomo Mitsui Financial Group, Sr. Unscd. Notes	3.45	1/11/2027	160,000		172,608
Sumitomo Mitsui Financial Group, Sr. Unscd. Notes	3.78	3/9/2026	500,000		544,784
SVB Financial Group, Sr. Unscd. Notes	3.13	6/5/2030	200,000		212,766
The Bank of Nova Scotia, Sr. Unscd. Notes	1.30	6/11/2025	200,000	[a]	200,005
The Bank of Nova Scotia, Sr. Unscd. Notes	1.30	9/15/2026	300,000		295,664
The Bank of Nova Scotia, Sr. Unscd. Notes	1.63	5/1/2023	250,000		254,074

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.1% (continued)
Banks - 5.8% (continued)
The Bank of Nova Scotia, Sr. Unscd. Notes	2.00	11/15/2022	180,000	183,007
The Bank of Nova Scotia, Sr. Unscd. Notes	3.40	2/11/2024	200,000	211,132
The Bank of Nova Scotia, Sub. Notes	4.50	12/16/2025	500,000	556,929
The Goldman Sachs Group, Sr. Unscd. Bonds	4.22	5/1/2029	200,000	224,089
The Goldman Sachs Group, Sr. Unscd. Notes	1.43	3/9/2027	150,000	147,763
The Goldman Sachs Group, Sr. Unscd. Notes	1.54	9/10/2027	140,000	137,702
The Goldman Sachs Group, Sr. Unscd. Notes	1.95	10/21/2027	130,000	130,175
The Goldman Sachs Group, Sr. Unscd. Notes	2.38	7/21/2032	170,000	167,224
The Goldman Sachs Group, Sr. Unscd. Notes	2.62	4/22/2032	300,000	301,447
The Goldman Sachs Group, Sr. Unscd. Notes	2.65	10/21/2032	120,000	120,981
The Goldman Sachs Group, Sr. Unscd. Notes	2.91	7/21/2042	65,000	64,965
The Goldman Sachs Group, Sr. Unscd. Notes	3.21	4/22/2042	300,000	311,452
The Goldman Sachs Group, Sr. Unscd. Notes	3.63	1/22/2023	500,000	518,453
The Goldman Sachs Group, Sr. Unscd. Notes	3.63	2/20/2024	500,000	529,089
The Goldman Sachs Group, Sr. Unscd. Notes	3.81	4/23/2029	150,000	164,462
The Goldman Sachs Group, Sr. Unscd. Notes	3.85	1/26/2027	730,000	790,804
The Goldman Sachs Group, Sr. Unscd. Notes, Ser. FXD	0.48	1/27/2023	300,000	299,281
The Goldman Sachs Group, Sr. Unscd. Notes, Ser. VAR	0.63	11/17/2023	200,000	199,825
The Goldman Sachs Group, Sub. Notes	4.25	10/21/2025	130,000	142,579
The Goldman Sachs Group, Sub. Notes	6.75	10/1/2037	500,000	712,445
The PNC Financial Services Group, Sr. Unscd. Notes	2.20	11/1/2024	500,000	519,544
The PNC Financial Services Group, Sr. Unscd. Notes	3.45	4/23/2029	200,000	220,121
The Toronto-Dominion Bank, Sr. Unscd. Notes	0.75	6/12/2023	200,000	200,744
The Toronto-Dominion Bank, Sr. Unscd. Notes	0.75	1/6/2026	300,000	292,635

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.1% (continued)
Banks - 5.8% (continued)
The Toronto-Dominion Bank, Sr. Unscd. Notes	1.15	6/12/2025	200,000		199,359
The Toronto-Dominion Bank, Sr. Unscd. Notes	1.90	12/1/2022	300,000	[a]	304,844
The Toronto-Dominion Bank, Sr. Unscd. Notes	3.50	7/19/2023	350,000		367,929
Truist Bank, Sr. Unscd. Notes	2.15	12/6/2024	250,000		258,400
Truist Financial, Sr. Unscd. Notes	1.20	8/5/2025	200,000	[a]	199,930
Truist Financial, Sr. Unscd. Notes	1.95	6/5/2030	200,000		198,401
Truist Financial, Sr. Unscd. Notes	2.50	8/1/2024	200,000		208,478
Truist Financial, Sr. Unscd. Notes	3.70	6/5/2025	300,000		325,204
U.S. Bancorp, Sr. Unscd. Notes	1.38	7/22/2030	200,000		189,200
US Bank, Sr. Unscd. Notes	3.40	7/24/2023	350,000		366,725
Wells Fargo & Co., Sr. Unscd. Notes	2.16	2/11/2026	145,000		148,430
Wells Fargo & Co., Sr. Unscd. Notes	2.19	4/30/2026	400,000		408,950
Wells Fargo & Co., Sr. Unscd. Notes	2.57	2/11/2031	545,000		551,638
Wells Fargo & Co., Sr. Unscd. Notes	3.07	4/30/2041	400,000		411,221
Wells Fargo & Co., Sr. Unscd. Notes	3.55	9/29/2025	200,000		215,442
Wells Fargo & Co., Sr. Unscd. Notes	4.15	1/24/2029	135,000		152,085
Wells Fargo & Co., Sub. Notes	4.10	6/3/2026	500,000		548,478
Wells Fargo & Co., Sub. Notes	4.30	7/22/2027	500,000		560,336
Wells Fargo & Co., Sub. Notes	4.65	11/4/2044	500,000		618,190
Westpac Banking, Sr. Unscd. Notes	2.00	1/13/2023	300,000		305,649
Westpac Banking, Sr. Unscd. Notes	2.85	5/13/2026	200,000		212,500
Westpac Banking, Sub. Notes	2.67	11/15/2035	200,000		195,272
Westpac Banking, Sub. Notes	2.96	11/16/2040	200,000		199,960
				58,607,875
Beverage Products - .6%
Anheuser-Busch InBev Finance, Gtd. Notes	4.00	1/17/2043	700,000		784,850
Anheuser-Busch InBev Worldwide, Gtd. Notes	3.50	6/1/2030	100,000		109,719
Anheuser-Busch InBev Worldwide, Gtd. Notes	3.65	2/1/2026	315,000		342,565
Anheuser-Busch InBev Worldwide, Gtd. Notes	4.60	6/1/2060	140,000		175,383
Anheuser-Busch InBev Worldwide, Gtd. Notes	4.60	4/15/2048	250,000		309,275
Anheuser-Busch InBev Worldwide, Gtd. Notes	4.70	2/1/2036	590,000		714,319
Anheuser-Busch InBev Worldwide, Gtd. Notes	5.45	1/23/2039	120,000		157,853
Anheuser-Busch InBev Worldwide, Gtd. Notes	5.80	1/23/2059	300,000		444,677

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.1% (continued)
Beverage Products - .6% (continued)
Constellation Brands, Sr. Unscd. Notes	2.88	5/1/2030	400,000	414,325
Diageo Capital, Gtd. Notes	2.38	10/24/2029	300,000	307,461
Diageo Investment, Gtd. Notes	4.25	5/11/2042	250,000	308,582
Keurig Dr. Pepper, Gtd. Notes	4.06	5/25/2023	107,000	112,414
Molson Coors Beverage, Gtd. Notes	4.20	7/15/2046	150,000	168,189
PepsiCo, Sr. Unscd. Notes	2.63	7/29/2029	400,000	422,652
PepsiCo, Sr. Unscd. Notes	2.75	10/21/2051	40,000	41,313
PepsiCo, Sr. Unscd. Notes	3.50	7/17/2025	250,000	270,380
The Coca-Cola Company, Sr. Unscd. Notes	1.38	3/15/2031	200,000	188,820
The Coca-Cola Company, Sr. Unscd. Notes	2.88	5/5/2041	300,000	311,393
The Coca-Cola Company, Sr. Unscd. Notes	3.00	3/5/2051	200,000	213,208
				5,797,378
Building Materials - ..1%
Carrier Global, Sr. Unscd. Notes	2.49	2/15/2027	150,000	154,484
Carrier Global, Sr. Unscd. Notes	3.38	4/5/2040	225,000	235,746
Carrier Global, Sr. Unscd. Notes	3.58	4/5/2050	245,000	265,827
Johnson Controls International, Sr. Unscd. Notes	5.13	9/14/2045	10,000	13,188
Owens Corning, Sr. Unscd. Notes	7.00	12/1/2036	69,000	99,319
				768,564
Chemicals - .4%
Celanese US Holdings, Gtd. Notes	4.63	11/15/2022	350,000	364,808
DuPont de Nemours, Sr. Unscd. Notes	4.21	11/15/2023	100,000	106,653
DuPont de Nemours, Sr. Unscd. Notes	4.49	11/15/2025	100,000	111,297
DuPont de Nemours, Sr. Unscd. Notes	4.73	11/15/2028	100,000	117,004
DuPont de Nemours, Sr. Unscd. Notes	5.42	11/15/2048	125,000	175,052
Ecolab, Sr. Unscd. Notes	1.30	1/30/2031	300,000	[a] 281,499
Ecolab, Sr. Unscd. Notes	2.13	8/15/2050	325,000	294,597
LYB International Finance, Gtd. Bonds	4.00	7/15/2023	198,000	208,777
LYB International Finance III, Gtd. Notes	3.80	10/1/2060	250,000	267,952
NewMarket, Sr. Unscd. Notes	2.70	3/18/2031	400,000	397,577
Nutrien, Sr. Unscd. Notes	3.63	3/15/2024	200,000	211,355
Nutrien, Sr. Unscd. Notes	5.25	1/15/2045	200,000	269,824
The Dow Chemical Company, Sr. Unscd. Bonds	7.38	11/1/2029	229,000	309,137

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.1% (continued)
Chemicals - .4% (continued)
The Dow Chemical Company, Sr. Unscd. Notes	3.63	5/15/2026	250,000	271,188
The Dow Chemical Company, Sr. Unscd. Notes	4.38	11/15/2042	300,000	357,643
The Mosaic Company, Sr. Unscd. Notes	4.25	11/15/2023	300,000	318,107
The Sherwin-Williams Company, Sr. Unscd. Notes	4.50	6/1/2047	100,000	125,266
Westlake Chemical, Sr. Unscd. Notes	3.38	8/15/2061	200,000	194,307
				4,382,043
Commercial & Professional Services - .3%
Duke University, Unscd. Bonds, Ser. 2020	2.76	10/1/2050	100,000	[a] 104,903
Equifax, Sr. Unscd. Notes	2.60	12/1/2024	400,000	416,626
Global Payments, Sr. Unscd. Notes	4.80	4/1/2026	500,000	559,954
Moody's, Sr. Unscd. Notes	2.00	8/19/2031	400,000	391,295
Moody's, Sr. Unscd. Notes	2.55	8/18/2060	250,000	225,997
PayPal Holdings, Sr. Unscd. Notes	1.65	6/1/2025	400,000	405,866
PayPal Holdings, Sr. Unscd. Notes	2.85	10/1/2029	95,000	100,397
President & Fellows of Harvard College, Unscd. Bonds	3.15	7/15/2046	450,000	504,095
The Cleveland Clinic Foundation, Unscd. Bonds	4.86	1/1/2114	150,000	225,276
The Leland Stanford Junior University, Unscd. Bonds	3.65	5/1/2048	105,000	128,460
University of Southern California, Sr. Unscd. Notes	5.25	10/1/2111	40,000	66,317
William Marsh Rice University, Unscd. Bonds	3.57	5/15/2045	250,000	288,249
				3,417,435
Commercial Mortgage Pass-Through Certificates - 1.3%
Bank, Ser. 2019-BN21, Cl. A5	2.85	10/17/2052	400,000	422,245
BBCMS Mortgage Trust, Ser. 2020-C7, Cl. AS	2.44	4/15/2053	200,000	201,760
Benchmark Mortgage Trust, Ser. 2019-B10, Cl. A4	3.72	3/15/2062	300,000	333,876
Benchmark Mortgage Trust, Ser. 2020-IG1, Cl. A3	2.69	9/15/2043	400,000	415,877
Benchmark Mortgage Trust, Ser. 2020-IG1, Cl. AS	2.91	9/15/2043	500,000	517,809
CFCRE Commercial Mortgage Trust, Ser. 2017-C8, Cl. A4	3.57	6/15/2050	500,000	541,712
Citigroup Commercial Mortgage Trust, Ser. 2014-GC23, Cl. A4	3.62	7/10/2047	500,000	530,192
Commercial Mortgage Trust, Ser. 2013-CR11, Cl. B	5.11	8/10/2050	750,000	797,036

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.1% (continued)
Commercial Mortgage Pass-Through Certificates - 1.3% (continued)
Commercial Mortgage Trust, Ser. 2014-CR16, Cl. A4	4.05	4/10/2047	200,000	213,180
Commercial Mortgage Trust, Ser. 2016-CR28, Cl. A4	3.76	2/10/2049	1,035,000	1,121,053
GS Mortgage Securities Trust, Ser. 2014-GC18, Cl. A3	3.80	1/10/2047	413,407	426,587
GS Mortgage Securities Trust, Ser. 2019-GC42, Cl. A4	3.00	9/1/2052	250,000	266,116
GS Mortgage Securities Trust, Ser. 2020-GC45, Cl. AS	3.17	2/13/2053	200,000	212,211
JP Morgan Chase Commercial Mortgage Securities Trust, Ser. 2012-LC9, Cl. A5	2.84	12/15/2047	623,319	632,153
JPMBB Commercial Mortgage Securities Trust, Ser. 2014-C24, Cl. A5	3.64	11/15/2047	725,000	770,567
JPMBB Commercial Mortgage Securities Trust, Ser. 2015-C33, Cl. A4	3.77	12/15/2048	1,000,000	1,087,075
Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2015-C20, Cl. A4	3.25	2/15/2048	1,175,000	1,241,133
SG Commercial Mortgage Securities Trust, Ser. 2016-C5, Cl. A4	3.06	10/10/2048	1,000,000	1,047,527
UBS Commercial Mortgage Trust, Ser. 2018-C12, Cl. A5	4.30	8/15/2051	500,000	568,241
UBS-Barclays Commercial Mortgage Trust, Ser. 2013-C6, Cl. A4	3.24	4/10/2046	412,000	422,796
Wells Fargo Commercial Mortgage Trust, Ser. 2018-C44, Cl. A5	4.21	5/15/2051	900,000	1,016,833
Wells Fargo Commercial Mortgage Trust, Ser. 2019-C50, Cl. ASB	3.64	5/15/2052	200,000	218,620
				13,004,599
Consumer Discretionary - .0%
Lennar, Gtd. Notes	4.88	12/15/2023	100,000	107,335
Sands China, Sr. Unscd. Notes	4.38	6/18/2030	200,000	204,843
				312,178
Consumer Durables & Apparel - .1%
NIKE, Sr. Unscd. Notes	2.25	5/1/2023	300,000	306,900
NIKE, Sr. Unscd. Notes	3.38	3/27/2050	300,000	344,124
Ralph Lauren, Sr. Unscd. Notes	2.95	6/15/2030	200,000	209,503
				860,527
Consumer Staples - .2%
Church & Dwight, Sr. Unscd. Notes	3.95	8/1/2047	300,000	357,410
Kimberly-Clark, Sr. Unscd. Notes	3.10	3/26/2030	300,000	326,452

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.1% (continued)
Consumer Staples - .2% (continued)
The Estee Lauder Companies, Sr. Unscd. Notes	2.00	12/1/2024	320,000	330,573
The Estee Lauder Companies, Sr. Unscd. Notes	2.60	4/15/2030	300,000	313,558
Unilever Capital, Gtd. Notes	1.38	9/14/2030	500,000	477,325
				1,805,318
Diversified Financials - 1.0%
Affiliated Managers Group, Sr. Unscd. Notes	3.50	8/1/2025	250,000	267,977
Air Lease, Sr. Unscd. Notes	0.70	2/15/2024	300,000	296,660
Air Lease, Sr. Unscd. Notes	3.38	7/1/2025	300,000	316,223
Ally Financial, Sr. Unscd. Notes	3.88	5/21/2024	200,000	213,266
Ally Financial, Sr. Unscd. Notes	5.80	5/1/2025	250,000	284,967
American Express, Sub. Notes	3.63	12/5/2024	500,000	537,334
Ares Capital, Sr. Unscd. Notes	3.50	2/10/2023	300,000	309,285
BlackRock, Sr. Unscd. Notes	3.50	3/18/2024	250,000	266,062
Blackstone Secured Lending Fund, Sr. Unscd. Notes	3.63	1/15/2026	300,000	313,853
Capital One Financial, Sub. Notes	3.75	7/28/2026	750,000	811,339
CI Financial, Sr. Unscd. Notes	4.10	6/15/2051	300,000	329,783
CME Group, Sr. Unscd. Notes	3.00	3/15/2025	250,000	263,884
FS KKR Capital, Sr. Unscd. Notes	3.40	1/15/2026	200,000	205,666
GE Capital Funding, Gtd. Notes	4.05	5/15/2027	100,000	111,478
GE Capital International Funding, Gtd. Notes	4.42	11/15/2035	1,100,000	1,339,400
Intercontinental Exchange, Gtd. Notes	4.00	10/15/2023	350,000	371,932
Intercontinental Exchange, Sr. Unscd. Notes	2.10	6/15/2030	200,000	197,833
Intercontinental Exchange, Sr. Unscd. Notes	2.65	9/15/2040	75,000	72,486
Intercontinental Exchange, Sr. Unscd. Notes	3.00	9/15/2060	75,000	73,106
Intercontinental Exchange, Sr. Unscd. Notes	3.00	6/15/2050	200,000	200,253
Intercontinental Exchange, Sr. Unscd. Notes	4.25	9/21/2048	75,000	90,096
Invesco Finance, Gtd. Notes	4.00	1/30/2024	250,000	266,628
Jefferies Group, Sr. Unscd. Debs.	6.45	6/8/2027	35,000	43,220
Jefferies Group, Sr. Unscd. Notes	5.13	1/20/2023	150,000	157,862
Legg Mason, Sr. Unscd. Notes	5.63	1/15/2044	200,000	278,266
Mastercard, Sr. Unscd. Notes	3.85	3/26/2050	250,000	304,345
Nasdaq, Sr. Unscd. Notes	4.25	6/1/2024	250,000	268,495
Owl Rock Capital, Sr. Unscd. Notes	3.40	7/15/2026	200,000	205,616
Prospect Capital, Sr. Unscd. Notes	3.36	11/15/2026	300,000	300,014

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.1% (continued)
Diversified Financials - 1.0% (continued)
Synchrony Financial, Sr. Unscd. Notes	4.25	8/15/2024	500,000		536,704
Visa, Sr. Unscd. Notes	1.10	2/15/2031	300,000	[a]	280,633
Visa, Sr. Unscd. Notes	2.00	8/15/2050	140,000		125,400
Visa, Sr. Unscd. Notes	3.65	9/15/2047	55,000		64,774
Visa, Sr. Unscd. Notes	4.30	12/14/2045	200,000		256,589
				9,961,429
Educational Services - .0%
California Institute of Technology, Unscd. Bonds	4.32	8/1/2045	110,000		144,276
Electronic Components - .2%
Arrow Electronics, Sr. Unscd. Notes	4.50	3/1/2023	500,000		519,192
Emerson Electric, Sr. Unscd. Notes	2.63	2/15/2023	260,000		266,094
Honeywell International, Sr. Unscd. Notes	1.10	3/1/2027	200,000		196,526
Honeywell International, Sr. Unscd. Notes	1.75	9/1/2031	400,000		389,382
Jabil, Sr. Unscd. Notes	3.00	1/15/2031	200,000		204,892
				1,576,086
Energy - 2.2%
Baker Hughes Co-Obligor, Sr. Unscd. Notes	4.49	5/1/2030	400,000		462,027
BP Capital Markets, Gtd. Notes	2.50	11/6/2022	400,000		407,657
BP Capital Markets America, Gtd. Notes	3.63	4/6/2030	300,000	[a]	332,433
BP Capital Markets America, Gtd. Notes	3.80	9/21/2025	300,000		327,767
BP Capital Markets America, Gtd. Notes	3.94	9/21/2028	300,000		336,163
BP Capital Markets America, Gtd. Notes	4.23	11/6/2028	100,000		114,125
Canadian Natural Resources, Sr. Unscd. Notes	6.25	3/15/2038	200,000		267,745
Cenovus Energy, Sr. Unscd. Notes	6.75	11/15/2039	115,000		157,843
Cheniere Corpus Christi Holdings, Sr. Scd. Notes	5.88	3/31/2025	180,000		201,551
Chevron, Sr. Unscd. Notes	2.24	5/11/2030	180,000		184,080
Chevron, Sr. Unscd. Notes	2.95	5/16/2026	295,000		314,549
Chevron, Sr. Unscd. Notes	3.08	5/11/2050	300,000		322,030
Chevron, Sr. Unscd. Notes	3.33	11/17/2025	165,000		177,970
Chevron USA, Gtd. Notes	2.34	8/12/2050	35,000		32,898
Chevron USA, Gtd. Notes	3.90	11/15/2024	200,000		216,577
CNOOC Finance, Gtd. Notes	3.00	5/9/2023	500,000		514,208
CNOOC Petroleum North America, Gtd. Notes	5.88	3/10/2035	125,000		154,400

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.1% (continued)
Energy - 2.2% (continued)
ConocoPhillips, Gtd. Notes	4.85	8/15/2048	65,000	[b]	86,918
ConocoPhillips, Gtd. Notes	4.95	3/15/2026	150,000		170,660
ConocoPhillips, Gtd. Notes	5.95	3/15/2046	250,000		379,495
ConocoPhillips, Sr. Unscd. Notes	6.95	4/15/2029	125,000		165,767
Devon Energy, Sr. Unscd. Notes	5.85	12/15/2025	71,000		81,839
Enable Midstream Partners, Gtd. Notes	5.00	5/15/2044	250,000		271,498
Enbridge, Gtd. Notes	4.25	12/1/2026	500,000		556,110
Energy Transfer, Sr. Unscd. Notes	3.75	5/15/2030	200,000		213,283
Energy Transfer, Sr. Unscd. Notes	4.95	1/15/2043	200,000		221,286
Energy Transfer, Sr. Unscd. Notes	5.15	2/1/2043	500,000		565,463
Energy Transfer, Sr. Unscd. Notes	6.25	4/15/2049	95,000		126,370
Enterprise Products Operating, Gtd. Notes	3.13	7/31/2029	300,000		320,101
Enterprise Products Operating, Gtd. Notes	3.70	2/15/2026	200,000		216,913
Enterprise Products Operating, Gtd. Notes	3.95	1/31/2060	95,000		104,282
Enterprise Products Operating, Gtd. Notes	4.25	2/15/2048	75,000		85,946
Enterprise Products Operating, Gtd. Notes	4.90	5/15/2046	500,000		615,347
EOG Resources, Sr. Unscd. Notes	3.90	4/1/2035	200,000		226,889
Equinor, Gtd. Notes	2.65	1/15/2024	500,000		520,285
Equinor, Gtd. Notes	3.63	4/6/2040	200,000		225,760
Exxon Mobil, Sr. Unscd. Notes	1.57	4/15/2023	250,000		253,823
Exxon Mobil, Sr. Unscd. Notes	2.61	10/15/2030	345,000		359,460
Exxon Mobil, Sr. Unscd. Notes	3.10	8/16/2049	230,000		240,451
Exxon Mobil, Sr. Unscd. Notes	3.45	4/15/2051	135,000		149,916
Exxon Mobil, Sr. Unscd. Notes	4.11	3/1/2046	250,000		300,839
Halliburton, Sr. Unscd. Notes	3.80	11/15/2025	415,000		452,285
Hess, Sr. Unscd. Notes	4.30	4/1/2027	250,000	[a]	274,333
Hess, Sr. Unscd. Notes	5.60	2/15/2041	250,000		315,416
Kinder Morgan, Gtd. Notes	3.60	2/15/2051	200,000		203,504
Kinder Morgan Energy Partners, Gtd. Notes	3.50	9/1/2023	500,000		521,006
Kinder Morgan Energy Partners, Gtd. Notes	7.40	3/15/2031	350,000		473,647
Marathon Oil, Sr. Unscd. Notes	6.60	10/1/2037	150,000		202,261
Marathon Petroleum, Sr. Unscd. Notes	4.75	9/15/2044	300,000		350,594
MPLX, Sr. Unscd. Notes	4.50	4/15/2038	105,000		118,441
MPLX, Sr. Unscd. Notes	4.88	12/1/2024	500,000		548,264
MPLX, Sr. Unscd. Notes	4.90	4/15/2058	115,000		137,375

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.1% (continued)
Energy - 2.2% (continued)
MPLX, Sr. Unscd. Notes	5.50	2/15/2049	150,000		193,839
ONEOK Partners, Gtd. Notes	5.00	9/15/2023	500,000		531,244
ONEOK Partners, Gtd. Notes	6.85	10/15/2037	60,000		81,865
Phillips 66, Gtd. Notes	1.30	2/15/2026	200,000		196,841
Phillips 66, Gtd. Notes	4.88	11/15/2044	202,000		254,990
Plains All American Pipeline, Sr. Unscd. Notes	3.85	10/15/2023	300,000		314,214
Plains All American Pipeline, Sr. Unscd. Notes	4.90	2/15/2045	250,000		278,205
Sabine Pass Liquefaction, Sr. Scd. Notes	5.00	3/15/2027	600,000		680,596
Sabine Pass Liquefaction, Sr. Scd. Notes	5.63	4/15/2023	300,000		317,035
Shell International Finance, Gtd. Notes	2.38	4/6/2025	250,000		259,602
Shell International Finance, Gtd. Notes	2.38	11/7/2029	400,000		410,843
Shell International Finance, Gtd. Notes	2.75	4/6/2030	250,000		263,655
Shell International Finance, Gtd. Notes	2.88	5/10/2026	185,000		197,357
Shell International Finance, Gtd. Notes	3.25	4/6/2050	250,000	[a]	273,473
Shell International Finance, Gtd. Notes	4.13	5/11/2035	260,000		307,481
Spectra Energy Partners, Gtd. Notes	5.95	9/25/2043	200,000		276,965
Suncor Energy, Sr. Unscd. Notes	4.00	11/15/2047	50,000		56,503
Suncor Energy, Sr. Unscd. Notes	6.50	6/15/2038	300,000		417,233
Tennessee Gas Pipeline, Gtd. Debs.	7.63	4/1/2037	70,000		101,157
The Williams Companies, Sr. Unscd. Notes	3.75	6/15/2027	150,000		163,321
The Williams Companies, Sr. Unscd. Notes	4.00	9/15/2025	100,000		108,728
The Williams Companies, Sr. Unscd. Notes	6.30	4/15/2040	400,000		546,849
TotalEnergies Capital International, Gtd. Notes	2.83	1/10/2030	170,000		180,841
TotalEnergies Capital International, Gtd. Notes	3.46	7/12/2049	50,000		55,444
TransCanada Pipelines, Sr. Unscd. Notes	4.88	5/15/2048	60,000		76,437
TransCanada Pipelines, Sr. Unscd. Notes	6.20	10/15/2037	75,000		102,308
TransCanada Pipelines, Sr. Unscd. Notes	7.63	1/15/2039	300,000		465,246
Valero Energy, Sr. Unscd. Notes	6.63	6/15/2037	165,000		225,711

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.1% (continued)
Energy - 2.2% (continued)
Valero Energy, Sr. Unscd. Notes	7.50	4/15/2032	170,000		236,931
				22,154,764
Environmental Control - .0%
Waste Management, Gtd. Notes	4.15	7/15/2049	250,000		314,931
Financials - .0%
Brookfield Asset Management, Sr. Unscd. Notes	4.00	1/15/2025	250,000		269,464
Food Products - .4%
Campbell Soup, Sr. Unscd. Notes	3.30	3/19/2025	400,000		424,564
Campbell Soup, Sr. Unscd. Notes	4.15	3/15/2028	80,000		89,689
Conagra Brands, Sr. Unscd. Notes	1.38	11/1/2027	200,000		192,790
Conagra Brands, Sr. Unscd. Notes	3.20	1/25/2023	85,000		87,132
Conagra Brands, Sr. Unscd. Notes	4.85	11/1/2028	100,000		116,676
Conagra Brands, Sr. Unscd. Notes	5.40	11/1/2048	60,000		81,441
General Mills, Sr. Unscd. Notes	2.88	4/15/2030	300,000		314,308
General Mills, Sr. Unscd. Notes	3.00	2/1/2051	300,000	[b]	307,121
Hormel Foods, Sr. Unscd. Notes	1.80	6/11/2030	200,000		196,228
Kellogg, Sr. Unscd. Notes	2.65	12/1/2023	300,000		311,684
McCormick & Co., Sr. Unscd. Notes	0.90	2/15/2026	200,000		194,521
McCormick & Co., Sr. Unscd. Notes	2.50	4/15/2030	300,000		305,107
Mondelez International, Sr. Unscd. Notes	2.75	4/13/2030	300,000		312,709
Sysco, Gtd. Notes	5.38	9/21/2035	200,000		257,129
The Kroger Company, Sr. Unscd. Notes	3.70	8/1/2027	300,000		330,312
The Kroger Company, Sr. Unscd. Notes	7.50	4/1/2031	200,000		282,001
Tyson Foods, Sr. Unscd. Bonds	5.15	8/15/2044	250,000		329,046
				4,132,458
Foreign Governmental - 1.4%
Canada, Sr. Unscd. Bonds	1.63	1/22/2025	400,000	[a]	409,949
Chile, Sr. Unscd. Notes	3.13	3/27/2025	500,000		529,485
Finland, Sr. Unscd. Bonds	6.95	2/15/2026	25,000		30,594
Hungary, Sr. Unscd. Notes	7.63	3/29/2041	300,000		495,351
Indonesia, Sr. Unscd. Notes	3.50	1/11/2028	300,000		324,389
Indonesia, Sr. Unscd. Notes	3.85	10/15/2030	300,000	[a]	334,191
Indonesia, Sr. Unscd. Notes	4.35	1/11/2048	300,000		338,080
Israel, Gov't Gtd. Bonds	5.50	9/18/2023	450,000		491,713
Israel, Sr. Unscd. Bonds	3.15	6/30/2023	300,000		312,327
Israel, Sr. Unscd. Bonds	3.88	7/3/2050	250,000		286,807
Israel, Sr. Unscd. Notes	3.38	1/15/2050	300,000		317,987
Italy, Sr. Unscd. Debs.	6.88	9/27/2023	400,000		444,827
Mexico, Sr. Unscd. Notes	2.66	5/24/2031	300,000		290,280

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.1% (continued)
Foreign Governmental - 1.4% (continued)
Mexico, Sr. Unscd. Notes	3.77	5/24/2061	300,000		277,162
Mexico, Sr. Unscd. Notes	3.90	4/27/2025	300,000		326,937
Mexico, Sr. Unscd. Notes	4.15	3/28/2027	345,000	[a]	385,657
Mexico, Sr. Unscd. Notes	4.28	8/14/2041	300,000		313,431
Mexico, Sr. Unscd. Notes	4.60	1/23/2046	600,000		640,416
Mexico, Sr. Unscd. Notes	5.00	4/27/2051	250,000		281,392
Mexico, Sr. Unscd. Notes	5.55	1/21/2045	350,000		419,104
Panama, Sr. Unscd. Bonds	3.88	3/17/2028	500,000		543,347
Panama, Sr. Unscd. Bonds	4.50	4/16/2050	200,000		221,270
Panama, Sr. Unscd. Bonds	6.70	1/26/2036	400,000		535,322
Peru, Sr. Unscd. Bonds	6.55	3/14/2037	370,000		505,044
Peru, Sr. Unscd. Bonds	7.35	7/21/2025	500,000		601,620
Philippines, Sr. Unscd. Bonds	3.70	2/2/2042	400,000		431,271
Philippines, Sr. Unscd. Bonds	10.63	3/16/2025	800,000		1,043,806
Province of Alberta Canada, Sr. Unscd. Notes	3.30	3/15/2028	80,000		88,093
Province of British Columbia Canada, Sr. Unscd. Bonds, Ser. USD2	6.50	1/15/2026	525,000		632,393
Province of Ontario Canada, Sr. Unscd. Bonds	1.75	1/24/2023	300,000		305,087
Province of Ontario Canada, Sr. Unscd. Notes	0.63	1/21/2026	200,000		195,568
Province of Ontario Canada, Sr. Unscd. Notes	3.40	10/17/2023	150,000		158,244
Province of Quebec Canada, Sr. Unscd. Debs., Ser. NJ	7.50	7/15/2023	200,000		223,164
Province of Quebec Canada, Sr. Unscd. Debs., Ser. PD	7.50	9/15/2029	550,000		778,293
Uruguay, Sr. Unscd. Bonds	4.98	4/20/2055	105,000		134,745
Uruguay, Sr. Unscd. Bonds	7.63	3/21/2036	300,000		452,220
Uruguay, Sr. Unscd. Notes	4.50	8/14/2024	400,000	[a]	426,304
				14,525,870
Health Care - 2.9%
Abbott Laboratories, Sr. Unscd. Notes	1.40	6/30/2030	200,000	[a]	192,792
Abbott Laboratories, Sr. Unscd. Notes	3.40	11/30/2023	200,000		210,000
Abbott Laboratories, Sr. Unscd. Notes	4.90	11/30/2046	200,000		278,648
AbbVie, Sr. Unscd. Notes	3.20	11/21/2029	335,000		358,210
AbbVie, Sr. Unscd. Notes	3.60	5/14/2025	170,000		182,325
AbbVie, Sr. Unscd. Notes	3.80	3/15/2025	300,000		323,424
AbbVie, Sr. Unscd. Notes	4.25	11/21/2049	490,000		590,056
AbbVie, Sr. Unscd. Notes	4.25	11/14/2028	110,000		124,997

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.1% (continued)
Health Care - 2.9% (continued)
AbbVie, Sr. Unscd. Notes	4.75	3/15/2045	400,000	503,428
Aetna, Sr. Unscd. Notes	4.75	3/15/2044	250,000	312,666
Aetna, Sr. Unscd. Notes	6.63	6/15/2036	150,000	214,640
AmerisourceBergen, Sr. Unscd. Notes	2.80	5/15/2030	100,000	103,420
Amgen, Sr. Unscd. Notes	2.45	2/21/2030	70,000	71,178
Amgen, Sr. Unscd. Notes	2.60	8/19/2026	500,000	522,635
Amgen, Sr. Unscd. Notes	2.80	8/15/2041	200,000	194,526
Amgen, Sr. Unscd. Notes	3.00	1/15/2052	200,000	196,280
Amgen, Sr. Unscd. Notes	3.15	2/21/2040	60,000	61,599
Amgen, Sr. Unscd. Notes	3.38	2/21/2050	60,000	63,287
Amgen, Sr. Unscd. Notes	4.66	6/15/2051	300,000	387,534
Anthem, Sr. Unscd. Notes	2.25	5/15/2030	100,000	99,778
Anthem, Sr. Unscd. Notes	3.60	3/15/2051	60,000	66,992
Anthem, Sr. Unscd. Notes	4.38	12/1/2047	450,000	554,716
AstraZeneca, Sr. Unscd. Notes	1.38	8/6/2030	70,000	66,255
AstraZeneca, Sr. Unscd. Notes	4.38	8/17/2048	45,000	58,846
AstraZeneca, Sr. Unscd. Notes	4.38	11/16/2045	205,000	265,232
Banner Health, Unscd. Bonds	2.34	1/1/2030	300,000	303,017
Baxalta, Gtd. Notes	5.25	6/23/2045	200,000	270,992
Becton Dickinson & Co., Sr. Unscd. Notes	3.73	12/15/2024	386,000	414,123
Biogen, Sr. Unscd. Notes	4.05	9/15/2025	500,000	547,314
Boston Scientific, Sr. Unscd. Notes	1.90	6/1/2025	300,000	305,932
Bristol-Myers Squibb, Sr. Unscd. Notes	0.75	11/13/2025	200,000	196,371
Bristol-Myers Squibb, Sr. Unscd. Notes	1.45	11/13/2030	200,000	191,258
Bristol-Myers Squibb, Sr. Unscd. Notes	2.35	11/13/2040	200,000	191,311
Bristol-Myers Squibb, Sr. Unscd. Notes	2.55	11/13/2050	200,000	191,597
Bristol-Myers Squibb, Sr. Unscd. Notes	2.90	7/26/2024	285,000	300,061
Bristol-Myers Squibb, Sr. Unscd. Notes	3.25	2/20/2023	58,000	60,006
Bristol-Myers Squibb, Sr. Unscd. Notes	3.40	7/26/2029	250,000	275,000
Bristol-Myers Squibb, Sr. Unscd. Notes	3.90	2/20/2028	90,000	101,242
Bristol-Myers Squibb, Sr. Unscd. Notes	4.25	10/26/2049	200,000	251,814
Bristol-Myers Squibb, Sr. Unscd. Notes	4.35	11/15/2047	90,000	114,169

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.1% (continued)
Health Care - 2.9% (continued)
Bristol-Myers Squibb, Sr. Unscd. Notes	4.55	2/20/2048	90,000		117,974
Cardinal Health, Sr. Unscd. Notes	3.20	3/15/2023	150,000		155,111
Cardinal Health, Sr. Unscd. Notes	4.60	3/15/2043	300,000		352,814
Cigna, Gtd. Notes	3.40	3/1/2027	300,000		322,898
Cigna, Gtd. Notes	3.75	7/15/2023	67,000		70,339
Cigna, Gtd. Notes	3.88	10/15/2047	75,000		84,070
Cigna, Gtd. Notes	4.13	11/15/2025	130,000		143,042
Cigna, Gtd. Notes	4.38	10/15/2028	230,000		263,792
Cigna, Gtd. Notes	4.80	7/15/2046	250,000		315,966
Cigna, Sr. Unscd. Notes	2.38	3/15/2031	80,000		80,237
CVS Health, Sr. Unscd. Notes	1.75	8/21/2030	85,000		81,015
CVS Health, Sr. Unscd. Notes	2.88	6/1/2026	400,000		421,175
CVS Health, Sr. Unscd. Notes	3.25	8/15/2029	100,000		106,945
CVS Health, Sr. Unscd. Notes	4.30	3/25/2028	640,000		724,898
CVS Health, Sr. Unscd. Notes	4.78	3/25/2038	500,000		612,300
CVS Health, Sr. Unscd. Notes	5.05	3/25/2048	200,000		263,297
Danaher, Sr. Unscd. Notes	4.38	9/15/2045	250,000		316,353
Dignity Health, Scd. Bonds	5.27	11/1/2064	304,000		428,605
Eli Lilly & Co., Sr. Unscd. Notes	2.50	9/15/2060	200,000		188,543
Eli Lilly & Co., Sr. Unscd. Notes	3.10	5/15/2027	500,000		537,302
Gilead Sciences, Sr. Unscd. Notes	1.20	10/1/2027	80,000		77,180
Gilead Sciences, Sr. Unscd. Notes	4.15	3/1/2047	220,000		262,211
GlaxoSmithKline Capital, Gtd. Bonds	6.38	5/15/2038	300,000		444,596
GlaxoSmithKline Capital, Gtd. Notes	2.80	3/18/2023	300,000		309,585
GlaxoSmithKline Capital, Gtd. Notes	3.38	5/15/2023	140,000		146,093
HCA, Sr. Scd. Notes	4.13	6/15/2029	110,000		121,900
HCA, Sr. Scd. Notes	5.13	6/15/2039	50,000		62,008
HCA, Sr. Scd. Notes	5.25	6/15/2049	100,000		129,832
Humana, Sr. Unscd. Notes	3.85	10/1/2024	500,000		537,073
Johnson & Johnson, Sr. Unscd. Notes	2.10	9/1/2040	400,000		381,226
Johnson & Johnson, Sr. Unscd. Notes	2.45	3/1/2026	380,000		399,423
Johnson & Johnson, Sr. Unscd. Notes	3.50	1/15/2048	50,000		59,003
Kaiser Foundation Hospitals, Gtd. Notes	3.15	5/1/2027	500,000		537,033
Kaiser Foundation Hospitals, Unscd. Bonds, Ser. 2021	3.00	6/1/2051	70,000		72,881
Laboratory Corp. of America Holdings, Sr. Unscd. Notes	4.00	11/1/2023	400,000		422,304
Medtronic, Gtd. Notes	3.50	3/15/2025	386,000		416,168
Memorial Sloan-Kettering Cancer Center, Sr. Unscd. Notes, Ser. 2015	4.20	7/1/2055	200,000		258,505
Merck & Co., Sr. Unscd. Notes	1.45	6/24/2030	400,000	[a]	384,705

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.1% (continued)
Health Care - 2.9% (continued)
Merck & Co., Sr. Unscd. Notes	2.35	6/24/2040	50,000		47,887
Merck & Co., Sr. Unscd. Notes	2.45	6/24/2050	60,000	[a]	57,252
Merck & Co., Sr. Unscd. Notes	2.75	2/10/2025	500,000		524,982
Merck & Co., Sr. Unscd. Notes	3.90	3/7/2039	55,000		64,452
Merck & Co., Sr. Unscd. Notes	4.00	3/7/2049	80,000		99,038
Mount Sinai Hospitals Group, Scd. Bonds, Ser. 2019	3.74	7/1/2049	300,000		334,892
Mylan, Gtd. Notes	5.40	11/29/2043	300,000		375,266
Northwell Healthcare, Scd. Notes	3.98	11/1/2046	250,000		287,235
Novartis Capital, Gtd. Notes	2.20	8/14/2030	390,000		398,434
Novartis Capital, Gtd. Notes	2.75	8/14/2050	60,000		61,498
Novartis Capital, Gtd. Notes	4.40	5/6/2044	340,000		435,290
Pfizer, Sr. Unscd. Notes	0.80	5/28/2025	300,000		297,054
Pfizer, Sr. Unscd. Notes	2.55	5/28/2040	300,000		298,959
Pfizer, Sr. Unscd. Notes	3.45	3/15/2029	100,000		110,785
Pfizer, Sr. Unscd. Notes	4.00	3/15/2049	65,000		80,384
Pfizer, Sr. Unscd. Notes	4.13	12/15/2046	300,000		373,964
Pfizer, Sr. Unscd. Notes	4.20	9/15/2048	60,000		76,247
Providence St. Joseph Health Obligated Group, Unscd. Notes, Ser. I	3.74	10/1/2047	250,000		289,930
Quest Diagnostics, Sr. Unscd. Notes	3.50	3/30/2025	250,000		266,656
Stryker, Sr. Unscd. Notes	3.50	3/15/2026	250,000		270,172
Stryker, Sr. Unscd. Notes	4.38	5/15/2044	250,000		307,314
Takeda Pharmaceutical, Sr. Unscd. Notes	4.40	11/26/2023	200,000		214,156
Takeda Pharmaceutical, Sr. Unscd. Notes	5.00	11/26/2028	200,000		236,713
Thermo Fisher Scientific, Sr. Unscd. Notes	2.80	10/15/2041	200,000		201,131
Thermo Fisher Scientific, Sr. Unscd. Notes	5.30	2/1/2044	250,000		346,603
Trinity Health, Scd. Bonds	4.13	12/1/2045	200,000		251,371
UnitedHealth Group, Sr. Unscd. Notes	3.05	5/15/2041	75,000		78,254
UnitedHealth Group, Sr. Unscd. Notes	3.75	10/15/2047	70,000		81,311
UnitedHealth Group, Sr. Unscd. Notes	3.75	7/15/2025	330,000		360,171
UnitedHealth Group, Sr. Unscd. Notes	3.88	12/15/2028	100,000		113,132
UnitedHealth Group, Sr. Unscd. Notes	4.25	6/15/2048	80,000		100,399
UnitedHealth Group, Sr. Unscd. Notes	4.45	12/15/2048	60,000		77,640

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.1% (continued)
Health Care - 2.9% (continued)
UnitedHealth Group, Sr. Unscd. Notes	4.75	7/15/2045	280,000		373,942
UnitedHealth Group, Sr. Unscd. Notes	6.88	2/15/2038	410,000		632,309
UnitedHealth Group , Sr. Unscd. Notes	2.30	5/15/2031	75,000		75,863
UnitedHealth Group , Sr. Unscd. Notes	3.25	5/15/2051	100,000		108,867
Viatris, Gtd. Notes	2.70	6/22/2030	150,000	[a,b]	149,996
Zoetis, Sr. Unscd. Notes	3.00	5/15/2050	300,000		315,121
				29,100,743
Industrial - .6%
3M, Sr. Unscd. Notes	2.25	9/19/2026	500,000		519,292
3M, Sr. Unscd. Notes	2.38	8/26/2029	390,000		401,804
3M, Sr. Unscd. Notes	3.38	3/1/2029	300,000		329,774
Caterpillar, Sr. Unscd. Bonds	6.05	8/15/2036	237,000		340,081
Caterpillar, Sr. Unscd. Notes	3.25	4/9/2050	300,000		336,353
Caterpillar, Sr. Unscd. Notes	4.30	5/15/2044	200,000		251,023
Caterpillar Financial Services, Sr. Unscd. Notes	0.80	11/13/2025	200,000	[a]	197,188
Eaton, Gtd. Notes	4.15	11/2/2042	200,000		238,169
General Electric, Sr. Unscd. Notes	3.63	5/1/2030	395,000		442,767
General Electric, Sr. Unscd. Notes	4.35	5/1/2050	210,000		267,746
Illinois Tool Works, Sr. Unscd. Notes	3.90	9/1/2042	270,000		316,708
John Deere Capital, Sr. Unscd. Notes	0.70	1/15/2026	200,000		195,303
John Deere Capital, Sr. Unscd. Notes	1.45	1/15/2031	300,000	[a]	285,949
Otis Worldwide, Sr. Unscd. Notes	2.06	4/5/2025	300,000		307,409
Parker-Hannifin, Sr. Unscd. Notes	3.25	6/14/2029	300,000		321,663
Parker-Hannifin, Sr. Unscd. Notes	4.00	6/14/2049	40,000		46,994
Stanley Black & Decker, Sr. Unscd. Notes	2.30	3/15/2030	300,000		307,322
Textron, Sr. Unscd. Notes	4.00	3/15/2026	500,000		545,941
Xylem, Sr. Unscd. Notes	4.38	11/1/2046	250,000		306,249
				5,957,735
Information Technology - .8%
Adobe, Sr. Unscd. Notes	3.25	2/1/2025	250,000		266,199
Autodesk, Sr. Unscd. Notes	4.38	6/15/2025	250,000		274,428
Broadridge Financial Solutions, Sr. Unscd. Notes	2.90	12/1/2029	150,000		156,038
Citrix Systems, Sr. Unscd. Notes	1.25	3/1/2026	400,000		389,582
Electronic Arts, Sr. Unscd. Notes	1.85	2/15/2031	200,000		192,405
Electronic Arts, Sr. Unscd. Notes	2.95	2/15/2051	200,000		195,356
Fiserv, Sr. Unscd. Notes	3.50	7/1/2029	190,000		205,182
Fiserv, Sr. Unscd. Notes	4.40	7/1/2049	100,000		120,918

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.1% (continued)
Information Technology - .8% (continued)
Microsoft, Sr. Unscd. Notes	2.53	6/1/2050	661,000	651,382
Microsoft, Sr. Unscd. Notes	2.68	6/1/2060	353,000	351,741
Microsoft, Sr. Unscd. Notes	3.04	3/17/2062	360,000	387,986
Oracle, Sr. Unscd. Notes	2.88	3/25/2031	205,000	210,450
Oracle, Sr. Unscd. Notes	2.95	4/1/2030	700,000	726,074
Oracle, Sr. Unscd. Notes	3.25	11/15/2027	250,000	267,342
Oracle, Sr. Unscd. Notes	3.40	7/8/2024	500,000	528,645
Oracle, Sr. Unscd. Notes	3.85	7/15/2036	900,000	973,587
Oracle, Sr. Unscd. Notes	3.90	5/15/2035	300,000	326,164
Oracle, Sr. Unscd. Notes	4.00	11/15/2047	160,000	173,260
Oracle, Sr. Unscd. Notes	4.10	3/25/2061	210,000	230,805
Roper Technologies, Sr. Unscd. Notes	1.00	9/15/2025	300,000	295,355
Roper Technologies, Sr. Unscd. Notes	1.40	9/15/2027	300,000	291,882
Roper Technologies, Sr. Unscd. Notes	3.80	12/15/2026	500,000	548,579
				7,763,360
Insurance - .9%
American International Group, Sr. Unscd. Notes	3.88	1/15/2035	500,000	558,731
American International Group, Sr. Unscd. Notes	4.20	4/1/2028	90,000	101,825
American International Group, Sr. Unscd. Notes	4.75	4/1/2048	200,000	257,955
Aon, Gtd. Notes	2.80	5/15/2030	100,000	103,709
Aon, Gtd. Notes	3.75	5/2/2029	250,000	277,462
Aon, Gtd. Notes	4.60	6/14/2044	200,000	248,770
Arthur J. Gallagher & Co., Sr. Unscd. Notes	3.50	5/20/2051	40,000	43,618
Athene Holding, Sr. Unscd. Notes	3.95	5/25/2051	300,000	337,330
AXA, Sub. Bonds	8.60	12/15/2030	165,000	242,943
Berkshire Hathaway, Sr. Unscd. Notes	3.13	3/15/2026	500,000	538,422
Berkshire Hathaway Finance, Gtd. Notes	2.85	10/15/2050	250,000	251,197
Berkshire Hathaway Finance, Gtd. Notes	4.20	8/15/2048	135,000	167,096
Chubb INA Holdings, Gtd. Notes	3.35	5/15/2024	250,000	265,820
Equitable Holdings, Sr. Unscd. Notes	4.35	4/20/2028	90,000	101,930
First American Financial, Sr. Unscd. Notes	4.60	11/15/2024	500,000	547,957
Lincoln National, Sr. Unscd. Notes	3.63	12/12/2026	500,000	544,140
Loews, Sr. Unscd. Notes	2.63	5/15/2023	250,000	256,671
Marsh & McLennan, Sr. Unscd. Notes	4.38	3/15/2029	70,000	80,902

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.1% (continued)
Insurance - .9% (continued)
Marsh & McLennan, Sr. Unscd. Notes	4.90	3/15/2049	65,000	88,950
MetLife, Sr. Unscd. Notes	3.60	4/10/2024	250,000	266,612
MetLife, Sr. Unscd. Notes	4.05	3/1/2045	200,000	241,530
MetLife, Sr. Unscd. Notes	6.38	6/15/2034	150,000	211,382
Principal Financial Group, Gtd. Notes	2.13	6/15/2030	300,000	295,397
Prudential Financial, Jr. Sub. Notes	5.20	3/15/2044	300,000	317,558
Prudential Financial, Sr. Unscd. Notes	3.70	3/13/2051	75,000	87,054
Prudential Financial, Sr. Unscd. Notes	4.60	5/15/2044	400,000	505,717
Reinsurance Group of America, Sr. Unscd. Notes	3.15	6/15/2030	300,000	317,070
Reinsurance Group of America, Sr. Unscd. Notes	3.90	5/15/2029	250,000	277,305
Reinsurance Group of America, Sr. Unscd. Notes	4.70	9/15/2023	350,000	374,315
The Allstate, Sr. Unscd. Notes	0.75	12/15/2025	200,000	196,048
The Allstate, Sub. Debs., Ser. B	5.75	8/15/2053	300,000	318,150
The Chubb, Gtd. Notes	6.00	5/11/2037	200,000	286,586
The Progressive Corp., Sr. Unscd. Notes	4.13	4/15/2047	70,000	86,089
The Progressive Corp., Sr. Unscd. Notes	6.63	3/1/2029	100,000	130,219
The Travelers Companies, Sr. Unscd. Notes	4.05	3/7/2048	300,000	371,888
				9,298,348
Internet Software & Services - .5%
Alibaba Group Holding, Sr. Unscd. Notes	3.60	11/28/2024	300,000	319,199
Alibaba Group Holding, Sr. Unscd. Notes	4.00	12/6/2037	400,000	434,624
Alphabet, Sr. Unscd. Notes	0.45	8/15/2025	250,000	245,085
Alphabet, Sr. Unscd. Notes	1.10	8/15/2030	215,000	201,822
Alphabet, Sr. Unscd. Notes	1.90	8/15/2040	65,000	58,971
Alphabet, Sr. Unscd. Notes	2.00	8/15/2026	300,000	309,800
Amazon.com, Sr. Unscd. Notes	0.40	6/3/2023	200,000	200,018
Amazon.com, Sr. Unscd. Notes	0.80	6/3/2025	200,000	198,110
Amazon.com, Sr. Unscd. Notes	1.50	6/3/2030	200,000	193,685
Amazon.com, Sr. Unscd. Notes	1.65	5/12/2028	300,000	299,255
Amazon.com, Sr. Unscd. Notes	2.50	6/3/2050	200,000	191,890
Amazon.com, Sr. Unscd. Notes	2.70	6/3/2060	195,000	188,212
Amazon.com, Sr. Unscd. Notes	2.88	5/12/2041	500,000	518,713
Amazon.com, Sr. Unscd. Notes	3.25	5/12/2061	220,000	240,935
Baidu, Sr. Unscd. Notes	1.72	4/9/2026	200,000	197,833

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.1% (continued)
Internet Software & Services - .5% (continued)
Baidu, Sr. Unscd. Notes	2.38	10/9/2030	200,000		193,022
Baidu, Sr. Unscd. Notes	4.38	5/14/2024	200,000		214,792
eBay, Sr. Unscd. Notes	1.40	5/10/2026	300,000		297,824
eBay, Sr. Unscd. Notes	3.65	5/10/2051	13,000		14,205
				4,517,995
Materials - .0%
Berry Global, Sr. Scd. Notes	1.57	1/15/2026	150,000		148,366
Media - .9%
Charter Communications Operating, Sr. Scd. Notes	4.40	12/1/2061	70,000		74,435
Charter Communications Operating, Sr. Scd. Notes	4.80	3/1/2050	300,000		341,424
Charter Communications Operating, Sr. Scd. Notes	4.91	7/23/2025	510,000		567,329
Charter Communications Operating, Sr. Scd. Notes	5.75	4/1/2048	100,000		128,017
Charter Communications Operating, Sr. Scd. Notes	6.48	10/23/2045	500,000		690,791
Comcast, Gtd. Bonds	4.00	8/15/2047	60,000		69,742
Comcast, Gtd. Notes	1.50	2/15/2031	650,000		610,258
Comcast, Gtd. Notes	2.45	8/15/2052	750,000	[a]	682,485
Comcast, Gtd. Notes	3.38	8/15/2025	730,000		783,652
Comcast, Gtd. Notes	3.70	4/15/2024	345,000		368,005
Comcast, Gtd. Notes	3.90	3/1/2038	75,000		85,188
Comcast, Gtd. Notes	4.00	3/1/2048	60,000		69,771
Comcast, Gtd. Notes	4.60	10/15/2038	200,000		245,102
Comcast, Gtd. Notes	6.45	3/15/2037	300,000		437,506
Comcast Cable Communications Holdings, Gtd. Notes	9.46	11/15/2022	304,000		332,784
Discovery Communications, Gtd. Notes	3.95	3/20/2028	350,000		385,627
Fox, Sr. Unscd. Notes	4.03	1/25/2024	83,000		88,422
Fox, Sr. Unscd. Notes	5.48	1/25/2039	315,000		407,793
Grupo Televisa, Sr. Unscd. Notes	5.00	5/13/2045	200,000		243,435
The Walt Disney Company, Gtd. Notes	2.00	9/1/2029	225,000		225,314
The Walt Disney Company, Gtd. Notes	2.20	1/13/2028	100,000		102,146
The Walt Disney Company, Gtd. Notes	2.75	9/1/2049	225,000		221,279
The Walt Disney Company, Gtd. Notes	3.80	5/13/2060	350,000		415,024
The Walt Disney Company, Gtd. Notes	4.75	11/15/2046	110,000		144,864

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.1% (continued)
Media - .9% (continued)
The Walt Disney Company, Gtd. Notes	6.20	12/15/2034	250,000		350,299
Time Warner Cable, Sr. Scd. Debs.	4.50	9/15/2042	250,000		273,629
Time Warner Cable, Sr. Scd. Debs.	6.55	5/1/2037	350,000		470,881
ViacomCBS, Sr. Unscd. Debs.	7.88	7/30/2030	150,000		210,152
ViacomCBS, Sr. Unscd. Notes	4.90	8/15/2044	240,000		293,427
				9,318,781
Metals & Mining - .2%
Barrick PD Australia Finance, Gtd. Notes	5.95	10/15/2039	200,000		275,719
Newmont, Gtd. Notes	6.25	10/1/2039	126,000		178,713
Nucor, Sr. Unscd. Notes	2.98	12/15/2055	200,000	[b]	200,531
Rio Tinto Alcan, Sr. Unscd. Debs.	7.25	3/15/2031	350,000		490,745
Southern Copper, Sr. Unscd. Notes	5.25	11/8/2042	300,000		372,543
Steel Dynamics, Sr. Unscd. Notes	3.25	10/15/2050	60,000		60,883
Teck Resources, Sr. Unscd. Notes	3.90	7/15/2030	300,000	[a]	325,705
Vale Overseas, Gtd. Notes	3.75	7/8/2030	200,000		203,745
Vale Overseas, Gtd. Notes	6.88	11/21/2036	250,000		327,207
				2,435,791
Municipal Securities - .8%
American Municipal Power, Revenue Bonds (Combined Hydroelectric Projects) (Build America Bond) Ser. B	8.08	2/15/2050	100,000		187,923
Bay Area Toll Authority, Revenue Bonds (Build America Bond) Ser. F2	6.26	4/1/2049	300,000		493,424
California, GO	3.50	4/1/2028	100,000		110,807
California, GO (Build America Bond)	7.50	4/1/2034	200,000		306,280
California, GO (Build America Bond)	7.55	4/1/2039	300,000		505,785
Connecticut, GO, Ser. A	5.85	3/15/2032	200,000		261,801
District of Columbia, Revenue Bonds (Build America Bond) Ser. E	5.59	12/1/2034	200,000		256,891
Georgia Municipal Electric Authority, Revenue Bonds, Refunding (Build America Bond)	6.64	4/1/2057	341,000		525,130
Illinois, GO	5.10	6/1/2033	730,000		851,857
Los Angeles Unified School District, GO (Build America Bond)	5.75	7/1/2034	350,000		462,631
Massachusetts School Building Authority, Revenue Bonds (Build America Bond)	5.72	8/15/2039	100,000		138,056
Metropolitan Transportation Authority, Revenue Bonds (Build America Bond)	7.34	11/15/2039	300,000		483,536

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.1% (continued)
Municipal Securities - .8% (continued)
New Jersey Economic Development Authority, Revenue Bonds (Insured; National Public Finance Guarantee Corp.) Ser. A	7.43	2/15/2029	250,000	317,313
New Jersey Turnpike Authority, Revenue Bonds (Build America Bond) Ser. F	7.41	1/1/2040	400,000	655,552
New York City Water & Sewer System, Revenue Bonds (Build America Bond)	5.95	6/15/2042	345,000	524,974
Pennsylvania Turnpike Commission, Revenue Bonds (Build America Bond) Ser. B	5.51	12/1/2045	200,000	281,959
Port Authority of New York & New Jersey, Revenue Bonds, Ser. 192	4.81	10/15/2065	300,000	427,871
San Diego County Water Authority, Revenue Bonds (Build America Bond) Ser. B	6.14	5/1/2049	300,000	455,587
The Ohio State University, Revenue Bonds, Ser. A	3.80	12/1/2046	250,000	304,257
				7,551,634
Real Estate - 1.0%
Alexandria Real Estate Equities, Gtd. Notes	2.00	5/18/2032	250,000	241,007
Alexandria Real Estate Equities, Gtd. Notes	3.00	5/18/2051	200,000	199,963
American Tower, Sr. Unscd. Notes	1.50	1/31/2028	200,000	192,160
American Tower, Sr. Unscd. Notes	1.60	4/15/2026	300,000	298,528
American Tower, Sr. Unscd. Notes	2.70	4/15/2031	300,000	304,840
American Tower, Sr. Unscd. Notes	2.95	1/15/2051	200,000	193,896
American Tower, Sr. Unscd. Notes	3.80	8/15/2029	90,000	98,950
AvalonBay Communities, Sr. Unscd. Notes	4.20	12/15/2023	400,000	426,277
Boston Properties, Sr. Unscd. Notes	4.50	12/1/2028	100,000	114,310
Corporate Office Properties, Gtd. Notes	2.00	1/15/2029	200,000	194,139
Crown Castle International, Sr. Unscd. Notes	2.25	1/15/2031	200,000	194,703
Crown Castle International, Sr. Unscd. Notes	3.20	9/1/2024	270,000	284,491
Crown Castle International, Sr. Unscd. Notes	3.70	6/15/2026	430,000	464,605
Duke Realty, Gtd. Notes	3.75	12/1/2024	400,000	428,880
Equinix, Sr. Unscd. Notes	1.45	5/15/2026	200,000	197,734
Equinix, Sr. Unscd. Notes	3.40	2/15/2052	200,000	208,809
Essex Portfolio, Gtd. Notes	2.65	3/15/2032	150,000	151,037

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.1% (continued)
Real Estate - 1.0% (continued)
Essex Portfolio, Gtd. Notes	4.00	3/1/2029	200,000		222,612
Kimco Realty, Sr. Unscd. Notes	2.70	10/1/2030	200,000		205,592
Kimco Realty, Sr. Unscd. Notes	3.13	6/1/2023	250,000		258,005
Mid-America Apartments, Sr. Unscd. Notes	1.10	9/15/2026	400,000		390,174
Mid-America Apartments, Sr. Unscd. Notes	4.30	10/15/2023	400,000		424,260
National Retail Properties, Sr. Unscd. Notes	3.90	6/15/2024	500,000		532,989
Office Properties Income Trust, Sr. Unscd. Notes	2.65	6/15/2026	200,000		200,041
Prologis, Sr. Unscd. Notes	2.25	4/15/2030	370,000		373,709
Prologis, Sr. Unscd. Notes	3.00	4/15/2050	35,000		36,503
Realty Income, Sr. Unscd. Notes	3.88	7/15/2024	500,000		535,203
Rexford Industrial Realty, Gtd. Notes	2.15	9/1/2031	400,000		383,088
Simon Property Group, Sr. Unscd. Notes	2.65	7/15/2030	200,000	[a]	204,280
Simon Property Group, Sr. Unscd. Notes	3.25	9/13/2049	65,000		67,556
Simon Property Group, Sr. Unscd. Notes	3.80	7/15/2050	200,000		227,110
Simon Property Group, Sr. Unscd. Notes	6.75	2/1/2040	150,000		222,715
Tanger Properties, Sr. Unscd. Notes	2.75	9/1/2031	400,000		383,024
UDR, Gtd. Notes	2.10	8/1/2032	200,000		191,743
Ventas Realty, Gtd. Notes	4.00	3/1/2028	300,000		331,192
Ventas Realty, Gtd. Notes	4.88	4/15/2049	200,000		253,335
VEREIT Operating Partnership, Gtd. Notes	3.95	8/15/2027	500,000		553,781
Welltower, Sr. Unscd. Notes	4.13	3/15/2029	200,000		224,198
				10,415,439
Retailing - .7%
Advance Auto Parts, Gtd. Notes	1.75	10/1/2027	300,000		295,080
Autozone, Sr. Unscd. Notes	3.13	4/21/2026	500,000		532,431
Costco Wholesale, Sr. Unscd. Notes	1.60	4/20/2030	200,000		194,910
Costco Wholesale, Sr. Unscd. Notes	3.00	5/18/2027	100,000		108,415
Dollar Tree, Sr. Unscd. Notes	4.20	5/15/2028	95,000		107,017
Lowe's, Sr. Unscd. Notes	1.70	10/15/2030	300,000		286,595
Lowe's, Sr. Unscd. Notes	1.70	9/15/2028	200,000		196,310
Lowe's, Sr. Unscd. Notes	2.80	9/15/2041	200,000		197,116
Lowe's, Sr. Unscd. Notes	3.00	10/15/2050	200,000		200,620
Lowe's, Sr. Unscd. Notes	3.13	9/15/2024	250,000		264,069
Lowe's, Sr. Unscd. Notes	3.65	4/5/2029	80,000		88,389
Lowe's, Sr. Unscd. Notes	4.05	5/3/2047	120,000		140,263

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.1% (continued)
Retailing - .7% (continued)
Lowe's, Sr. Unscd. Notes	4.55	4/5/2049	80,000		101,604
McDonald's, Sr. Unscd. Notes	3.63	9/1/2049	50,000		55,940
McDonald's, Sr. Unscd. Notes	4.88	12/9/2045	465,000		607,040
O'Reilly Automotive, Sr. Unscd. Notes	1.75	3/15/2031	300,000		286,337
Starbucks, Sr. Unscd. Notes	2.55	11/15/2030	400,000		409,464
Starbucks, Sr. Unscd. Notes	4.30	6/15/2045	100,000		120,570
Starbucks, Sr. Unscd. Notes	4.45	8/15/2049	250,000		311,568
Target, Sr. Unscd. Notes	2.50	4/15/2026	400,000		422,681
The Home Depot, Sr. Unscd. Notes	3.35	4/15/2050	500,000		556,791
The Home Depot, Sr. Unscd. Notes	5.88	12/16/2036	300,000		423,050
Walmart, Sr. Unscd. Notes	2.35	12/15/2022	300,000		306,330
Walmart, Sr. Unscd. Notes	3.40	6/26/2023	265,000		277,168
Walmart, Sr. Unscd. Notes	3.95	6/28/2038	90,000		108,737
Walmart, Sr. Unscd. Notes	4.05	6/29/2048	180,000		231,108
				6,829,603
Semiconductors & Semiconductor Equipment - .6%
Applied Materials, Sr. Unscd. Notes	3.90	10/1/2025	500,000		546,114
Broadcom, Gtd. Notes	2.45	2/15/2031	230,000	[b]	222,670
Broadcom, Gtd. Notes	2.60	2/15/2033	200,000	[b]	192,894
Broadcom, Gtd. Notes	3.50	2/15/2041	200,000	[b]	198,736
Broadcom, Gtd. Notes	4.11	9/15/2028	260,000		286,767
Broadcom, Gtd. Notes	4.15	11/15/2030	230,000		253,007
Broadcom, Gtd. Notes	4.75	4/15/2029	210,000		239,525
Broadcom Cayman Finance, Gtd. Notes	3.50	1/15/2028	110,000		118,794
Broadcom Cayman Finance, Gtd. Notes	3.88	1/15/2027	300,000		325,315
Intel, Sr. Unscd. Notes	1.60	8/12/2028	300,000		295,606
Intel, Sr. Unscd. Notes	3.15	5/11/2027	110,000		119,131
Intel, Sr. Unscd. Notes	3.25	11/15/2049	150,000		158,497
Intel, Sr. Unscd. Notes	3.73	12/8/2047	120,000		135,928
Intel, Sr. Unscd. Notes	3.90	3/25/2030	300,000		340,156
Intel, Sr. Unscd. Notes	4.10	5/11/2047	80,000		95,632
Intel, Sr. Unscd. Notes	4.75	3/25/2050	300,000		399,249
NVIDIA, Sr. Unscd. Notes	1.55	6/15/2028	300,000		296,519
NXP, Gtd. Notes	4.88	3/1/2024	200,000	[b]	216,337
NXP, Gtd. Notes	5.35	3/1/2026	100,000	[b]	114,600
NXP, Gtd. Notes	5.55	12/1/2028	100,000	[b]	120,822
Qualcomm, Sr. Unscd. Notes	4.30	5/20/2047	120,000		151,600
Qualcomm, Sr. Unscd. Notes	4.65	5/20/2035	140,000		173,229
Texas Instruments, Sr. Unscd. Notes	1.13	9/15/2026	200,000	[a]	198,585
Texas Instruments, Sr. Unscd. Notes	1.75	5/4/2030	400,000		394,805

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.1% (continued)
Semiconductors & Semiconductor Equipment - .6% (continued)
Texas Instruments, Sr. Unscd. Notes	1.90	9/15/2031	300,000	296,075
Texas Instruments, Sr. Unscd. Notes	4.15	5/15/2048	80,000	101,664
				5,992,257
Supranational Bank - 1.7%
African Development Bank, Sr. Unscd. Notes	3.00	9/20/2023	300,000	314,023
Asian Development Bank, Sr. Unscd. Bonds	0.63	4/29/2025	220,000	216,934
Asian Development Bank, Sr. Unscd. Notes	0.25	7/14/2023	300,000	298,737
Asian Development Bank, Sr. Unscd. Notes	1.00	4/14/2026	200,000	198,513
Asian Development Bank, Sr. Unscd. Notes	1.88	1/24/2030	100,000	102,663
Asian Development Bank, Sr. Unscd. Notes	2.00	1/22/2025	1,000,000	1,037,708
Asian Development Bank, Sr. Unscd. Notes	2.75	3/17/2023	500,000	516,445
Asian Development Bank, Sr. Unscd. Notes	2.75	1/19/2028	90,000	97,214
Council of Europe Development Bank, Sr. Unscd. Notes	2.63	2/13/2023	300,000	308,366
European Bank for Reconstruction & Development, Sr. Unscd. Notes	0.25	7/10/2023	300,000	298,987
European Investment Bank, Sr. Unscd. Bonds	0.25	9/15/2023	400,000	398,240
European Investment Bank, Sr. Unscd. Bonds	0.38	12/15/2025	200,000	194,551
European Investment Bank, Sr. Unscd. Bonds	1.63	10/9/2029	300,000	301,804
European Investment Bank, Sr. Unscd. Bonds	1.63	3/14/2025	200,000	204,813
European Investment Bank, Sr. Unscd. Bonds	2.25	6/24/2024	160,000	166,468
European Investment Bank, Sr. Unscd. Notes	0.38	3/26/2026	250,000	241,968
European Investment Bank, Sr. Unscd. Notes	1.88	2/10/2025	1,000,000	1,032,883
European Investment Bank, Sr. Unscd. Notes	2.38	5/24/2027	500,000	528,651
European Investment Bank, Sr. Unscd. Notes	2.50	3/15/2023	305,000	313,827
Export Development Canada, Gov't Gtd. Bonds	2.63	2/21/2024	300,000	313,184

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.1% (continued)
Supranational Bank - 1.7% (continued)
Export-Import Bank of Korea, Sr. Unscd. Bonds	4.00	1/14/2024	500,000		535,786
FMS Wertmanagement, Gov't Gtd. Notes	2.75	1/30/2024	400,000		418,865
Inter-American Development Bank, Sr. Unscd. Bonds	2.13	1/15/2025	1,000,000		1,039,532
Inter-American Development Bank, Sr. Unscd. Notes	0.25	11/15/2023	400,000		397,556
Inter-American Development Bank, Sr. Unscd. Notes	1.13	1/13/2031	200,000		191,807
Inter-American Development Bank, Sr. Unscd. Notes	1.75	3/14/2025	150,000	[a]	154,165
Inter-American Development Bank, Sr. Unscd. Notes	2.00	7/23/2026	80,000		82,799
Inter-American Development Bank, Sr. Unscd. Notes	2.50	1/18/2023	225,000		230,796
Inter-American Development Bank, Sr. Unscd. Notes	3.13	9/18/2028	300,000		331,800
International Bank for Reconstruction & Development, Sr. Unscd. Bonds	0.63	4/22/2025	390,000		385,740
International Bank for Reconstruction & Development, Sr. Unscd. Bonds	1.25	2/10/2031	175,000		169,693
International Bank for Reconstruction & Development, Sr. Unscd. Bonds	2.50	7/29/2025	1,000,000		1,054,933
International Bank for Reconstruction & Development, Sr. Unscd. Bonds	7.63	1/19/2023	300,000		326,377
International Bank for Reconstruction & Development, Sr. Unscd. Notes	0.13	4/20/2023	300,000	[a]	298,776
International Bank for Reconstruction & Development, Sr. Unscd. Notes	0.38	7/28/2025	300,000		293,300
International Bank for Reconstruction & Development, Sr. Unscd. Notes	0.88	5/14/2030	200,000		189,430
International Bank for Reconstruction & Development, Sr. Unscd. Notes	1.38	4/20/2028	300,000		298,800
International Bank for Reconstruction & Development, Sr. Unscd. Notes	1.63	1/15/2025	300,000		306,897
International Bank for Reconstruction & Development, Sr. Unscd. Notes	1.75	4/19/2023	500,000		509,907

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.1% (continued)
Supranational Bank - 1.7% (continued)
International Finance, Sr. Unscd. Notes	0.38	7/16/2025	200,000		195,552
International Finance, Sr. Unscd. Notes	0.50	3/20/2023	300,000		300,519
Japan Bank for International Cooperation, Gov't Gtd. Bonds	1.88	7/21/2026	500,000		512,003
Japan Bank for International Cooperation, Gov't Gtd. Notes	1.75	1/23/2023	200,000		203,184
Japan Bank for International Cooperation, Gov't Gtd. Notes	2.00	10/17/2029	300,000		306,332
Japan Bank for International Cooperation, Gov't Gtd. Notes	2.75	1/21/2026	750,000	[a]	796,638
The Asian Infrastructure Investment Bank, Sr. Unscd. Bonds	0.50	1/27/2026	250,000		243,133
The Asian Infrastructure Investment Bank, Sr. Unscd. Notes	0.50	5/28/2025	200,000		196,685
The Korea Development Bank, Sr. Unscd. Bonds	0.80	7/19/2026	300,000		291,994
The Korea Development Bank, Sr. Unscd. Notes	2.75	3/19/2023	300,000		309,035
				17,658,013
Technology Hardware & Equipment - .7%
Amdocs, Sr. Unscd. Notes	2.54	6/15/2030	200,000		199,846
Apple, Sr. Unscd. Notes	0.70	2/8/2026	230,000		225,569
Apple, Sr. Unscd. Notes	1.13	5/11/2025	125,000		125,002
Apple, Sr. Unscd. Notes	1.65	2/8/2031	175,000		169,679
Apple, Sr. Unscd. Notes	1.65	5/11/2030	100,000		97,246
Apple, Sr. Unscd. Notes	1.80	9/11/2024	135,000		138,474
Apple, Sr. Unscd. Notes	2.20	9/11/2029	120,000		122,814
Apple, Sr. Unscd. Notes	2.38	2/8/2041	80,000		77,968
Apple, Sr. Unscd. Notes	2.40	1/13/2023	160,000		163,507
Apple, Sr. Unscd. Notes	2.55	8/20/2060	140,000		131,672
Apple, Sr. Unscd. Notes	2.65	5/11/2050	120,000		118,746
Apple, Sr. Unscd. Notes	2.80	2/8/2061	215,000		212,893
Apple, Sr. Unscd. Notes	2.95	9/11/2049	75,000		77,893
Apple, Sr. Unscd. Notes	3.20	5/11/2027	200,000		217,145
Apple, Sr. Unscd. Notes	3.35	2/9/2027	500,000		544,923
Apple, Sr. Unscd. Notes	3.45	5/6/2024	500,000		532,432
Apple, Sr. Unscd. Notes	3.75	11/13/2047	90,000		106,196
Apple, Sr. Unscd. Notes	4.25	2/9/2047	300,000		379,378
Dell International, Sr. Scd. Notes	6.02	6/15/2026	200,000		235,747
Dell International, Sr. Scd. Notes	8.35	7/15/2046	260,000		432,744
DXC Technology, Sr. Unscd. Notes	2.38	9/15/2028	300,000		291,603
Hewlett Packard Enterprise, Sr. Unscd. Notes	1.75	4/1/2026	200,000		201,397

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.1% (continued)
Technology Hardware & Equipment - .7% (continued)
Hewlett Packard Enterprise, Sr. Unscd. Notes	4.90	10/15/2025	500,000	560,408
HP, Sr. Unscd. Notes	3.40	6/17/2030	200,000	211,424
International Business Machines, Sr. Unscd. Notes	1.70	5/15/2027	100,000	100,144
International Business Machines, Sr. Unscd. Notes	3.30	5/15/2026	250,000	269,812
International Business Machines, Sr. Unscd. Notes	3.50	5/15/2029	220,000	241,188
International Business Machines, Sr. Unscd. Notes	4.15	5/15/2039	105,000	123,254
International Business Machines, Sr. Unscd. Notes	4.25	5/15/2049	160,000	196,184
International Business Machines, Sr. Unscd. Notes	5.60	11/30/2039	300,000	413,233
Leidos, Gtd. Notes	2.30	2/15/2031	200,000	192,854
NetApp, Sr. Unscd. Notes	2.70	6/22/2030	200,000	204,055
				7,315,430
Telecommunication Services - 1.4%
America Movil, Gtd. Notes	6.38	3/1/2035	100,000	138,661
America Movil, Sr. Unscd. Notes	4.38	4/22/2049	200,000	249,569
AT&T, Sr. Unscd. Notes	3.50	9/15/2053	615,000	625,928
AT&T, Sr. Unscd. Notes	3.80	12/1/2057	300,000	315,406
AT&T, Sr. Unscd. Notes	4.30	2/15/2030	507,000	576,068
AT&T, Sr. Unscd. Notes	4.35	3/1/2029	560,000	636,131
AT&T, Sr. Unscd. Notes	4.50	3/9/2048	341,000	403,517
AT&T, Sr. Unscd. Notes	4.50	5/15/2035	500,000	578,376
AT&T, Sr. Unscd. Notes	4.55	3/9/2049	400,000	475,749
AT&T, Sr. Unscd. Notes	4.85	3/1/2039	110,000	132,328
AT&T, Sr. Unscd. Notes	4.85	7/15/2045	300,000	367,897
British Telecommunications, Sr. Unscd. Notes	9.63	12/15/2030	175,000	262,747
Cisco Systems, Sr. Unscd. Notes	2.95	2/28/2026	500,000	536,490
Cisco Systems, Sr. Unscd. Notes	5.50	1/15/2040	250,000	351,647
Corning, Sr. Unscd. Notes	3.90	11/15/2049	300,000	343,975
Corning, Sr. Unscd. Notes	4.38	11/15/2057	50,000	61,224
Deutsche Telekom International Finance, Gtd. Bonds	8.75	6/15/2030	300,000	440,579
Orange, Sr. Unscd. Notes	9.00	3/1/2031	300,000	460,251
Rogers Communications, Gtd. Bonds	7.50	8/15/2038	125,000	188,459
Telefonica Emisiones, Gtd. Notes	5.21	3/8/2047	300,000	379,106
Telefonica Emisiones, Gtd. Notes	7.05	6/20/2036	250,000	357,969
T-Mobile USA, Sr. Scd. Notes	1.50	2/15/2026	300,000	298,165
T-Mobile USA, Sr. Scd. Notes	2.05	2/15/2028	300,000	297,633

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.1% (continued)
Telecommunication Services - 1.4% (continued)
T-Mobile USA, Sr. Scd. Notes	3.00	2/15/2041	200,000		192,776
T-Mobile USA, Sr. Scd. Notes	3.50	4/15/2025	310,000		330,741
T-Mobile USA, Sr. Scd. Notes	3.60	11/15/2060	200,000	[b]	201,360
T-Mobile USA, Sr. Scd. Notes	4.50	4/15/2050	250,000		295,925
Verizon Communications, Sr. Unscd. Notes	0.85	11/20/2025	200,000		196,030
Verizon Communications, Sr. Unscd. Notes	1.75	1/20/2031	200,000		188,990
Verizon Communications, Sr. Unscd. Notes	2.88	11/20/2050	200,000		190,886
Verizon Communications, Sr. Unscd. Notes	2.99	10/30/2056	435,000		413,843
Verizon Communications, Sr. Unscd. Notes	3.38	2/15/2025	387,000		413,601
Verizon Communications, Sr. Unscd. Notes	3.40	3/22/2041	190,000		199,562
Verizon Communications, Sr. Unscd. Notes	3.70	3/22/2061	365,000		397,462
Verizon Communications, Sr. Unscd. Notes	4.02	12/3/2029	977,000		1,095,559
Verizon Communications, Sr. Unscd. Notes	4.33	9/21/2028	250,000		285,504
Verizon Communications, Sr. Unscd. Notes	4.86	8/21/2046	400,000		525,952
Vodafone Group, Sr. Unscd. Notes	4.25	9/17/2050	75,000		88,031
Vodafone Group, Sr. Unscd. Notes	4.38	5/30/2028	225,000		256,618
Vodafone Group, Sr. Unscd. Notes	5.00	5/30/2038	60,000		74,597
Vodafone Group, Sr. Unscd. Notes	5.13	6/19/2059	110,000		146,649
Vodafone Group, Sr. Unscd. Notes	5.25	5/30/2048	180,000		237,503
Vodafone Group, Sr. Unscd. Notes	7.88	2/15/2030	125,000		176,127
				14,385,591
Transportation - .5%
Burlington Northern Santa Fe, Sr. Unscd. Debs.	4.55	9/1/2044	300,000		381,748
Burlington Northern Santa Fe, Sr. Unscd. Debs.	6.15	5/1/2037	300,000		430,712
Burlington Northern Santa Fe, Sr. Unscd. Debs.	7.00	12/15/2025	100,000		122,266
Canadian Pacific Railway, Gtd. Notes	6.13	9/15/2115	100,000		155,634
CSX, Sr. Unscd. Notes	3.80	3/1/2028	200,000		222,041
CSX, Sr. Unscd. Notes	4.30	3/1/2048	50,000		61,819
CSX, Sr. Unscd. Notes	4.75	11/15/2048	100,000		131,971
FedEx, Gtd. Notes	4.75	11/15/2045	400,000		497,795
Kansas Southern, Gtd. Notes	4.95	8/15/2045	300,000		388,399
Norfolk Southern, Sr. Unscd. Bonds	4.84	10/1/2041	350,000		450,437

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.1% (continued)
Transportation - .5% (continued)
Norfolk Southern, Sr. Unscd. Notes	2.90	8/25/2051	300,000		300,473
Norfolk Southern, Sr. Unscd. Notes	3.85	1/15/2024	300,000		317,112
Union Pacific, Sr. Unscd. Notes	2.75	4/15/2023	400,000		410,299
Union Pacific, Sr. Unscd. Notes	3.80	4/6/2071	55,000		64,596
Union Pacific, Sr. Unscd. Notes	3.84	3/20/2060	443,000		525,043
Union Pacific, Sr. Unscd. Notes	3.95	9/10/2028	105,000		118,498
United Parcel Service, Sr. Unscd. Notes	3.75	11/15/2047	80,000		96,131
United Parcel Service, Sr. Unscd. Notes	5.30	4/1/2050	200,000		298,201
				4,973,175
U.S. Government Agencies Collateralized Municipal-Backed Securities - 1.0%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K043, Cl. A2	3.06	12/25/2024	648,000	[c]	685,907
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K047, Cl. A2	3.33	5/25/2025	45,000	[c]	48,262
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K056, Cl. A2	2.53	5/25/2026	1,300,000	[c]	1,368,413
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K091, Cl. A2	3.51	3/25/2029	400,000	[c]	451,721
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K092, Cl. A2	3.30	4/25/2029	400,000	[c]	446,594
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K103, Cl. A2	2.65	11/25/2029	400,000	[c]	430,329
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K104, Cl. A2	2.25	1/25/2030	400,000	[c]	418,278
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K106, Cl. A1	1.78	10/25/2029	295,011	[c]	300,694

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.1% (continued)
U.S. Government Agencies Collateralized Municipal-Backed Securities - 1.0% (continued)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K112, Cl. A2	1.31	5/25/2030	200,000	[c]	194,906
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K126, Cl. A2	2.07	1/25/2031	400,000	[c]	413,490
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K-1514, Cl. A2	2.86	10/25/2034	400,000	[c]	433,996
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K-1516, Cl. A2	1.72	5/25/2035	400,000	[c]	383,901
Federal National Mortgage Association, Ser. 2013-M14, Cl. APT	2.55	4/25/2023	103,279	[c]	105,143
Federal National Mortgage Association, Ser. 2017-M12, Cl. A2	3.07	6/25/2027	894,980	[c]	968,826
Federal National Mortgage Association, Ser. 2017-M8, Cl. A1	2.65	5/25/2027	19,833	[c]	19,876
Federal National Mortgage Association, Ser. 2018-M1, Cl. A2	2.99	12/25/2027	919,043	[c]	992,271
Federal National Mortgage Association, Ser. 2018-M10, Cl. A2	3.37	7/25/2028	750,000	[c]	829,298
Federal National Mortgage Association, Ser. 2019-M12, Cl. A2	2.89	6/25/2029	500,000	[c]	544,135
Federal National Mortgage Association, Ser. 2019-M5, Cl. A2	3.27	2/25/2029	200,000	[c]	221,752
Federal National Mortgage Association, Ser. 2020-M1, Cl. A2	2.44	10/25/2029	400,000	[c]	423,777
Federal National Mortgage Association, Ser. 2020-M14, Cl. A2	1.78	5/25/2030	300,000	[c]	303,155
				9,984,724
U.S. Government Agencies Mortgage-Backed - 27.9%
Federal Home Loan Mortgage Corp.:
1.50%, 5/1/2041-10/1/2051			519,838	[c]	505,847
2.00%, 8/1/2028-11/1/2051			6,730,149	[c]	6,783,835
2.25%, 8/1/2034, 1 Year U.S. Treasury Curve Rate T-Note Constant +2.25%			316	[c,d]	321
2.50%, 3/1/2028-9/1/2051			8,976,609	[c]	9,283,772
3.00%, 12/1/2021-7/1/2050			11,484,564	[c]	12,137,011
3.50%, 11/1/2025-7/1/2049			6,769,173	[c]	7,249,415

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.1% (continued)
U.S. Government Agencies Mortgage-Backed - 27.9% (continued)
4.00%, 4/1/2024-6/1/2050			5,758,866	[c]	6,290,358
4.50%, 5/1/2023-2/1/2049			2,515,757	[c]	2,783,280
5.00%, 5/1/2023-2/1/2048			1,016,164	[c]	1,160,395
5.50%, 2/1/2023-1/1/2039			285,122	[c]	327,040
6.00%, 7/1/2022-7/1/2039			356,909	[c]	414,909
6.50%, 4/1/2026-9/1/2037			73,348	[c]	84,255
7.00%, 12/1/2024-9/1/2031			11,629	[c]	12,754
7.50%, 6/1/2024-7/1/2030			2,395	[c]	2,535
8.00%, 5/1/2026-10/1/2031			2,941	[c]	3,298
8.50%, 6/1/2030			220	[c]	254
Federal National Mortgage Association:
1.50%			12,175,000	[c,e]	12,012,825
1.50%, 11/1/2035-6/1/2051			3,853,617	[c]	3,795,403
2.00%			57,050,000	[c,e]	57,289,155
2.00%, 7/1/2028-9/1/2051			6,375,987	[c]	6,442,567
2.50%			29,225,000	[c,e]	30,012,843
2.50%, 7/1/2027-5/1/2051			8,103,152	[c]	8,393,174
3.00%, 10/1/2026-9/1/2050			20,053,752	[c]	21,165,749
3.00%			25,000	[c,e]	26,053
3.50%			650,000	[c,e]	686,852
3.50%, 8/1/2025-6/1/2050			14,172,365	[c]	15,164,127
4.00%, 7/1/2024-10/1/2049			8,904,650	[c]	9,701,926
4.50%, 4/1/2023-6/1/2049			4,225,106	[c]	4,666,358
5.00%, 7/1/2022-6/1/2049			1,374,771	[c]	1,566,423
5.50%, 1/1/2032-12/1/2038			576,611	[c]	663,415
6.00%, 5/1/2024-11/1/2038			693,025	[c]	805,340
6.50%, 3/1/2022-12/1/2037			184,944	[c]	210,646
7.00%, 8/1/2023-7/1/2032			18,954	[c]	21,094
7.50%, 4/1/2026-6/1/2031			10,124	[c]	10,790
8.00%, 3/1/2022-8/1/2030			2,491	[c]	2,751
8.50%, 7/1/2030			136	[c]	158
Government National Mortgage Association I:
2.50%, 2/15/2028-9/15/2046			118,292		122,895
3.00%, 9/15/2042-8/15/2045			640,142		679,041
3.50%, 2/15/2026-8/15/2045			451,809		484,770
4.00%, 2/15/2041-9/15/2045			512,797		567,819
4.50%, 3/15/2039-2/15/2041			505,008		570,601
5.00%, 7/15/2033-4/15/2040			722,547		835,130
5.50%, 2/15/2033-11/15/2038			255,510		296,371
6.00%, 1/15/2029-10/15/2036			87,860		101,794
6.50%, 2/15/2024-11/15/2033			44,107		49,605
7.00%, 10/15/2027-8/15/2032			27,693		30,679

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.1% (continued)
U.S. Government Agencies Mortgage-Backed - 27.9% (continued)
7.50%, 12/15/2023-11/15/2030			12,759		12,835
8.00%, 8/15/2024-3/15/2032			5,140		5,876
8.25%, 6/15/2027			569		574
8.50%, 10/15/2026			2,119		2,151
9.00%, 2/15/2022-2/15/2023			521		523
Government National Mortgage Association II:
2.00%			11,975,000	[e]	12,126,369
2.00%, 9/20/2050-7/20/2051			1,496,208		1,516,538
2.50%			11,325,000	[e]	11,641,685
2.50%, 3/20/2027-9/20/2051			2,590,775		2,670,096
3.00%, 11/20/2027-9/20/2050			9,407,466		9,839,492
3.00%			2,450,000	[e]	2,543,921
3.50%			763,000	[e]	798,170
3.50%, 9/20/2028-12/20/2050			8,589,915		9,107,504
4.00%, 9/20/2043-6/20/2050			5,048,769		5,433,754
4.50%, 7/20/2041-6/20/2049			2,257,560		2,487,897
5.00%, 9/20/2040-2/20/2049			201,919		229,123
5.50%, 10/20/2031-6/20/2041			45,491		53,347
6.50%, 2/20/2028			215		239
8.50%, 7/20/2025			81		84
				281,885,811
U.S. Government Agencies Obligations - 1.4%
Federal Farm Credit Bank Funding Corp., Unscd. Bonds	1.65	7/23/2035	200,000		189,217
Federal Home Loan Bank, Unscd. Bonds	1.38	2/17/2023	2,000,000		2,028,664
Federal Home Loan Bank, Unscd. Bonds	1.88	12/9/2022	1,000,000		1,018,199
Federal Home Loan Bank, Unscd. Bonds	3.38	12/8/2023	500,000		529,649
Federal Home Loan Bank, Unscd. Bonds	5.50	7/15/2036	480,000		699,802
Federal Home Loan Mortgage Corp., Notes	0.80	10/27/2026	125,000	[c]	122,314
Federal Home Loan Mortgage Corp., Unscd. Notes	0.13	10/16/2023	500,000	[c]	496,855
Federal Home Loan Mortgage Corp., Unscd. Notes	0.25	6/26/2023	1,400,000	[c]	1,396,686
Federal Home Loan Mortgage Corp., Unscd. Notes	1.50	2/12/2025	500,000	[c]	510,609
Federal National Mortgage Association, Notes	6.63	11/15/2030	1,000,000	[a,c]	1,416,823
Federal National Mortgage Association, Unscd. Notes	0.25	5/22/2023	1,000,000	[c]	997,739

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.1% (continued)
U.S. Government Agencies Obligations - 1.4% (continued)
Federal National Mortgage Association, Unscd. Notes	0.38	8/25/2025	1,000,000	[c]	977,295
Federal National Mortgage Association, Unscd. Notes	0.88	12/18/2026	325,000	[c]	319,082
Federal National Mortgage Association, Unscd. Notes	1.63	10/15/2024	500,000	[a,c]	512,891
Federal National Mortgage Association, Unscd. Notes	1.88	9/24/2026	1,000,000	[c]	1,033,352
Federal National Mortgage Association, Unscd. Notes	6.25	5/15/2029	540,000	[c]	721,552
Tennessee Valley Authority, Sr. Unscd. Bonds	5.25	9/15/2039	700,000		993,713
Tennessee Valley Authority, Sr. Unscd. Bonds	6.15	1/15/2038	165,000		252,490
				14,216,932
U.S. Treasury Securities - 37.9%
U.S. Treasury Bonds	1.13	5/15/2040	435,000		376,802
U.S. Treasury Bonds	1.25	5/15/2050	2,856,000		2,417,169
U.S. Treasury Bonds	1.38	8/15/2050	3,350,000		2,922,940
U.S. Treasury Bonds	1.63	11/15/2050	4,415,000		4,097,241
U.S. Treasury Bonds	1.75	8/15/2041	3,925,000		3,779,652
U.S. Treasury Bonds	1.88	2/15/2041	535,000		526,055
U.S. Treasury Bonds	1.88	2/15/2051	260,000		255,856
U.S. Treasury Bonds	2.00	8/15/2051	3,205,000		3,251,573
U.S. Treasury Bonds	2.00	2/15/2050	1,145,000		1,159,156
U.S. Treasury Bonds	2.25	8/15/2049	1,525,000		1,626,835
U.S. Treasury Bonds	2.25	8/15/2046	1,625,000		1,714,565
U.S. Treasury Bonds	2.38	5/15/2051	1,275,000		1,401,703
U.S. Treasury Bonds	2.38	11/15/2049	1,000,000	[a]	1,095,098
U.S. Treasury Bonds	2.50	2/15/2045	3,135,000		3,436,866
U.S. Treasury Bonds	2.50	2/15/2046	2,390,000		2,633,154
U.S. Treasury Bonds	2.50	5/15/2046	2,230,000		2,460,143
U.S. Treasury Bonds	2.75	11/15/2047	1,445,000		1,682,099
U.S. Treasury Bonds	2.75	11/15/2042	1,892,000		2,140,473
U.S. Treasury Bonds	2.75	8/15/2047	1,470,000		1,709,593
U.S. Treasury Bonds	2.88	5/15/2043	2,952,000		3,413,019
U.S. Treasury Bonds	2.88	11/15/2046	1,861,000		2,204,485
U.S. Treasury Bonds	2.88	5/15/2049	2,286,000	[a]	2,745,656
U.S. Treasury Bonds	3.00	2/15/2047	1,490,000		1,807,527
U.S. Treasury Bonds	3.00	8/15/2048	2,375,000		2,900,330
U.S. Treasury Bonds	3.00	2/15/2049	1,150,000		1,410,120
U.S. Treasury Bonds	3.00	11/15/2044	1,077,000		1,280,494
U.S. Treasury Bonds	3.00	2/15/2048	1,840,000		2,241,817
U.S. Treasury Bonds	3.13	5/15/2048	1,245,000		1,552,724

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.1% (continued)
U.S. Treasury Securities - 37.9% (continued)
U.S. Treasury Bonds	3.13	8/15/2044	656,000		793,324
U.S. Treasury Bonds	3.13	11/15/2041	776,000		926,471
U.S. Treasury Bonds	3.13	2/15/2043	130,000		155,893
U.S. Treasury Bonds	3.38	5/15/2044	760,000		953,741
U.S. Treasury Bonds	3.38	11/15/2048	1,515,000		1,978,643
U.S. Treasury Bonds	3.50	2/15/2039	1,500,000		1,876,230
U.S. Treasury Bonds	3.63	2/15/2044	1,968,000		2,553,634
U.S. Treasury Bonds	3.63	8/15/2043	2,745,000		3,547,162
U.S. Treasury Bonds	3.75	11/15/2043	1,575,000		2,074,786
U.S. Treasury Bonds	3.75	8/15/2041	1,450,000		1,880,922
U.S. Treasury Bonds	4.25	5/15/2039	1,190,000		1,626,628
U.S. Treasury Bonds	4.38	2/15/2038	1,233,000		1,697,061
U.S. Treasury Bonds	4.38	11/15/2039	535,000		742,459
U.S. Treasury Bonds	4.63	2/15/2040	945,000		1,352,384
U.S. Treasury Bonds	4.75	2/15/2041	960,000		1,403,137
U.S. Treasury Bonds	5.25	11/15/2028	335,000		421,145
U.S. Treasury Bonds	6.13	11/15/2027	1,065,000		1,363,283
U.S. Treasury Bonds	7.13	2/15/2023	76,000		82,686
U.S. Treasury Bonds	7.63	2/15/2025	550,000		672,063
U.S. Treasury Notes	0.13	7/31/2023	2,545,000		2,532,076
U.S. Treasury Notes	0.13	1/31/2023	2,000,000		1,996,914
U.S. Treasury Notes	0.13	11/30/2022	1,000,000		999,629
U.S. Treasury Notes	0.13	12/31/2022	2,900,000		2,896,941
U.S. Treasury Notes	0.13	2/28/2023	2,955,000		2,948,940
U.S. Treasury Notes	0.13	5/31/2023	200,000		199,246
U.S. Treasury Notes	0.13	6/30/2023	2,880,000	[a]	2,867,794
U.S. Treasury Notes	0.13	2/15/2024	1,500,000		1,484,678
U.S. Treasury Notes	0.13	3/31/2023	1,000,000		997,363
U.S. Treasury Notes	0.13	5/15/2023	1,790,000		1,783,812
U.S. Treasury Notes	0.13	8/31/2023	2,665,000	[a]	2,649,905
U.S. Treasury Notes	0.25	3/15/2024	1,635,000		1,620,981
U.S. Treasury Notes	0.25	4/15/2023	1,690,000		1,688,284
U.S. Treasury Notes	0.25	11/15/2023	2,795,000		2,780,315
U.S. Treasury Notes	0.25	5/31/2025	1,375,000		1,341,538
U.S. Treasury Notes	0.25	9/30/2025	965,000		936,804
U.S. Treasury Notes	0.25	10/31/2025	2,440,000	[a]	2,364,417
U.S. Treasury Notes	0.25	7/31/2025	2,153,000		2,095,559
U.S. Treasury Notes	0.25	8/31/2025	4,030,000		3,915,554
U.S. Treasury Notes	0.25	6/15/2024	1,000,000		988,555
U.S. Treasury Notes	0.25	5/15/2024	2,800,000		2,771,016
U.S. Treasury Notes	0.25	9/30/2023	1,500,000		1,494,023
U.S. Treasury Notes	0.38	7/15/2024	2,460,000	[a]	2,438,379
U.S. Treasury Notes	0.38	1/31/2026	4,740,000	[a]	4,597,985

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.1% (continued)
U.S. Treasury Securities - 37.9% (continued)
U.S. Treasury Notes	0.38	12/31/2025	1,950,000	[a]	1,894,242
U.S. Treasury Notes	0.38	9/15/2024	2,255,000	[a]	2,232,362
U.S. Treasury Notes	0.38	8/15/2024	2,305,000	[a]	2,283,571
U.S. Treasury Notes	0.38	4/30/2025	358,000		351,315
U.S. Treasury Notes	0.38	4/15/2024	2,805,000		2,786,318
U.S. Treasury Notes	0.38	10/31/2023	2,295,000	[f]	2,289,711
U.S. Treasury Notes	0.50	6/30/2027	1,500,000	[a]	1,434,814
U.S. Treasury Notes	0.50	2/28/2026	3,890,000		3,790,471
U.S. Treasury Notes	0.50	8/31/2027	1,350,000		1,287,325
U.S. Treasury Notes	0.63	10/15/2024	2,220,000		2,212,550
U.S. Treasury Notes	0.63	5/15/2030	4,020,000		3,736,087
U.S. Treasury Notes	0.63	8/15/2030	4,616,000		4,278,725
U.S. Treasury Notes	0.63	3/31/2027	600,000	[a]	580,230
U.S. Treasury Notes	0.63	7/31/2026	1,595,000		1,554,813
U.S. Treasury Notes	0.63	11/30/2027	2,815,000		2,694,318
U.S. Treasury Notes	0.63	12/31/2027	2,950,000		2,818,690
U.S. Treasury Notes	0.75	4/30/2026	2,950,000	[a]	2,900,737
U.S. Treasury Notes	0.75	3/31/2026	2,660,000		2,617,295
U.S. Treasury Notes	0.75	1/31/2028	3,085,000	[a]	2,967,083
U.S. Treasury Notes	0.75	8/31/2026	1,355,000		1,327,953
U.S. Treasury Notes	0.88	11/15/2030	5,745,000	[a]	5,429,474
U.S. Treasury Notes	0.88	6/30/2026	1,170,000		1,154,827
U.S. Treasury Notes	0.88	9/30/2026	3,450,000	[a]	3,400,002
U.S. Treasury Notes	1.00	7/31/2028	2,630,000		2,554,079
U.S. Treasury Notes	1.13	2/29/2028	3,055,000	[a]	3,007,445
U.S. Treasury Notes	1.13	2/28/2025	3,655,000	[a]	3,686,553
U.S. Treasury Notes	1.13	8/31/2028	2,465,000		2,411,848
U.S. Treasury Notes	1.13	2/15/2031	5,010,000	[a]	4,833,084
U.S. Treasury Notes	1.13	10/31/2026	4,000,000	[f]	3,987,344
U.S. Treasury Notes	1.25	9/30/2028	2,410,000		2,377,051
U.S. Treasury Notes	1.25	5/31/2028	2,995,000		2,962,125
U.S. Treasury Notes	1.25	6/30/2028	2,975,000		2,938,916
U.S. Treasury Notes	1.25	3/31/2028	1,220,000		1,208,300
U.S. Treasury Notes	1.25	8/15/2031	5,715,000	[a]	5,554,266
U.S. Treasury Notes	1.25	7/31/2023	870,000		882,727
U.S. Treasury Notes	1.25	8/31/2024	1,770,000		1,796,135
U.S. Treasury Notes	1.38	9/30/2023	105,000		106,809
U.S. Treasury Notes	1.38	2/15/2023	1,020,000		1,034,603
U.S. Treasury Notes	1.38	10/31/2028	2,370,000	[f]	2,356,669
U.S. Treasury Notes	1.38	6/30/2023	875,000		889,543
U.S. Treasury Notes	1.38	8/31/2023	2,680,000		2,725,330
U.S. Treasury Notes	1.50	10/31/2024	2,050,000	[a]	2,094,924
U.S. Treasury Notes	1.50	1/31/2027	425,000		431,001

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.1% (continued)
U.S. Treasury Securities - 37.9% (continued)
U.S. Treasury Notes	1.50	1/15/2023	1,870,000		1,898,561
U.S. Treasury Notes	1.50	2/28/2023	508,000		516,225
U.S. Treasury Notes	1.50	2/15/2030	1,945,000	[a]	1,947,469
U.S. Treasury Notes	1.63	12/15/2022	2,735,000		2,778,803
U.S. Treasury Notes	1.63	4/30/2023	1,080,000		1,100,798
U.S. Treasury Notes	1.63	2/15/2026	3,060,000		3,128,970
U.S. Treasury Notes	1.63	5/15/2026	2,030,000		2,074,486
U.S. Treasury Notes	1.63	11/30/2026	915,000		934,319
U.S. Treasury Notes	1.63	5/31/2023	1,420,000		1,448,400
U.S. Treasury Notes	1.63	5/15/2031	1,130,000		1,138,210
U.S. Treasury Notes	1.63	9/30/2026	239,000	[a]	244,172
U.S. Treasury Notes	1.75	1/31/2023	2,970,000		3,025,455
U.S. Treasury Notes	1.75	6/30/2024	1,570,000		1,613,850
U.S. Treasury Notes	1.75	7/31/2024	760,000		781,850
U.S. Treasury Notes	1.75	12/31/2026	2,775,000	[a]	2,850,499
U.S. Treasury Notes	1.75	5/15/2023	2,210,000		2,257,524
U.S. Treasury Notes	1.88	8/31/2024	3,500,000		3,613,203
U.S. Treasury Notes	1.88	7/31/2026	1,535,000		1,586,267
U.S. Treasury Notes	1.88	6/30/2026	396,000		409,226
U.S. Treasury Notes	2.00	2/15/2023	2,945,000		3,011,378
U.S. Treasury Notes	2.00	2/15/2025	728,000		755,485
U.S. Treasury Notes	2.00	8/15/2025	4,488,000		4,659,280
U.S. Treasury Notes	2.00	11/30/2022	794,000		809,725
U.S. Treasury Notes	2.00	6/30/2024	775,000		801,974
U.S. Treasury Notes	2.00	4/30/2024	1,185,000		1,224,855
U.S. Treasury Notes	2.00	11/15/2026	2,015,000	[a]	2,094,183
U.S. Treasury Notes	2.13	5/15/2025	1,590,000		1,656,395
U.S. Treasury Notes	2.13	9/30/2024	765,000		795,331
U.S. Treasury Notes	2.13	3/31/2024	1,594,000		1,650,848
U.S. Treasury Notes	2.13	11/30/2024	520,000		541,105
U.S. Treasury Notes	2.13	5/31/2026	1,350,000		1,409,906
U.S. Treasury Notes	2.13	7/31/2024	845,000		877,843
U.S. Treasury Notes	2.13	12/31/2022	2,349,000		2,401,027
U.S. Treasury Notes	2.13	11/30/2023	2,350,000		2,427,844
U.S. Treasury Notes	2.13	2/29/2024	2,780,000		2,878,603
U.S. Treasury Notes	2.25	12/31/2023	1,430,000		1,482,033
U.S. Treasury Notes	2.25	1/31/2024	345,000	[a]	357,937
U.S. Treasury Notes	2.25	11/15/2027	3,000,000		3,157,617
U.S. Treasury Notes	2.25	8/15/2027	3,345,000		3,519,306
U.S. Treasury Notes	2.25	2/15/2027	3,625,000		3,812,339
U.S. Treasury Notes	2.25	3/31/2026	2,500,000		2,623,340
U.S. Treasury Notes	2.25	11/15/2025	3,380,000		3,543,851
U.S. Treasury Notes	2.25	4/30/2024	1,309,000		1,360,900

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.1% (continued)
U.S. Treasury Securities - 37.9% (continued)
U.S. Treasury Notes	2.25	11/15/2024	3,075,000		3,211,994
U.S. Treasury Notes	2.38	8/15/2024	2,425,000		2,536,446
U.S. Treasury Notes	2.38	4/30/2026	196,200		206,976
U.S. Treasury Notes	2.38	5/15/2029	3,610,000	[a]	3,841,759
U.S. Treasury Notes	2.38	5/15/2027	4,605,000		4,875,544
U.S. Treasury Notes	2.38	1/31/2023	2,055,000		2,109,265
U.S. Treasury Notes	2.50	3/31/2023	615,000		633,906
U.S. Treasury Notes	2.50	1/31/2024	1,290,000		1,345,379
U.S. Treasury Notes	2.50	8/15/2023	1,440,000		1,493,184
U.S. Treasury Notes	2.50	1/31/2025	1,745,000		1,838,521
U.S. Treasury Notes	2.50	5/15/2024	1,900,000		1,988,209
U.S. Treasury Notes	2.63	2/28/2023	1,005,000		1,036,171
U.S. Treasury Notes	2.63	2/15/2029	4,040,000		4,364,699
U.S. Treasury Notes	2.63	12/31/2023	2,420,000		2,527,387
U.S. Treasury Notes	2.63	6/30/2023	670,000		694,811
U.S. Treasury Notes	2.75	6/30/2025	1,408,000		1,499,135
U.S. Treasury Notes	2.75	2/15/2024	3,029,000		3,178,734
U.S. Treasury Notes	2.75	7/31/2023	680,000		707,691
U.S. Treasury Notes	2.75	5/31/2023	1,500,000		1,556,426
U.S. Treasury Notes	2.75	11/15/2023	2,865,000		2,995,436
U.S. Treasury Notes	2.75	8/31/2023	1,235,000		1,286,836
U.S. Treasury Notes	2.75	4/30/2023	2,110,000		2,185,911
U.S. Treasury Notes	2.88	7/31/2025	1,836,000		1,964,986
U.S. Treasury Notes	2.88	10/31/2023	2,110,000		2,209,648
U.S. Treasury Notes	2.88	11/30/2023	1,413,000		1,481,608
U.S. Treasury Notes	2.88	8/15/2028	265,000		289,890
U.S. Treasury Notes	2.88	5/15/2028	3,981,000		4,346,521
U.S. Treasury Notes	2.88	5/31/2025	810,000		865,751
U.S. Treasury Notes	3.00	9/30/2025	1,460,000		1,572,466
U.S. Treasury Notes	3.00	10/31/2025	1,660,000		1,788,520
U.S. Treasury Notes	3.13	11/15/2028	2,535,000		2,819,841
				383,252,213
Utilities - 2.1%
AEP Texas, Sr. Unscd. Notes, Ser. H	3.45	1/15/2050	200,000		210,715
Alabama Power, Sr. Unscd. Notes	3.13	7/15/2051	300,000	[a]	318,053
Alabama Power, Sr. Unscd. Notes, Ser. B	3.70	12/1/2047	200,000		229,008
Ameren Illinois, First Mortgage Bonds	1.55	11/15/2030	200,000		190,005
Ameren Illinois, First Mortgage Bonds	4.50	3/15/2049	250,000		328,265
American Electric Power, Sr. Unscd. Notes, Ser. N	1.00	11/1/2025	200,000		196,531

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.1% (continued)
Utilities - 2.1% (continued)
American Water Capital, Sr. Unscd. Notes	3.75	9/1/2047	110,000	125,285
American Water Capital, Sr. Unscd. Notes	3.85	3/1/2024	250,000	265,502
Arizona Public Service, Sr. Unscd. Notes	4.25	3/1/2049	250,000	301,068
Atmos Energy, Sr. Unscd. Notes	1.50	1/15/2031	300,000	281,585
Berkshire Hathaway Energy, Sr. Unscd. Notes	3.80	7/15/2048	445,000	508,113
Berkshire Hathaway Energy, Sr. Unscd. Notes	5.15	11/15/2043	250,000	328,684
Commonwealth Edison, First Mortgage Bonds	4.00	3/1/2049	250,000	302,065
Commonwealth Edison, First Mortgage Bonds	5.90	3/15/2036	471,000	659,201
Consolidated Edison, Sr. Unscd. Notes, Ser. A	0.65	12/1/2023	200,000	199,616
Consolidated Edison Company of New York, Sr. Unscd. Debs., Ser. 06-B	6.20	6/15/2036	200,000	275,583
Dominion Energy, Sr. Unscd. Notes, Ser. A	1.45	4/15/2026	200,000	198,582
Dominion Energy, Sr. Unscd. Notes, Ser. C	3.38	4/1/2030	400,000	430,451
Dominion Energy, Sr. Unscd. Notes, Ser. E	6.30	3/15/2033	100,000	132,796
Dominion Energy South Carolina, First Mortgage Bonds	6.63	2/1/2032	200,000	273,671
DTE Electric, First Mortgage Bonds	2.95	3/1/2050	250,000	259,255
DTE Electric, First Mortgage Bonds, Ser. C	2.63	3/1/2031	250,000	259,014
Duke Energy, Sr. Unscd. Notes	3.75	4/15/2024	250,000	265,066
Duke Energy Carolinas, First Mortgage Bonds	2.45	2/1/2030	200,000	205,042
Duke Energy Carolinas, First Mortgage Bonds	3.20	8/15/2049	400,000	424,823
Duke Energy Carolinas, First Mortgage Bonds	4.00	9/30/2042	250,000	288,098
Duke Energy Florida, First Mortgage Bonds	3.80	7/15/2028	200,000	223,089
Duke Energy Florida, First Mortgage Bonds	6.40	6/15/2038	150,000	218,338
Emera US Finance, Gtd. Notes	4.75	6/15/2046	100,000	119,997
Enel Generacion Chile, Sr. Unscd. Notes	4.25	4/15/2024	250,000	267,630

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.1% (continued)
Utilities - 2.1% (continued)
Entergy Louisiana, First Mortgage Bonds	1.60	12/15/2030	200,000	190,053
Evergy Kansas Central, First Mortgage Bonds	3.45	4/15/2050	150,000	164,327
Exelon Generation, Sr. Unscd. Notes	6.25	10/1/2039	400,000	512,279
Florida Power & Light, First Mortgage Bonds	3.70	12/1/2047	50,000	59,107
Florida Power & Light, First Mortgage Bonds	3.99	3/1/2049	200,000	248,844
Florida Power & Light, First Mortgage Bonds	4.05	10/1/2044	200,000	243,432
Georgia Power, Sr. Unscd. Notes	3.25	3/30/2027	250,000	266,080
Hydro-Quebec, Gov't Gtd. Debs., Ser. HK	9.38	4/15/2030	20,000	31,284
Idaho Power, First Mortgage Bonds, Ser. K	4.20	3/1/2048	217,000	267,612
Indiana Michigan Power, Sr. Unscd. Notes	6.05	3/15/2037	300,000	414,108
Interstate Power & Light, Sr. Unscd. Debs.	3.70	9/15/2046	150,000	170,960
Interstate Power & Light, Sr. Unscd. Notes	4.10	9/26/2028	300,000	339,050
MidAmerican Energy, First Mortgage Bonds	3.15	4/15/2050	125,000	133,788
NextEra Energy Capital Holdings, Gtd. Debs.	5.65	5/1/2079	300,000	348,673
NiSource, Sr. Unscd. Notes	0.95	8/15/2025	500,000	490,503
NiSource, Sr. Unscd. Notes	1.70	2/15/2031	500,000	471,431
Oncor Electric Delivery, Sr. Scd. Notes	5.75	3/15/2029	170,000	210,756
Pacific Gas & Electric, First Mortgage Bonds	2.10	8/1/2027	380,000	368,944
Pacific Gas & Electric, First Mortgage Bonds	3.15	1/1/2026	310,000	319,332
Pacific Gas & Electric, First Mortgage Bonds	4.50	7/1/2040	215,000	224,065
Pacific Gas & Electric, First Mortgage Bonds	4.55	7/1/2030	210,000	228,936
Pacific Gas & Electric, First Mortgage Bonds	4.95	7/1/2050	245,000	271,525
PacifiCorp, First Mortgage Bonds	4.15	2/15/2050	300,000	362,967
PECO Energy, First Mortgage Bonds	2.85	9/15/2051	200,000	201,211
PPL Electric Utilities, First Mortgage Bonds	3.00	10/1/2049	250,000	264,693
PPL Electric Utilities, First Mortgage Bonds	4.75	7/15/2043	200,000	261,965

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.1% (continued)
Utilities - 2.1% (continued)
Progress Energy, Sr. Unscd. Notes	7.75	3/1/2031	480,000	670,558
Public Service Electric & Gas, First Mortgage Notes	3.25	9/1/2023	300,000	313,994
Public Service Enterprise Group, Sr. Unscd. Notes	0.80	8/15/2025	150,000	146,231
Public Service Enterprise Group, Sr. Unscd. Notes	1.60	8/15/2030	200,000	187,803
Puget Sound Energy, Sr. Scd. Notes	3.25	9/15/2049	150,000	159,052
San Diego Gas & Electric, First Mortgage Bonds, Ser. UUU	3.32	4/15/2050	250,000	267,730
San Diego Gas & Electric, Sr. Scd. Bonds, Ser. VVV	1.70	10/1/2030	100,000	95,666
Sempra Energy, Sr. Unscd. Notes	4.00	2/1/2048	50,000	56,550
Southern California Edison, First Mortgage Notes, Ser. 08-A	5.95	2/1/2038	70,000	91,827
Southern California Edison, Sr. Unscd. Notes	6.65	4/1/2029	200,000	248,203
Southern Co. Gas Capital, Gtd. Notes, Ser. 21A	3.15	9/30/2051	400,000	405,770
Southernwestern Public Service, First Mortgage Bonds	3.40	8/15/2046	350,000	381,432
Southwestern Electric Power, Sr. Unscd. Notes, Ser. M	4.10	9/15/2028	300,000	336,287
Tampa Electric, Sr. Unscd. Notes	4.35	5/15/2044	250,000	304,797
The Southern Company, Sr. Unscd. Notes	2.95	7/1/2023	400,000	413,194
Tucson Electric Power, Sr. Unscd. Notes	4.00	6/15/2050	250,000	296,825
Virginia Electric & Power, Sr. Unscd. Notes	4.00	1/15/2043	500,000	582,811
Washington Gas Light, Sr. Unscd. Notes, Ser. K	3.80	9/15/2046	300,000	347,415
Xcel Energy, Sr. Unscd. Notes	0.50	10/15/2023	300,000	298,828
Xcel Energy, Sr. Unscd. Notes	6.50	7/1/2036	200,000	284,443
				21,240,472
Total Bonds and Notes (cost $973,860,696)			1,013,319,620

Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies - 12.4%
Registered Investment Companies - 12.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $125,107,114)	0.06	125,107,114	[g] 125,107,114

Investment of Cash Collateral for Securities Loaned - 2.3%
Registered Investment Companies - 2.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $23,856,730)	0.02	23,856,730	[g] 23,856,730
Total Investments (cost $1,122,824,540)		114.8%	1,162,283,464
Liabilities, Less Cash and Receivables		(14.8%)	(149,965,549)
Net Assets		100.0%	1,012,317,915

a Security, or portion thereof, on loan. At October 31, 2021, the value of the fund’s securities on loan was $73,343,922 and the value of the collateral was $75,357,809, consisting of cash collateral of $23,856,730 and U.S. Government & Agency securities valued at $51,501,079. In addition, the value of collateral may include pending sales that are also on loan.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2021, these securities were valued at $2,011,985 or .2% of net assets.

c The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

d Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

e Purchased on a forward commitment basis.

f Security purchased on a when-issued or delayed basis for which the fund has not taken delivery as of October 31, 2021.

g Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Government	43.0
Mortgage Securities	30.3
Investment Companies	14.7
Financial	8.8
Consumer, Non-cyclical	4.7
Communications	2.8
Energy	2.2
Utilities	2.1
Technology	2.0
Industrial	1.8
Consumer, Cyclical	1.5
Basic Materials	.7
Asset Backed Securities	.2
Banks	.0
Insurance	.0
114.8

† Based on net assets.

See notes to financial statements.

Statement of TBA Sale Commitments
October 31, 2021

Description	Principal Amount ($)		Value ($)
Bonds and Notes - .4%
U.S. Government Agencies Mortgage-Backed - .4%
Federal Home Loan Mortgage Corp.
3.00%	(150,000)	[a]	(157,234)
Federal National Mortgage Association
3.00%	(875,000)	[a]	(915,824)
4.00%	(275,000)	[a]	(292,832)
4.50%	(550,000)	[a]	(594,580)
Federal National Mortgage Association:
4.50%	(200,000)	[a]	(216,259)
Government National Mortgage Association
3.50%	(50,000)		(52,441)
Government National Mortgage Association II
4.00%	(1,100,000)		(1,165,871)
4.50%	(475,000)		(506,673)
Total Sale Commitments (proceeds $3,905,734)		(3,901,714)

a The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 10/31/20($)	Purchases($)†	Sales ($)	Value 10/31/21($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	117,798,664	309,828,624	(302,520,174)	125,107,114	12.4	88,991
Investment of Cash Collateral for Securities Loaned;††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	10,959,305	9,970,124	(20,929,429)	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	309,683,529	(285,826,799)	23,856,730	2.3	57,300†††
Total	128,757,969	629,482,277	(609,276,402)	148,963,844	14.7	146,291

† Includes reinvested dividends/distributions.

†† Effective November 9, 2020, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2021

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $73,343,922)—Note 1(c):
Unaffiliated issuers	973,860,696	1,013,319,620
Affiliated issuers	148,963,844	148,963,844
Cash		296,738
Receivable for investment securities sold		29,540,607
Dividends, interest and securities lending income receivable		4,984,702
Receivable for shares of Common Stock subscribed		834,279
Tax reclaim receivable—Note 1(b)		4,572
		1,197,944,362
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		181,144
Payable for investment securities purchased		156,209,215
Liability for securities on loan—Note 1(c)		23,856,730
TBA sale commitments, at value (proceeds $3,905,734)—Note 4		3,901,714
Payable for shares of Common Stock redeemed		1,470,124
Directors’ fees and expenses payable		7,520
		185,626,447
Net Assets ($)		1,012,317,915
Composition of Net Assets ($):
Paid-in capital		965,974,981
Total distributable earnings (loss)		46,342,934
Net Assets ($)		1,012,317,915

Net Asset Value Per Share	Class I	Investor Shares
Net Assets ($)	734,595,555	277,722,360
Shares Outstanding	68,649,390	25,960,534
Net Asset Value Per Share ($)	10.70	10.70

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended October 31, 2021

Investment Income ($):
Income:
Interest (net of $1,368 foreign taxes withheld at source)	21,752,850
Dividends from affiliated issuers	88,991
Income from securities lending—Note 1(c)	57,300
Total Income	21,899,141
Expenses:
Management fee—Note 3(a)	1,765,121
Distribution fees—Note 3(b)	796,842
Directors’ fees—Note 3(a,c)	93,300
Loan commitment fees—Note 2	20,700
Total Expenses	2,675,963
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(93,300)
Net Expenses	2,582,663
Investment Income—Net	19,316,478
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	10,945,217
Net change in unrealized appreciation (depreciation) on investments	(35,958,788)
Net Realized and Unrealized Gain (Loss) on Investments	(25,013,571)
Net (Decrease) in Net Assets Resulting from Operations	(5,697,093)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2021	2020
Operations ($):
Investment income—net	19,316,478	25,262,307
Net realized gain (loss) on investments	10,945,217	17,436,810
Net change in unrealized appreciation (depreciation) on investments	(35,958,788)	21,826,780
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,697,093)	64,525,897
Distributions ($):
Distributions to shareholders:
Class I	(20,321,207)	(20,140,303)
Investor Shares	(6,787,951)	(7,364,073)
Total Distributions	(27,109,158)	(27,504,376)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class I	287,546,983	373,461,689
Investor Shares	102,042,029	140,805,499
Distributions reinvested:
Class I	18,390,880	17,975,376
Investor Shares	6,575,074	7,169,241
Cost of shares redeemed:
Class I	(444,885,787)	(336,005,412)
Investor Shares	(156,899,327)	(166,662,619)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(187,230,148)	36,743,774
Total Increase (Decrease) in Net Assets	(220,036,399)	73,765,295
Net Assets ($):
Beginning of Period	1,232,354,314	1,158,589,019
End of Period	1,012,317,915	1,232,354,314
Capital Share Transactions (Shares):
Class I
Shares sold	26,507,313	34,099,661
Shares issued for distributions reinvested	1,692,964	1,645,018
Shares redeemed	(41,061,447)	(30,917,980)
Net Increase (Decrease) in Shares Outstanding	(12,861,170)	4,826,699
Investor Shares
Shares sold	9,393,971	12,902,367
Shares issued for distributions reinvested	605,205	656,545
Shares redeemed	(14,497,725)	(15,327,375)
Net Increase (Decrease) in Shares Outstanding	(4,498,549)	(1,768,463)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

60

Class I Shares	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	11.01	10.64	9.83	10.34	10.58
Investment Operations:
Investment income—net[a]	.19	.24	.28	.26	.23
Net realized and unrealized gain (loss) on investments	(.25)	.40	.82	(.49)	(.17)
Total from Investment Operations	(.06)	.64	1.10	(.23)	.06
Distributions:
Dividends from investment income—net	(.21)	(.27)	(.29)	(.27)	(.25)
Dividends from net realized gain on investments	(.04)	-	(.00)[b]	(.01)	(.05)
Total Distributions	(.25)	(.27)	(.29)	(.28)	(.30)
Net asset value, end of period	10.70	11.01	10.64	9.83	10.34
Total Return (%)	(.51)	6.02	11.40	(2.27)	.64
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.16	.16	.16	.16[c]	.16
Ratio of net expenses to average net assets	.15	.15	.15	.15	.15
Ratio of net investment income to average net assets	1.71	2.23	2.74	2.58	2.27
Portfolio Turnover Rate[d]	183.21	133.65	125.67	156.30	179.26
Net Assets, end of period ($ x 1,000)	734,596	897,174	815,817	801,263	898,961

a  Based on average shares outstanding.

b  Amount represents less than $.01 per share.

c  The ratio has been corrected due to immaterial correction within the October 31, 2018 shareholder report which reflected total expense ratio of .21.

d  The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2021, 2020, 2019, 2018, and 2017 were 145.54%, 113.32%, 90.56%, 77.41%, and 103.99%, respectively.

See notes to financial statements.

Investor Shares	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	11.00	10.64	9.83	10.33	10.57
Investment Operations:
Investment income—net[a]	.16	.22	.26	.23	.20
Net realized and unrealized gain (loss) on investments	(.24)	.38	.82	(.47)	(.16)
Total from Investment Operations	(.08)	.60	1.08	(.24)	.04
Distributions:
Dividends from investment income—net	(.18)	(.24)	(.27)	(.25)	(.23)
Dividends from net realized gain on investments	(.04)	-	(.00)[b]	(.01)	(.05)
Total Distributions	(.22)	(.24)	(.27)	(.26)	(.28)
Net asset value, end of period	10.70	11.00	10.64	9.83	10.33
Total Return (%)	(.67)	5.67	11.12	(2.42)	.39
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.41	.41	.41	.41[c]	.41
Ratio of net expenses to average net assets	.40	.40	.40	.40	.40
Ratio of net investment income to average net assets	1.46	2.01	2.51	2.33	2.01
Portfolio Turnover Rate[d]	183.21	133.65	125.67	156.30	179.26
Net Assets, end of period ($ x 1,000)	277,722	335,180	342,772	397,658	497,586

a  Based on average shares outstanding.

b  Amount represents less than $.01 per share.

c  The ratio has been corrected due to immaterial correction within the October 31, 2018 shareholder report which reflected total expense ratio of .46.

d  The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2021, 2020, 2019, 2018 and 2017 were 145.54%, 113.32%, 90.56%, 77.41% and 103.99%, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Bond Market Index Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds IV, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek to match the total return of the Bloomberg U.S. Aggregate Bond Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold to the public without a sales charge. The fund is authorized to issue 500 million shares of $.001 par value Common Stock in each of the following classes of shares: Class I and Investor. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution Plan fees. Investor shares are sold primarily to retail investors through financial intermediaries and bear Distribution Plan fees. Differences between the two classes include the services offered to and the expenses borne by each class, as well as their minimum purchase and account balance requirements. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Asset-Backed Securities	-	1,694,963	-	1,694,963
Commercial Mortgage-Backed	-	13,004,599	-	13,004,599
Corporate Bonds	-	287,202,874	-	287,202,874
Foreign Governmental	-	14,525,870	-	14,525,870
Investment Companies	148,963,844	-	-	148,963,844
Municipal Securities	-	7,551,634	-	7,551,634
U.S. Government Agencies Collateralized Municipal-Backed Securities	-	9,984,724	-	9,984,724
U.S. Government Agencies Mortgage-Backed	-	281,885,811	-	281,885,811
U.S. Government Agencies Obligations	-	14,216,932	-	14,216,932
U.S. Treasury Securities	-	383,252,213	-	383,252,213
Liabilities ($)
Investments In Securities:†
U.S. Government Agencies Mortgage-Backed	-	(3,901,714)	-	(3,901,714)

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of October 31, 2021, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2021, The Bank of New York Mellon earned $7,662 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-

wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry.

(f) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

NOTES TO FINANCIAL STATEMENTS (continued)

As of and during the period ended October 31, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2021, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2021, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $620,302, undistributed capital gains $8,149,345 and unrealized appreciation $37,573,287.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2021 and October 31, 2020 were as follows: ordinary income $22,086,760 and $27,504,376, and long-term capital gains $5,022,398 and $0, respectively.

(h) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2021, the fund did not borrow under the Facilities.

NOTE 3—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with the Adviser, the Adviser provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Adviser also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Adviser a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund’s average daily net assets. Out of its fee the Adviser pays all of the expenses of the fund except brokerage fees, taxes, interest expenses, commitment fees on borrowings, Distribution Plan fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Adviser is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2021, fees reimbursed by the Adviser amounted to $93,300.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities primarily intended to result in the sale of Investor shares. During the period ended October 31, 2021, Investor shares were charged $796,842 pursuant to the Distribution Plan.

Under its terms, the Distribution Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan.

NOTES TO FINANCIAL STATEMENTS (continued)

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $129,164 and Distribution Plan fees of $59,480, which are offset against an expense reimbursement currently in effect in the amount of $7,500.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended October 31, 2021, amounted to $2,141,161,095 and $2,326,489,122, respectively, of which $440,215,497 in purchases and $440,410,766 in sales were from mortgage dollar transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The fund accounts for mortgage dollar rolls as purchases and sales transactions. The fund executes mortgage dollar rolls entirely in the To-Be-Announced (“TBA”) market.

TBA Securities: During the period ended October 31, 2021, the fund transacted in TBA securities that involved buying or selling mortgage-backed securities on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however, delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underling mortgage pools. TBA securities subject to a forward commitment to sell at period end are included at the end of the fund’s Statement of Investments under the caption “Statement of TBA Sale Commitments.” The proceeds and value of these commitments are reflected in the fund’s Statement of Assets and Liabilities as Receivable for TBA sale commitments (included in receivable securities sold) and TBA sale commitments, at value, respectively.

At October 31, 2021, the cost of investments for federal income tax purposes was $1,124,712,392; accordingly, accumulated net unrealized appreciation on investments was $37,575,092 consisting of $45,693,884 gross unrealized appreciation and $8,118,792 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the fund and Board of Directors of
BNY Mellon Investment Funds IV, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Bond Market Index Fund (the “Fund”), a series of BNY Mellon Investment Funds IV, Inc., including the statements of investments and TBA sale commitments, as of October 31, 2021, and the statement of investments in affiliated issuers as of and for the year then ended, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
December 22, 2021

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable but not less than 89.83% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0444 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

BOARD MEMBERS INFORMATION (Unaudited)
Independent Board Members

Joseph S. DiMartino (78)
Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 98

———————

Francine J. Bovich (70)
Board Member (2012)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 55

———————

Andrew J. Donohue (71)
Board Member (2019)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP. a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 45

———————

Kenneth A. Himmel (75)
Board Member (1994)

Principal Occupation During Past 5 Years:

• Gulf Related, an international real estate development company, Managing Partner (2010-Present)

• Related Urban Development, a real estate development company, President and Chief Executive Officer (1996-Present)

• American Food Management, a restaurant company, Chief Executive Officer (1983-Present)

• Himmel & Company, a real estate development company, President and Chief Executive Officer (1980-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Roslyn M. Watson (72)
Board Member (1994)

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company, Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 45

———————

Benaree Pratt Wiley (75)
Board Member (1998)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 63

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Interested Board Member

Bradley Skapyak (62)
Board Member (2021)

Principal Occupation During Past 5 Years:

• Chief Operating Officer and Director of Dreyfus (2009-2019)

• Chief Executive Officer and Director of the Distributor (2016-2019)

• Chairman and Director of the Transfer Agent (2011-2019)

• Senior Vice President of the Custodian (2007-2019)

No. of Portfolios for which Board Member Serves: 22

Mr. Skapyak is deemed to be an Interested Board Member of the funds as a result of his ownership of unvested restricted stock units of BNY Mellon.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

James M. Fitzgibbons, Emeritus Board Member
Stephen J. Lockwood, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 57 investment companies (comprised of 107 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 43 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020; Director - BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 63 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser since July 2021, Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President since February 2020 of BNY Mellon ETF Investment Adviser; LLC, Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel from December 2017 to September 2021; Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 46 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel from December 2019 to August 2021 of BNY Mellon; Counsel from May 2016 to December 2019 of BNY Mellon; Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004, Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 57 investment companies (comprised of 120 portfolios) managed by the Adviser. He is 64 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 50 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Bond Market Index Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class I: DBIRX Investor: DBMIX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 0310AR1021

BNY Mellon Institutional S&P 500 Stock Index Fund

ANNUAL REPORT October 31, 2021

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2020 through October 31, 2021, as provided by David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA, Michael Stoll, and Marlene Walker Smith, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended October 31, 2021, the BNY Mellon Institutional S&P 500 Stock Index Fund produced a total return of 42.64%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, returned 42.90% for the same period.2,3

Large-cap equities rose during the reporting period, supported by government stimulus programs, accommodative central bank policies, strong corporate earnings and improving investor sentiment as vaccines for the COVID-19 pandemic rolled out. The difference in returns between the fund and the Index resulted primarily from transaction costs and operating expenses that are not reflected in Index results.

The Fund’s Investment Approach

The fund seeks to match the total return of the Index. To pursue its goal, the fund normally invests at least 95% of its total assets in common stocks included in the Index. To replicate Index performance, the fund’s portfolio managers use a passive management approach and generally purchase all the securities comprising the Index (though, at times, the fund may invest in a representative sample of the Index). Because the fund has expenses, performance will tend to be slightly lower than that of the Index. The fund attempts to have a correlation between its performance and that of the Index of at least 0.95, before expenses. A correlation of 1.00 would mean that the fund and the Index were perfectly correlated.

The Index is an unmanaged index of 500 common stocks, chosen to reflect the industries of the U.S. economy, and is often considered a proxy for the stock market in general.

Stocks Gain on Economic Growth and Government Stimulus

Investor sentiment turned optimistic in November 2020 with the resolution in the U.S. presidential election and progress toward a COVID-19 vaccine. Vaccine approvals and passage of the latest in a series of pandemic-related U.S. fiscal stimulus packages in December helped to support the stock market rally into the new year. A strong risk-on rally ensued, particularly in areas of the market that had been hard hit by the pandemic, such as travel and leisure names.

In 2021, equity strength rotated out of technology and growth stocks benefiting from the pandemic into COVID-19-sensitive sectors of the market, which had previously lagged, as well as cyclical and value-oriented areas of the market on the theory that these sectors were offering more attractive valuations and would benefit most from economic reopening. The Index continued to gain ground despite increasing inflationary pressures, weakening consumer confidence, disappointing employment numbers, and the spread of the Delta variant of the virus. Stocks dipped in September as U.S. economic growth showed evidence of slowing, and the U.S. Federal Reserve (the “Fed”) raised its inflation estimates while stating its intention to begin tapering its quantitative easing program in November. However, equities rebounded in October as a majority of companies reported better-than-expected earnings. By the end of the period, the Index had once more reached new record territory.

Energy and Financials Lead the Market

Oil and gas prices soared during the period in response to increasing demand from economic reopenings and pandemic-related supply bottlenecks. Most energy stocks benefited, with the

2

sector leading the Index higher. Within financials, the next-best performing sector, banking profitability was supported by the steepening yield curve, rising interest rates, high levels of capital market trading and volatility, and increasing numbers of mergers and acquisitions. Information technology, the largest sector in the Index, also outperformed as a wide range of technology-based products and services were increasingly integrated into corporate and daily life.

The weakest-performing sectors in the Index included utilities and consumer staples. Utilities were hurt by rising energy costs, which many were unable to pass along to consumers due to regulatory constraints. Climate change-related extreme weather events in some areas, such as Texas, further undermined utility company profitability. Consumer staples companies faced increasing costs as supply-chain disruptions and rising inflationary pressures drove prices for agricultural products and industrial materials higher.

Replicating the Performance of the Index

In seeking to match the performance of the Index, we do not actively manage investments in response to macroeconomic trends. We note, however, that equity markets are likely to face a number of headwinds in the coming months, making the exceptionally strong returns of the current reporting period less likely to be repeated in the near future. Increasing inflationary pressures, driven by strong demand and supply-chain disruptions, have increased the possibility that the Fed may soon taper its asset-buying program and eventually begin to raise interest rates, removing some support for equity markets and signaling a phase of slower economic growth. At the same time, we see no indications of an end to the current growth cycle as global economies continue to reopen in the wake of the pandemic, potentially setting the stage for further market appreciation. As always, we continue to monitor factors that affect the fund’s investments.

November 15, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part due to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

“Standard & Poor’s®,” “S&P®,” “Standard & Poor’s® 500,” and “S&P 500®” are registered trademarks of Standard & Poor’s Financial Services LLC and have been licensed for use on behalf of the fund. The fund is not sponsored, managed, advised, sold or promoted by Standard & Poor’s and its affiliates, and Standard & Poor’s and its affiliates make no representation regarding the advisability of investing in the fund.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required, to use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

3

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in BNY Mellon Institutional S&P 500 Stock Index Fund Class I shares with a hypothetical investment of $10,000 in the S&P 500® Index (the “Index”).

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in the Class I shares of BNY Mellon Institutional S&P 500 Stock Index Fund on 10/31/11 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/2021
	1 Year	5 Years	10 Years
BNY Mellon Institutional S&P 500 Stock Index Fund	42.64%	18.71%	16.00%
S&P 500® Index	42.90%	18.92%	16.20%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Institutional S&P 500 Stock Index Fund from May 1, 2021 to October 31, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2021

Expenses paid per $1,000†	$1.06
Ending value (after expenses)	$1,107.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2021

Expenses paid per $1,000†	$1.02
Ending value (after expenses)	$1,024.20
†	Expenses are equal to the fund’s annualized expense ratio of .20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS
October 31, 2021

Description	Shares		Value ($)
Common Stocks - 99.2%
Automobiles & Components - 2.8%
Aptiv	22,470	[a]	3,884,838
BorgWarner	20,121		906,853
Ford Motor	326,218		5,571,803
General Motors	119,467	[a]	6,502,589
Tesla	67,233	[a]	74,897,562
			91,763,645
Banks - 4.4%
Bank of America	615,540		29,410,501
Citigroup	168,489		11,652,699
Citizens Financial Group	34,866		1,651,951
Comerica	11,806		1,004,573
Fifth Third Bancorp	59,161		2,575,278
First Republic Bank	14,930		3,229,807
Huntington Bancshares	119,266		1,877,247
JPMorgan Chase & Co.	248,381		42,197,448
KeyCorp	81,444		1,895,202
M&T Bank	11,090		1,631,561
People's United Financial	36,583		627,033
Regions Financial	80,314		1,901,836
SVB Financial Group	4,693	[a]	3,366,758
The PNC Financial Services Group	35,222		7,432,899
Truist Financial	111,458		7,074,239
U.S. Bancorp	112,371		6,783,837
Wells Fargo & Co.	341,327		17,462,289
Zions Bancorp	14,103		888,348
			142,663,506
Capital Goods - 5.3%
3M	48,101		8,594,687
A.O. Smith	11,606		848,050
Allegion	7,228		927,352
AMETEK	19,024		2,518,778
Carrier Global	68,983		3,602,982
Caterpillar	45,462		9,274,703
Cummins	12,225		2,932,044
Deere & Co.	23,619		8,085,020
Dover	11,826		1,999,540
Eaton	33,211		5,471,844
Emerson Electric	49,650		4,816,546
Fastenal	47,324		2,701,254
Fortive	28,148		2,131,085
Fortune Brands Home & Security	11,933		1,210,006

6

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Capital Goods - 5.3% (continued)
Generac Holdings	5,182	[a]	2,583,538
General Dynamics	19,018		3,855,900
General Electric	91,068		9,550,301
Honeywell International	57,684		12,610,876
Howmet Aerospace	34,350		1,019,852
Huntington Ingalls Industries	3,466		702,662
IDEX	6,336		1,410,204
Illinois Tool Works	23,826		5,429,231
Ingersoll Rand	31,567		1,697,042
Johnson Controls International	59,621		4,374,393
L3Harris Technologies	16,704		3,850,940
Lockheed Martin	20,422		6,786,639
Masco	21,094		1,382,712
Northrop Grumman	12,570		4,490,255
Otis Worldwide	33,289		2,673,440
PACCAR	28,982		2,597,367
Parker-Hannifin	10,706		3,175,293
Pentair	14,101		1,043,051
Quanta Services	11,382		1,380,409
Raytheon Technologies	125,342		11,137,890
Rockwell Automation	9,783		3,124,690
Roper Technologies	8,705		4,246,908
Snap-on	4,765		968,391
Stanley Black & Decker	13,611		2,446,305
Textron	18,316		1,352,637
The Boeing Company	45,967	[a]	9,516,548
Trane Technologies	19,766		3,576,262
TransDigm Group	4,355	[a]	2,716,736
United Rentals	6,097	[a]	2,311,434
W.W. Grainger	3,628		1,680,163
Westinghouse Air Brake Technologies	14,553		1,320,394
Xylem	14,794		1,931,948
			172,058,302
Commercial & Professional Services - .9%
Cintas	7,280		3,152,968
Copart	17,155	[a]	2,664,000
Equifax	10,035		2,784,010
IHS Markit	32,958		4,308,270
Jacobs Engineering Group	10,650		1,495,473
Leidos Holdings	11,634		1,163,167
Nielsen Holdings	31,067		629,107
Republic Services	17,652		2,375,959
Robert Half International	9,771		1,104,807

7

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Commercial & Professional Services - .9% (continued)
Rollins	19,475		686,104
Verisk Analytics	13,531		2,845,163
Waste Management	32,155		5,152,196
			28,361,224
Consumer Durables & Apparel - 1.1%
D.R. Horton	27,013		2,411,451
Garmin	12,549		1,802,036
Hanesbrands	26,911		458,563
Hasbro	10,389		994,851
Leggett & Platt	11,101		520,082
Lennar, Cl. A	23,181		2,316,477
Mohawk Industries	4,691	[a]	831,292
Newell Brands	32,237		737,905
NIKE, Cl. B	105,937		17,722,201
NVR	280	[a]	1,370,544
PulteGroup	22,125		1,063,770
PVH	5,700	[a]	623,181
Ralph Lauren	4,275		543,652
Tapestry	24,404		951,268
Under Armour, Cl. A	15,798	[a]	346,924
Under Armour, Cl. C	19,429	[a]	366,820
VF	27,166		1,979,858
Whirlpool	5,115		1,078,395
			36,119,270
Consumer Services - 1.9%
Booking Holdings	3,405	[a]	8,242,756
Caesars Entertainment	17,132	[a]	1,875,269
Carnival	66,808	[a]	1,480,465
Chipotle Mexican Grill	2,342	[a]	4,166,488
Darden Restaurants	10,681		1,539,559
Domino's Pizza	3,066		1,499,182
Expedia Group	12,145	[a]	1,996,759
Hilton Worldwide Holdings	23,478	[a]	3,379,658
Las Vegas Sands	27,082	[a]	1,051,052
Marriott International, Cl. A	22,046	[a]	3,527,801
McDonald's	61,989		15,221,399
MGM Resorts International	33,933		1,600,280
Norwegian Cruise Line Holdings	32,073	[a]	824,918
Penn National Gaming	12,825	[a]	918,270
Royal Caribbean Cruises	17,394	[a]	1,468,575
Starbucks	97,833		10,377,146
Wynn Resorts	9,405	[a]	844,569

8

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Consumer Services - 1.9% (continued)
Yum! Brands	25,117		3,138,118
			63,152,264
Diversified Financials - 5.0%
American Express	53,489		9,295,318
Ameriprise Financial	9,664		2,919,784
Berkshire Hathaway, Cl. B	154,096	[a]	44,227,093
BlackRock	11,861		11,190,379
Capital One Financial	37,412		5,650,334
Cboe Global Markets	8,598		1,134,420
CME Group	29,748		6,560,921
Discover Financial Services	24,898		2,821,441
Franklin Resources	21,681		682,735
Intercontinental Exchange	46,618		6,454,728
Invesco	28,406		721,796
MarketAxess Holdings	3,099		1,266,468
Moody's	13,413		5,420,864
Morgan Stanley	121,342		12,471,531
MSCI	6,820		4,534,482
Nasdaq	9,812		2,059,244
Northern Trust	17,297		2,128,223
Raymond James Financial	14,884		1,467,414
S&P Global	20,132		9,545,789
State Street	29,000		2,857,950
Synchrony Financial	46,031		2,138,140
T. Rowe Price Group	18,859		4,090,140
The Bank of New York Mellon	66,025		3,908,680
The Charles Schwab	124,457		10,209,208
The Goldman Sachs Group	28,022		11,582,894
			165,339,976
Energy - 2.8%
APA	30,228		792,276
Baker Hughes	68,112		1,708,249
Chevron	160,580		18,384,804
ConocoPhillips	111,311		8,291,556
Coterra Energy	60,527		1,290,436
Devon Energy	49,774		1,994,942
Diamondback Energy	14,161		1,517,918
EOG Resources	48,229		4,459,253
Exxon Mobil	351,851		22,683,834
Halliburton	75,692		1,891,543
Hess	23,591		1,947,909
Kinder Morgan	164,268		2,751,489
Marathon Oil	64,536		1,053,228
9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Energy - 2.8% (continued)
Marathon Petroleum	52,589		3,467,193
Occidental Petroleum	69,001		2,313,604
ONEOK	36,664		2,332,564
Phillips 66	37,223		2,783,536
Pioneer Natural Resources	18,862		3,526,817
Schlumberger	117,037		3,775,614
The Williams Companies	102,343		2,874,815
Valero Energy	34,038		2,632,159
			92,473,739
Food & Staples Retailing - 1.3%
Costco Wholesale	36,732		18,055,247
Sysco	43,203		3,322,311
The Kroger Company	56,589		2,264,692
Walgreens Boots Alliance	59,959		2,819,272
Walmart	118,474		17,702,385
			44,163,907
Food, Beverage & Tobacco - 2.8%
Altria Group	153,490		6,770,444
Archer-Daniels-Midland	46,681		2,998,787
Brown-Forman, Cl. B	15,126		1,026,904
Campbell Soup	16,481		658,416
Conagra Brands	41,422		1,333,788
Constellation Brands, Cl. A	14,271		3,094,096
General Mills	51,050		3,154,890
Hormel Foods	23,152		979,793
Kellogg	21,170		1,297,721
Lamb Weston Holdings	12,883		727,245
McCormick & Co.	20,948		1,680,658
Molson Coors Beverage, Cl. B	16,929		746,400
Mondelez International, Cl. A	117,277		7,123,405
Monster Beverage	31,402	[a]	2,669,170
PepsiCo	114,812		18,553,619
Philip Morris International	129,452		12,238,392
The Coca-Cola Company	322,469		18,177,578
The Hershey Company	12,197		2,138,744
The J.M. Smucker Company	8,965		1,101,440
The Kraft Heinz Company	54,768		1,965,624
Tyson Foods, Cl. A	24,198		1,935,114
			90,372,228
Health Care Equipment & Services - 6.3%
Abbott Laboratories	147,662		19,032,155
ABIOMED	3,705	[a]	1,230,208
Align Technology	6,036	[a]	3,768,697

10

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Health Care Equipment & Services - 6.3% (continued)
AmerisourceBergen	12,347		1,506,581
Anthem	20,308		8,836,620
Baxter International	41,543		3,280,235
Becton Dickinson & Co.	24,104		5,775,077
Boston Scientific	119,393	[a]	5,149,420
Cardinal Health	24,392		1,166,182
Centene	48,360	[a]	3,445,166
Cerner	24,578		1,825,900
Cigna	28,272		6,039,182
CVS Health	109,264		9,755,090
Danaher	52,749		16,445,556
DaVita	5,567	[a]	574,737
Dentsply Sirona	18,871		1,079,610
DexCom	8,043	[a]	5,012,478
Edwards Lifesciences	51,840	[a]	6,211,469
HCA Healthcare	20,505		5,135,682
Henry Schein	12,339	[a]	942,083
Hologic	21,200	[a]	1,554,172
Humana	10,739		4,973,875
IDEXX Laboratories	7,059	[a]	4,702,282
Intuitive Surgical	29,697	[a]	10,724,478
Laboratory Corp. of America Holdings	8,253	[a]	2,368,776
McKesson	12,861		2,673,545
Medtronic	111,767		13,396,393
Quest Diagnostics	10,161		1,491,432
ResMed	12,075		3,174,638
Steris	7,772		1,816,627
Stryker	27,364		7,280,739
Teleflex	3,960		1,413,482
The Cooper Companies	4,229		1,763,155
UnitedHealth Group	78,470		36,133,081
Universal Health Services, Cl. B	6,311		783,195
West Pharmaceutical Services	6,155		2,645,911
Zimmer Biomet Holdings	17,414		2,492,292
			205,600,201
Household & Personal Products - 1.5%
Church & Dwight	20,861		1,822,417
Colgate-Palmolive	70,071		5,338,709
Kimberly-Clark	27,896		3,612,253
The Clorox Company	10,421		1,698,727
The Estee Lauder Companies, Cl. A	19,220		6,233,623
The Procter & Gamble Company	201,774		28,851,664
			47,557,393

11

STATEMENT OF INVESTMENTS (continued)

Description	Shares	Value ($)
Common Stocks - 99.2% (continued)
Insurance - 1.9%
Aflac	51,308	2,753,700
American International Group	71,219	4,208,331
Aon, Cl. A	18,791	6,011,617
Arthur J. Gallagher & Co.	17,043	2,857,600
Assurant	5,208	840,102
Brown & Brown	17,873	1,127,965
Chubb	36,474	7,126,290
Cincinnati Financial	12,356	1,500,513
Everest Re Group	3,222	842,553
Globe Life	8,290	737,976
Lincoln National	14,513	1,047,113
Loews	16,907	947,975
Marsh & McLennan	42,159	7,032,121
MetLife	60,551	3,802,603
Principal Financial Group	21,760	1,459,878
Prudential Financial	32,545	3,581,577
The Allstate	24,718	3,056,875
The Hartford Financial Services Group	29,671	2,163,906
The Progressive	48,713	4,621,889
The Travelers Companies	21,055	3,387,328
W.R. Berkley	12,324	980,990
Willis Towers Watson	10,646	2,579,313
		62,668,215
Materials - 2.5%
Air Products & Chemicals	18,323	5,493,418
Albemarle	9,844	2,465,627
Amcor	128,898	1,555,799
Avery Dennison	7,136	1,553,650
Ball	27,581	2,523,110
Celanese	9,480	1,531,115
CF Industries Holdings	18,576	1,055,117
Corteva	60,751	2,621,406
Dow	62,613	3,504,450
DuPont de Nemours	44,153	3,073,049
Eastman Chemical	11,055	1,150,052
Ecolab	20,705	4,601,065
FMC	10,683	972,260
Freeport-McMoRan	121,267	4,574,191
International Flavors & Fragrances	20,539	3,028,476
International Paper	32,862	1,632,256
Linde	42,925	13,701,660
LyondellBasell Industries, Cl. A	21,752	2,019,021
Martin Marietta Materials	5,246	2,060,839

12

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Materials - 2.5% (continued)
Newmont	66,627		3,597,858
Nucor	24,755		2,763,896
Packaging Corp. of America	7,738		1,062,969
PPG Industries	19,668		3,158,091
Sealed Air	12,996		770,923
The Mosaic Company	29,402		1,222,241
The Sherwin-Williams Company	19,834		6,279,643
Vulcan Materials	11,121		2,114,325
WestRock	22,695		1,091,630
			81,178,137
Media & Entertainment - 9.5%
Activision Blizzard	64,337		5,030,510
Alphabet, Cl. A	25,018	[a]	74,076,297
Alphabet, Cl. C	23,420	[a]	69,449,902
Charter Communications, Cl. A	10,552	[a]	7,121,439
Comcast, Cl. A	381,090		19,599,459
Discovery, Cl. A	14,582	[a]	341,802
Discovery, Cl. C	25,450	[a]	574,152
DISH Network, Cl. A	21,170	[a]	869,452
Electronic Arts	23,632		3,314,388
Fox, Cl. A	26,555		1,055,296
Fox, Cl. B	11,773		435,130
Live Nation Entertainment	10,961	[a]	1,108,705
Match Group	22,013	[a]	3,319,120
Meta Platforms	198,143	[a]	64,113,131
Netflix	36,855	[a]	25,441,375
News Corporation, Cl. A	33,678		771,226
News Corporation, Cl. B	10,719		241,821
Omnicom Group	18,219		1,240,350
Take-Two Interactive Software	9,459	[a]	1,712,079
The Interpublic Group of Companies	34,203		1,250,804
The Walt Disney Company	151,061	[a]	25,539,883
Twitter	66,433	[a]	3,556,823
ViacomCBS, Cl. B	50,816		1,840,556
			312,003,700
Pharmaceuticals Biotechnology & Life Sciences - 6.6%
AbbVie	146,744		16,827,134
Agilent Technologies	25,106		3,953,944
Amgen	47,202		9,769,398
Biogen	12,389	[a]	3,303,899
Bio-Rad Laboratories, Cl. A	1,786	[a]	1,419,298
Bio-Techne	2,943		1,541,102
Bristol-Myers Squibb	185,491		10,832,674

13

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 6.6% (continued)
Catalent	14,072	[a]	1,939,966
Charles River Laboratories International	4,125	[a]	1,850,805
Eli Lilly & Co.	66,131		16,847,534
Gilead Sciences	104,710		6,793,585
Illumina	12,094	[a]	5,019,736
Incyte	16,335	[a]	1,094,118
IQVIA Holdings	16,075	[a]	4,202,326
Johnson & Johnson	218,988		35,668,765
Merck & Co.	210,361		18,522,286
Mettler-Toledo International	1,946	[a]	2,881,792
Moderna	28,887	[a]	9,972,081
Organon & Co.	22,143		813,755
PerkinElmer	9,206		1,628,449
Pfizer	465,255		20,350,254
Regeneron Pharmaceuticals	8,673	[a]	5,550,200
Thermo Fisher Scientific	32,661		20,676,699
Vertex Pharmaceuticals	21,408	[a]	3,958,981
Viatris	98,247		1,311,597
Waters	5,186	[a]	1,906,114
Zoetis	39,660		8,574,492
			217,210,984
Real Estate - 2.6%
Alexandria Real Estate Equities	11,431	[b]	2,333,524
American Tower	38,027	[b]	10,722,473
AvalonBay Communities	11,505	[b]	2,723,003
Boston Properties	11,842	[b]	1,345,725
CBRE Group, Cl. A	28,236	[a]	2,938,803
Crown Castle International	35,831	[b]	6,460,329
Digital Realty Trust	23,607	[b]	3,725,421
Duke Realty	31,354	[b]	1,763,349
Equinix	7,473	[b]	6,255,424
Equity Residential	28,910	[b]	2,497,824
Essex Property Trust	5,332	[b]	1,812,507
Extra Space Storage	11,114	[b]	2,193,570
Federal Realty Investment Trust	5,851	[b]	704,168
Healthpeak Properties	45,711	[b]	1,623,198
Host Hotels & Resorts	62,135	[a,b]	1,045,732
Iron Mountain	25,221	[b]	1,151,086
Kimco Realty	50,831	[b]	1,148,781
Mid-America Apartment Communities	9,411	[b]	1,921,820
Prologis	61,371	[b]	8,896,340
Public Storage	12,653	[b]	4,203,074

14

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Real Estate - 2.6% (continued)
Realty Income	43,582	[b]	3,113,062
Regency Centers	13,365	[b]	941,030
SBA Communications	9,150	[b]	3,159,770
Simon Property Group	27,507	[b]	4,031,976
UDR	24,112	[b]	1,338,939
Ventas	30,776	[b]	1,642,515
Vornado Realty Trust	13,489	[b]	575,036
Welltower	34,925	[b]	2,807,970
Weyerhaeuser	62,923	[b]	2,247,610
			85,324,059
Retailing - 6.9%
Advance Auto Parts	5,416		1,221,416
Amazon.com	36,165	[a]	121,963,931
AutoZone	1,783	[a]	3,182,370
Bath & Body Works	20,586		1,422,287
Best Buy	18,947		2,316,081
CarMax	13,710	[a]	1,877,173
Dollar General	19,663		4,355,748
Dollar Tree	19,537	[a]	2,105,307
eBay	53,515		4,105,671
Etsy	10,461	[a]	2,622,468
Genuine Parts	12,247		1,605,704
LKQ	22,468		1,237,537
Lowe's	58,702		13,725,702
O'Reilly Automotive	5,733	[a]	3,567,761
Pool	3,387		1,744,847
Ross Stores	29,879		3,382,303
Target	41,374		10,741,518
The Gap	18,536		420,582
The Home Depot	88,404		32,863,303
The TJX Companies	100,650		6,591,568
Tractor Supply	9,566		2,077,448
Ulta Beauty	4,627	[a]	1,699,775
			224,830,500
Semiconductors & Semiconductor Equipment - 5.6%
Advanced Micro Devices	100,870	[a]	12,127,600
Analog Devices	44,617		7,740,603
Applied Materials	75,974		10,381,847
Broadcom	33,927		18,037,968
Enphase Energy	11,235	[a]	2,602,363
Intel	335,569		16,442,881
KLA	12,758		4,755,672
Lam Research	11,827		6,665,342

15

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Semiconductors & Semiconductor Equipment - 5.6% (continued)
Microchip Technology	45,212		3,349,757
Micron Technology	92,978		6,424,780
Monolithic Power Systems	3,523		1,851,196
NVIDIA	207,262		52,990,676
NXP Semiconductors	22,045		4,427,959
Qorvo	9,346	[a]	1,572,278
Qualcomm	93,685		12,463,852
Skyworks Solutions	13,905		2,323,943
Teradyne	13,660		1,888,358
Texas Instruments	76,724		14,384,216
Xilinx	20,298		3,653,640
			184,084,931
Software & Services - 14.4%
Accenture, Cl. A	52,823		18,952,364
Adobe	39,597	[a]	25,752,305
Akamai Technologies	13,338	[a]	1,406,625
Ansys	7,213	[a]	2,737,911
Autodesk	18,221	[a]	5,787,172
Automatic Data Processing	35,168		7,894,864
Broadridge Financial Solutions	9,599		1,712,558
Cadence Design Systems	23,297	[a]	4,032,944
Ceridian HCM Holding	10,313	[a]	1,291,703
Citrix Systems	10,108		957,531
Cognizant Technology Solutions, Cl. A	43,559		3,401,522
DXC Technology	21,840	[a]	711,329
Fidelity National Information Services	51,402		5,692,257
Fiserv	50,071	[a]	4,931,493
FLEETCOR Technologies	6,977	[a]	1,726,180
Fortinet	11,421	[a]	3,841,339
Gartner	6,955	[a]	2,308,434
Global Payments	24,795		3,545,437
International Business Machines	74,722		9,347,722
Intuit	22,696		14,207,469
Jack Henry & Associates	6,034		1,004,540
Mastercard, Cl. A	72,410		24,295,003
Microsoft	624,616		207,135,158
NortonLifeLock	49,856		1,268,835
Oracle	137,030		13,146,658
Paychex	26,586		3,277,522
Paycom Software	4,037	[a]	2,211,670
PayPal Holdings	97,667	[a]	22,716,368
PTC	8,239	[a]	1,049,237

16

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Software & Services - 14.4% (continued)
salesforce.com	80,263	[a]	24,054,018
ServiceNow	16,507	[a]	11,517,924
Synopsys	12,673	[a]	4,222,390
The Western Union Company	35,953		655,064
Tyler Technologies	3,376	[a]	1,833,911
Verisign	8,407	[a]	1,871,987
Visa, Cl. A	140,273		29,705,613
			470,205,057
Technology Hardware & Equipment - 7.7%
Amphenol, Cl. A	49,400		3,792,438
Apple	1,305,190		195,517,462
Arista Networks	4,647	[a]	1,903,829
CDW	11,567		2,158,981
Cisco Systems	350,251		19,603,548
Corning	64,689		2,300,988
F5 Networks	4,938	[a]	1,042,659
Hewlett Packard Enterprise	112,191		1,643,598
HP	99,059		3,004,459
IPG Photonics	2,827	[a]	449,521
Juniper Networks	28,294		835,239
Keysight Technologies	15,588	[a]	2,806,152
Motorola Solutions	14,015		3,483,989
NetApp	18,143		1,620,170
Seagate Technology Holdings	18,074		1,609,851
TE Connectivity	27,306		3,986,676
Teledyne Technologies	3,849	[a]	1,729,048
Trimble	20,609	[a]	1,800,608
Western Digital	25,663	[a]	1,341,918
Zebra Technologies, Cl. A	4,424	[a]	2,362,195
			252,993,329
Telecommunication Services - 1.2%
AT&T	593,246		14,985,394
Lumen Technologies	80,795		958,229
T-Mobile US	48,915	[a]	5,626,692
Verizon Communications	344,057		18,231,580
			39,801,895
Transportation - 1.8%
Alaska Air Group	10,580	[a]	558,624
American Airlines Group	51,239	[a]	983,789
C.H. Robinson Worldwide	10,816		1,049,044
CSX	188,265		6,809,545
Delta Air Lines	52,591	[a]	2,057,886
Expeditors International of Washington	14,422		1,777,656

17

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Transportation - 1.8% (continued)
FedEx	20,538		4,837,315
J.B. Hunt Transport Services	6,817		1,344,244
Kansas City Southern	7,477		2,319,739
Norfolk Southern	20,532		6,016,903
Old Dominion Freight Line	7,910		2,700,079
Southwest Airlines	48,861	[a]	2,310,148
Union Pacific	54,211		13,086,535
United Airlines Holdings	25,942	[a]	1,196,964
United Parcel Service, Cl. B	60,061		12,821,222
			59,869,693
Utilities - 2.4%
Alliant Energy	21,511		1,216,877
Ameren	21,220		1,788,634
American Electric Power	41,887		3,548,248
American Water Works	15,152		2,639,175
Atmos Energy	11,093		1,021,887
CenterPoint Energy	48,052		1,251,274
CMS Energy	24,847		1,499,516
Consolidated Edison	28,917		2,180,342
Dominion Energy	67,187		5,101,509
DTE Energy	16,263		1,843,411
Duke Energy	63,763		6,504,464
Edison International	31,503		1,982,484
Entergy	16,474		1,697,151
Evergy	18,738		1,194,548
Eversource Energy	28,668		2,433,913
Exelon	81,927		4,357,697
FirstEnergy	46,809		1,803,551
NextEra Energy	162,925		13,902,390
NiSource	32,836		810,064
NRG Energy	21,065		840,283
Pinnacle West Capital	9,658		622,844
PPL	64,418		1,855,238
Public Service Enterprise Group	42,173		2,690,637
Sempra Energy	26,621		3,397,638
The AES	54,394		1,366,921
The Southern Company	87,712		5,466,212
WEC Energy Group	25,974		2,339,218
Xcel Energy	45,041		2,909,198
			78,265,324
Total Common Stocks (cost $795,634,371)			3,248,061,479

18

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .7%
Registered Investment Companies - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $23,987,934)	0.06	23,987,934	[c]	23,987,934
Total Investments (cost $819,622,305)		99.9%		3,272,049,413
Cash and Receivables (Net)		.1%		2,073,827
Net Assets		100.0%		3,274,123,240

a Non-income producing security.

b Investment in real estate investment trust within the United States.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	27.7
Health Care	12.9
Consumer Discretionary	12.7
Financials	11.3
Communication Services	10.7
Industrials	8.0
Consumer Staples	5.6
Energy	2.8
Real Estate	2.6
Materials	2.5
Utilities	2.4
Investment Companies	.7
99.9

† Based on net assets.

See notes to financial statements.

19

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 10/31/20 ($)	Purchases ($)†	Sales ($)	Value 10/31/21 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	15,766,445	490,608,214	(482,386,725)	23,987,934.7		11,609
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	10,964,766	(10,964,766)	-	-	66,076††
Total	15,766,445	501,572,980	(493,351,491)	23,987,934.7		77,685

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

20

STATEMENT OF FUTURES
October 31, 2021

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation ($)
Futures Long
Standard & Poor's 500 E-mini	117	12/17/2021	25,879,131	26,892,450	1,013,319
Gross Unrealized Appreciation				1,013,319

See notes to financial statements.

21

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2021

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	795,634,371	3,248,061,479
Affiliated issuers	23,987,934	23,987,934
Cash		527,409
Dividends receivable		2,179,009
Cash collateral held by broker—Note 4		1,413,000
Receivable for shares of Common Stock subscribed		728,553
Receivable for futures variation margin—Note 4		56,730
		3,276,954,114
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc.—Note 3(b)		517,690
Payable for shares of Common Stock redeemed		1,410,593
Payable for investment securities purchased		873,577
Directors’ fees and expenses payable		29,014
		2,830,874
Net Assets ($)		3,274,123,240
Composition of Net Assets ($):
Paid-in capital		476,547,894
Total distributable earnings (loss)		2,797,575,346
Net Assets ($)		3,274,123,240

Shares Outstanding
(150 million shares of $.001 par value Common Stock authorized)	39,379,514
Net Asset Value Per Share ($)	83.14

See notes to financial statements.

22

STATEMENT OF OPERATIONS
Year Ended October 31, 2021

Investment Income ($):
Income:
Cash dividends (net of $3,987 foreign taxes withheld at source):
Unaffiliated issuers	45,756,374
Affiliated issuers	11,609
Income from securities lending—Note 1(c)	66,076
Total Income	45,834,059
Expenses:
Management fee—Note 3(a)	6,213,022
Directors’ fees—Note 3(a,c)	261,500
Loan commitment fees—Note 2	55,003
Interest expense—Note 2	7,163
Total Expenses	6,536,688
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(261,500)
Net Expenses	6,275,188
Investment Income—Net	39,558,871
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	384,299,695
Net realized gain (loss) on futures	6,089,513
Net Realized Gain (Loss)	390,389,208
Net change in unrealized appreciation (depreciation) on investments	650,299,804
Net change in unrealized appreciation (depreciation) on futures	2,093,107
Net Change in Unrealized Appreciation (Depreciation)	652,392,911
Net Realized and Unrealized Gain (Loss) on Investments	1,042,782,119
Net Increase in Net Assets Resulting from Operations	1,082,340,990

See notes to financial statements.

23

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2021	2020
Operations ($):
Investment income—net	39,558,871	46,672,018
Net realized gain (loss) on investments	390,389,208	97,426,193
Net change in unrealized appreciation (depreciation) on investments	652,392,911	128,164,303
Net Increase (Decrease) in Net Assets Resulting from Operations	1,082,340,990	272,262,514
Distributions ($):
Distributions to shareholders	(135,846,648)	(139,346,661)
Capital Stock Transactions ($):
Net proceeds from shares sold	225,957,699	469,923,133
Distributions reinvested	93,178,557	94,927,716
Cost of shares redeemed	(757,604,416)	(657,688,952)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(438,468,160)	(92,838,103)
Total Increase (Decrease) in Net Assets	508,026,182	40,077,750
Net Assets ($):
Beginning of Period	2,766,097,058	2,726,019,308
End of Period	3,274,123,240	2,766,097,058
Capital Share Transactions (Shares):
Shares sold	3,059,939	8,660,342
Shares issued for distributions reinvested	1,381,720	1,595,078
Shares redeemed	(10,423,850)	(11,463,860)
Net Increase (Decrease) in Shares Outstanding	(5,982,191)	(1,208,440)

See notes to financial statements.

24

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	60.98	58.54	54.53	52.24	43.56
Investment Operations:
Investment income—net[a]	.94	1.00	1.02	.94	.89
Net realized and unrealized gain (loss) on investments	24.32	4.45	6.06	2.74	9.12
Total from Investment Operations	25.26	5.45	7.08	3.68	10.01
Distributions:
Dividends from investment income—net	(.97)	(1.03)	(.97)	(.92)	(.86)
Dividends from net realized gain on investments	(2.13)	(1.98)	(2.10)	(.47)	(.47)
Total Distributions	(3.10)	(3.01)	(3.07)	(1.39)	(1.33)
Net asset value, end of period	83.14	60.98	58.54	54.53	52.24
Total Return (%)	42.64	9.51	14.16	7.11	23.42
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.21	.21	.21	.21	.21
Ratio of net expenses to average net assets	.20	.20	.20	.20	.20
Ratio of net investment income
to average net assets	1.27	1.70	1.86	1.70	1.85
Portfolio Turnover Rate	3.27	2.56	4.53	3.20	6.00
Net Assets, end of period ($ x 1,000)	3,274,123	2,766,097	2,726,019	2,545,990	2,615,096

a Based on average shares outstanding.

See notes to financial statements.

25

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Institutional S&P 500 Stock Index Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds IV, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek to match the total return of the S&P 500® Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares.

Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Service Plan fees. Class I shares are offered without a front-end sales charge or a contingent deferred sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

26

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

27

NOTES TO FINANCIAL STATEMENTS (continued)

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2021 in valuing the fund’s investments:

28

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Equity Securities - Common Stocks	3,248,061,479	-	-	3,248,061,479
Investment Companies	23,987,934	-	-	23,987,934
Other Financial Instruments:
Futures††	1,013,319	-	-	1,013,319

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of October 31, 2021, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in

29

NOTES TO FINANCIAL STATEMENTS (continued)

a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2021, The Bank of New York Mellon earned $9,009 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid

30

annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2021, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2021, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $17,658,947, undistributed capital gains $338,883,754 and unrealized appreciation $2,441,032,645.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2021 and October 31, 2020 were as follows: ordinary income $53,143,275 and $49,990,283, and long-term capital gains $82,703,373 and $89,356,378, respectively.

During the period ended October 31, 2021, as a result of permanent book to tax differences, primarily due to the tax treatment for treating a portion of the proceeds from redemptions as a distribution for tax purposes, the fund decreased total distributable earnings (loss) by $43,312,415 and increased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit

31

NOTES TO FINANCIAL STATEMENTS (continued)

facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2021 was approximately $585,753 with a related weighted average annualized interest rate of 1.22%.

NOTE 3—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with the Adviser, the Adviser provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Adviser also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Adviser a fee, calculated daily and paid monthly, at an annual rate of .20% of the value of the fund’s average daily net assets. Out of its fee, the Adviser pays all of the expenses of the fund except brokerage fees, taxes, interest expense, commitment fees on borrowings, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Adviser is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2021, fees reimbursed by the Adviser amounted to $261,500.

(b) The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc.” in the Statement of Assets and Liabilities consist of: management fees of

32

$539,390, which are offset against an expense reimbursement currently in effect in the amount of $21,700.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended October 31, 2021, amounted to $99,774,700 and $632,969,395, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended October 31, 2021 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2021 are set forth in the Statement of Futures.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2021:

Average Market Value ($)
Equity futures	24,227,158

At October 31, 2021, the cost of investments for federal income tax purposes was $831,016,768; accordingly, accumulated net unrealized appreciation on investments was $2,441,032,645, consisting of

33

NOTES TO FINANCIAL STATEMENTS (continued)

$2,472,107,237 gross unrealized appreciation and $31,074,592 gross unrealized depreciation.

NOTE 5—Pending Legal Matters:

The fund and many other entities have been named as defendants in numerous pending litigations as a result of their participation in the leveraged buyout transaction (“LBO”) of the Tribune Company (“Tribune”).

The FitzSimons Litigation: On November 1, 2010, a case now styled, Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, et al., S.D.N.Y. No. 12-cv-2652 (RJS) was filed (“the FitzSimons Litigation”). Among other things, the complaint sought recovery of alleged “fraudulent conveyances” from more than 5,000 Tribune shareholders (“Shareholder Defendants”), including the fund, that participated in the Tribune LBO. On May 23, 2014, the defendants filed a motion to dismiss, which the Court granted on January 9, 2017. The plaintiff then sought leave to file an interlocutory appeal. On February 23, 2017, the Court entered an order stating that it would permit the plaintiff to file an interlocutory appeal after the Court decided other pending motions.

Effective November 1, 2018, Judge Denise Cote was assigned to the case when Judge Richard Sullivan was elevated to the Second Circuit.

On November 30, 2018, the Court issued an Opinion and Order resolving the remaining motions by dismissing most, but not all, of the claims asserted against the individual defendants.

In January 2019, various state law claims asserted against certain individual defendants were dismissed.

Between February and early April 2019, plaintiffs and certain defendants attempted to resolve the dispute through mediation, but ultimately decided to await the Second Circuit’s review of its May 29, 2016 decision before attempting to negotiate a settlement.

On April 4, 2019, plaintiff filed a motion to amend the FitzSimons complaint to add a claim for constructive fraudulent transfer from defendants subject to clawback under the Bankruptcy Code. On April 10, 2019, the affected defendants opposed the motion.

On April 23, 2019, Judge Cote denied plaintiff’s motion to amend the complaint to add a new constructive fraudulent transfer claim because such amendment would be futile and would result in substantial prejudice to the shareholder defendants given that the only claim against the shareholder defendants in FitzSimons has been dismissed for over two years, subject to

34

appeal. Judge Cote considered the amendment futile on the ground that constructive fraudulent transfer claims are barred by the safe harbor provision of Section 546(e), which defines “financial institution” to include, in certain circumstances, the customers of traditional financial institutions, including Tribune.

On July 12, 2019, the Trustee filed a notice of appeal to the Second Circuit from the April 23, 2019, decision denying leave to amend the complaint to add constructive fraudulent transfer claims. On July 15, 2019, the Trustee filed a corrected notice of appeal to remedy technical errors with the notice filed on July 12, 2019. Briefing on these matters began in January 2020, and was completed and fully submitted to the Second Circuit by June 2020. Oral argument occurred in August 2020. In December 2020, Second Circuit Judge and panel member Ralph Winter, Jr., passed away. A decision is still expected in 2021, though it is unknown whether a third panel member will be sought to decide the pending appeal, whether additional briefing or oral argument will be requested or required by a third panel member, if any, or whether any such request will impact the timing to a final decision.

In April 2021, the United States Supreme Court denied Plaintiffs’ petition for a writ of certiorari to review legal issues raised in cases filed by Tribune creditors beginning in June 2011, arising under state and/or federal law, and alleging that payments made to shareholders in the LBO were “fraudulent conveyances,” which payments should have been returned to the shareholders for their shares (collectively, “the state law cases”). The state law cases had been consolidated for pre-trial proceedings in the United States District Court for the Southern District of New York, under the caption In re Tribune Company Fraudulent Conveyance Litigation (S.D.N.Y. Nos. 11-md-2296 and 12-mc-2296 (RJS). The Tribune defendants advised the Second Circuit of the denial of cert in the state law cases, and urged the Second Circuit to affirm denial of the Trustee’s motion for leave to amend in light of the Supreme Court’s decision.

In August 2021, the Second Circuit affirmed the trial court's dismissal of the Trustee's intentional fraudulent conveyance claims against the shareholder defendants, and also affirmed denial of the Trustee's request for leave to amend the complaint to add federal constructive conveyance claims against the shareholder defendants. In September 2021, the Trustee sought to have its appeal re-heard by some or all of the Second Circuit's judges, which the Second Circuit denied. The Trustee is expected to petition the United States Supreme Court for a writ of certiorari in early 2022.

35

NOTES TO FINANCIAL STATEMENTS (continued)

At this stage in the proceedings, management does not believe that a loss is probable and, in any event, is unable to reasonably estimate the possible loss that may result.

36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the fund and Board of Directors of
BNY Mellon Investment Funds IV, Inc. :

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Institutional S&P 500 Stock Index Fund (the “Fund”), a series of BNY Mellon Investment Funds IV, Inc., including the statements of investments and futures, as of October 31, 2021, and the statement of investments in affiliated issuers as of and for the year then ended, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
December 22, 2021

37

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $47,261,662 as ordinary income dividends paid during the year ended October 31, 2021 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 85.96% of ordinary income dividends paid during the year ended October 31, 2021 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2022 of the percentage applicable to the preparation of their 2021 income tax returns. Also the fund reports the maximum amount allowable but not less than $1.8744 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.2602 as a short-term capital gain dividend paid on December 24, 2020 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

38

BOARD MEMBERS INFORMATION (Unaudited)
Independent Board Members

Joseph S. DiMartino (78)
Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 98

———————

Francine J. Bovich (70)
Board Member (2012)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 55

———————

Andrew J. Donohue (71)
Board Member (2019)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP. a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 45

———————

39

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Kenneth A. Himmel (75)
Board Member (1994)

Principal Occupation During Past 5 Years:

• Gulf Related, an international real estate development company, Managing Partner (2010-Present)

• Related Urban Development, a real estate development company, President and Chief Executive Officer (1996-Present)

• American Food Management, a restaurant company, Chief Executive Officer (1983-Present)

• Himmel & Company, a real estate development company, President and Chief Executive Officer (1980-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Roslyn M. Watson (72)
Board Member (1994)

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company, Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 45

———————

Benaree Pratt Wiley (75)
Board Member (1998)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 63

———————

40

Interested Board Member

Bradley Skapyak (62)
Board Member (2021)

Principal Occupation During Past 5 Years:

• Chief Operating Officer and Director of Dreyfus (2009-2019)

• Chief Executive Officer and Director of the Distributor (2016-2019)

• Chairman and Director of the Transfer Agent (2011-2019)

• Senior Vice President of the Custodian (2007-2019)

No. of Portfolios for which Board Member Serves: 22

Mr. Skapyak is deemed to be an Interested Board Member of the funds as a result of his ownership of unvested restricted stock units of BNY Mellon.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

James M. Fitzgibbons, Emeritus Board Member
Stephen J. Lockwood, Emeritus Board Member

41

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 57 investment companies (comprised of 107 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 43 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020; Director - BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 63 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser since July 2021, Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President since February 2020 of BNY Mellon ETF Investment Adviser; LLC, Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel from December 2017 to September 2021; Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 46 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

42

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel from December 2019 to August 2021 of BNY Mellon; Counsel from May 2016 to December 2019 of BNY Mellon; Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004, Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 57 investment companies (comprised of 120 portfolios) managed by the Adviser. He is 64 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 50 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

43

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44

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For More Information

BNY Mellon Institutional S&P 500 Stock Index Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbol:	DSPIX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 0713AR1021

BNY Mellon Tax Managed Growth Fund

ANNUAL REPORT October 31, 2021

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2020 through October 31, 2021, as provided by portfolio manager Fayez Sarofim of Fayez Sarofim & Co., Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended October 31, 2021, BNY Mellon Tax Managed Growth Fund’s Class A shares produced a total return of 40.40%, Class C shares returned 39.37% and Class I shares returned 40.76%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, returned 42.90% for the same period.2

U.S. equities rose during the reporting period in response to strong corporate earnings results and fiscal and monetary policy responses to address the COVID-19 pandemic. The fund lagged its benchmark due primarily to unfavorable security selection.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation consistent with minimizing realized capital gains. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and employs a tax-managed strategy, which is an approach to managing a fund that seeks to minimize capital gains-tax liabilities.

In choosing stocks, the fund’s portfolio managers first identify economic sectors that they believe will expand over the next three to five years or longer. Using fundamental analysis, the fund’s portfolio managers then seek companies within these sectors that have dominant positions in their industries, and that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth. The fund’s portfolio managers also are alert to companies that they consider undervalued in terms of current earnings, assets or growth prospects.

The fund may invest in U.S. dollar-denominated American depositary receipts (ADRs).

The fund attempts to enhance after-tax returns by minimizing its annual taxable distributions to shareholders. To do so, the fund employs a “buy-and hold” investment strategy, which generally has resulted in an annual portfolio turnover rate of below 15%.

Markets Continue to Recover

The U.S. economy continued on the path of economic recovery during the 12-month period ended October 31, 2021, as reflected by the strong market performance. In November of 2020, Joe Biden was elected the 46th President of the U.S. President Biden passed the $1.9 trillion American Rescue Plan and quickly began working on separate bills related to domestic infrastructure and social spending plans, while ramping up vaccination efforts. These developments added to positive sentiment as investors focused on a path to normalization and recovery.

Shifting focus to the pandemic, a trio of vaccines were approved. The discovery of the Delta variant of the virus caused concern, but vaccination efforts were successful in

2

bringing down infection rates. Businesses began to reopen, and the pent-up demand from consumers to buy, travel and experience the world outside of their homes drove strong corporate earnings results. The return of the American consumer, combined with shortages caused by shutdowns in countries within the supply chain, created the perfect conditions for rising inflation. Strong corporate earnings were reported in the period as the consumer drove sales and earnings beats, while the companies noted pressure from rising input costs and supply-chain disruptions.

Through these challenges to the fragile recovery, the Federal Reserve (the “Fed”) maintained its accommodative monetary policies, reiterated its belief that inflation is transitory, and signaled that asset purchase tapering will begin at the end of 2021 due to continued strength in the economy. As the period concluded, political gridlock in Washington remained as President Biden’s infrastructure and social spending bills are debated in Congress. While the positive trajectory led the S&P 500® Index to new record highs, concerns remain over the Delta variant of the virus, supply-chain issues and persistent inflation.

Stock Selection Hampered Performance

The fund underperformed the benchmark, driven by a negative stock selection effect in the period. The fund’s holdings in the insurance subsectors resulted in a negative stock selection effect for the financials sector, detracting from the overall performance in the period. Within the consumer discretionary sector, the fund’s stock selection underperformed and contributed negatively to results for the period. The negative impact from an underweight allocation and stock selection within the best-performing energy sector represented a drag on results for the period. The top detractors from relative performance included Clarivate, Netflix, ServiceNow, Otis Worldwide and Gartner.

A positive stock-selection effect within the information technology sector contributed to performance for the period, driven by the fund’s holdings in the software and semiconductor subsectors. Within the health care sector, the positive impact from stock selection added value to the fund as holdings in the health care providers & services and pharmaceutical subsectors outpaced sector peers. The fund benefited from its strategic underweight allocation to the utilities sector in the period. Within the communication services sector, the positive stock-selection effect contributed to performance. The top contributors to relative performance included Microsoft, Alphabet, ASML Holding, Apple and Estee Lauder Companies.

A Continued Focus on Quality Companies

As we progress on the path of recovery and growth, the fund’s investment approach remains focused on the long term, with an emphasis on companies with resilient cash flows, solid balance sheets and geographically diverse revenue streams. Those characteristics offer protection against uncertainty associated with additional waves of COVID-19 infections, while positioning us to benefit from a sustained period of economic recovery and growth.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

We continue to monitor important issues, including monetary and fiscal policy, inflation and regulatory developments. While the economy is strengthening due to the reopening, there is still friction due to supply-chain issues and shortages in certain areas. Those issues are holding back certain areas of the economy despite the reopening. The fund’s simultaneous focus on quality businesses operating in attractive, growing industries and led by adept management teams position the fund to benefit from a period of sustained economic growth.

November 15, 2021

1  DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part due to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Investors should note that the fund’s short-term performance is highly unusual, in part due to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be and should not be interpreted as recommendations.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Tax Managed Growth Fund with a hypothetical investment of $10,000 in the S&P 500® Index (the “Index”).

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Class A shares, Class C shares and Class I shares of BNY Mellon Tax Managed Growth Fund on 10/31/11 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 10/31/2021
	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	32.34%	18.39%	12.86%
without sales charge	40.40%	19.80%	13.53%
Class C shares
with applicable redemption charge †	38.37%	18.90%	12.68%
without redemption	39.37%	18.90%	12.68%
Class I shares	40.76%	20.11%	13.81%
S&P 500® Index	42.90%	18.92%	16.20%

†  The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Tax Managed Growth Fund from May 1, 2021 to October 31, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2021

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.40	$10.38	$5.07
Ending value (after expenses)	$1,116.10	$1,112.00	$1,117.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2021

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.11	$9.91	$4.84
Ending value (after expenses)	$1,019.16	$1,015.38	$1,020.42
†

Expenses are equal to the fund’s annualized expense ratio of 1.20% for Class A, 1.95% for Class C and .95% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS
October 31, 2021

Description	Shares		Value ($)
Common Stocks - 99.2%
Banks - 2.4%
JPMorgan Chase & Co.	22,515		3,825,073
Capital Goods - 1.0%
Otis Worldwide	6,315		507,158
Raytheon Technologies	12,130		1,077,872
			1,585,030
Commercial & Professional Services - 1.8%
Clarivate	19,200	[a]	450,240
IHS Markit	8,000		1,045,760
Verisk Analytics	6,690		1,406,706
			2,902,706
Consumer Durables & Apparel - 1.5%
NIKE, Cl. B	14,545		2,433,233
Consumer Services - 3.3%
Marriott International, Cl. A	13,200	[a]	2,112,264
McDonald's	12,865		3,159,001
			5,271,265
Diversified Financials - 6.3%
BlackRock	5,560		5,245,638
Intercontinental Exchange	21,765		3,013,582
S&P Global	4,000		1,896,640
			10,155,860
Energy - 1.2%
Chevron	17,315		1,982,394
Food, Beverage & Tobacco - 7.7%
Altria Group	26,515		1,169,577
Nestle, ADR	23,485		3,095,793
PepsiCo	15,770		2,548,432
Philip Morris International	29,380		2,777,585
The Coca-Cola Company	48,205		2,717,316
			12,308,703
Health Care Equipment & Services - 7.2%
Abbott Laboratories	29,980		3,864,122
Intuitive Surgical	5,550	[a]	2,004,271
Masimo	4,400	[a]	1,247,576
UnitedHealth Group	9,525		4,385,977
			11,501,946
Household & Personal Products - 4.5%
The Estee Lauder Companies, Cl. A	22,325		7,240,667
Insurance - 1.5%
The Progressive	25,550		2,424,184

8

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Materials - 3.1%
Air Products & Chemicals	11,685		3,503,280
The Sherwin-Williams Company	4,850		1,535,559
			5,038,839
Media & Entertainment - 14.0%
Alphabet, Cl. C	3,403	[a]	10,091,290
Comcast, Cl. A	51,595		2,653,531
Meta Platforms	24,040	[a]	7,778,623
Netflix	1,400	[a]	966,434
The Walt Disney Company	5,472	[a]	925,151
			22,415,029
Pharmaceuticals Biotechnology & Life Sciences - 3.1%
Novo Nordisk, ADR	35,980		3,962,477
Zoetis	4,500		972,900
			4,935,377
Retailing - 4.6%
Amazon.com	2,200	[a]	7,419,346
Semiconductors & Semiconductor Equipment - 8.1%
ASML Holding	8,045		6,539,620
Texas Instruments	34,330		6,436,188
			12,975,808
Software & Services - 17.9%
Adobe	3,700	[a]	2,406,332
Automatic Data Processing	4,815		1,080,919
Gartner	2,150	[a]	713,607
Intuit	4,550		2,848,255
Mastercard, Cl. A	4,050		1,358,856
Microsoft	43,905		14,559,776
ServiceNow	950	[a]	662,872
Visa, Cl. A	23,500	[b]	4,976,595
			28,607,212
Technology Hardware & Equipment - 7.3%
Apple	77,740		11,645,452
Transportation - 2.7%
Canadian Pacific Railway	41,675	[b]	3,225,645
Union Pacific	4,275		1,031,985
			4,257,630
Total Common Stocks (cost $47,730,266)			158,925,754

9

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .7%
Registered Investment Companies - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $1,160,287)	0.06	1,160,287	[c]	1,160,287

Investment of Cash Collateral for Securities Loaned - 2.1%
Registered Investment Companies - 2.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $3,259,382)	0.02	3,259,382	[c]	3,259,382
Total Investments (cost $52,149,935)		102.0%		163,345,423
Liabilities, Less Cash and Receivables		(2.0%)		(3,179,365)
Net Assets		100.0%		160,166,058

ADR—American Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At October 31, 2021, the value of the fund’s securities on loan was $8,120,198 and the value of the collateral was $8,239,021, consisting of cash collateral of $3,259,382 and U.S. Government & Agency securities valued at $4,979,639. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	33.2
Communication Services	14.0
Consumer Staples	12.2
Health Care	10.3
Financials	10.2
Consumer Discretionary	9.4
Industrials	5.5
Materials	3.2
Investment Companies	2.8
Energy	1.2
102.0

† Based on net assets.

See notes to financial statements.

10

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 10/31/20($)	Purchases($)†	Sales ($)	Value 10/31/21($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	1,325,484	9,669,882	(9,835,079)	1,160,287.7		720
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	10,837,679	(7,578,297)	3,259,382	2.1	8,100††
Total	1,325,484	20,507,561	(17,413,376)	4,419,669	2.8	8,820

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2021

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $8,120,198)—Note 1(c):
Unaffiliated issuers	47,730,266	158,925,754
Affiliated issuers	4,419,669	4,419,669
Cash		22,515
Receivable for shares of Common Stock subscribed		78,000
Dividends and securities lending income receivable		75,915
Tax reclaim receivable—Note 1(b)		60,623
		163,582,476
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		153,687
Liability for securities on loan—Note 1(c)		3,259,382
Directors’ fees and expenses payable		2,588
Payable for shares of Common Stock redeemed		761
		3,416,418
Net Assets ($)		160,166,058
Composition of Net Assets ($):
Paid-in capital		42,792,640
Total distributable earnings (loss)		117,373,418
Net Assets ($)		160,166,058

Net Asset Value Per Share	Class A	Class C	Class I
Net Assets ($)	128,511,538	5,963,428	25,691,092
Shares Outstanding	2,888,533	145,838	575,393
Net Asset Value Per Share ($)	44.49	40.89	44.65

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Year Ended October 31, 2021

Investment Income ($):
Income:
Cash dividends (net of $35,190 foreign taxes withheld at source):
Unaffiliated issuers	1,866,266
Affiliated issuers	720
Income from securities lending—Note 1(c)	8,100
Total Income	1,875,086
Expenses:
Management fee—Note 3(a)	1,348,945
Distribution/Service Plan fees—Note 3(b)	358,570
Directors’ fees—Note 3(a,c)	11,406
Loan commitment fees—Note 2	2,517
Total Expenses	1,721,438
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(11,406)
Net Expenses	1,710,032
Investment Income—Net	165,054
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	6,218,285
Net change in unrealized appreciation (depreciation) on investments	40,214,923
Net Realized and Unrealized Gain (Loss) on Investments	46,433,208
Net Increase in Net Assets Resulting from Operations	46,598,262

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2021	2020
Operations ($):
Investment income—net	165,054	581,491
Net realized gain (loss) on investments	6,218,285	7,946,275
Net change in unrealized appreciation (depreciation) on investments	40,214,923	8,435,927
Net Increase (Decrease) in Net Assets Resulting from Operations	46,598,262	16,963,693
Distributions ($):
Distributions to shareholders:
Class A	(6,235,634)	(4,229,608)
Class C	(797,636)	(574,454)
Class I	(1,172,400)	(746,136)
Total Distributions	(8,205,670)	(5,550,198)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	11,674,318	5,264,132
Class C	770,673	788,962
Class I	5,183,820	2,944,284
Distributions reinvested:
Class A	5,277,331	3,617,590
Class C	797,096	494,486
Class I	1,104,596	675,433
Cost of shares redeemed:
Class A	(9,594,249)	(10,048,762)
Class C	(8,611,137)	(3,469,768)
Class I	(2,355,255)	(2,931,130)
Increase (Decrease) in Net Assets from Capital Stock Transactions	4,247,193	(2,664,773)
Total Increase (Decrease) in Net Assets	42,639,785	8,748,722
Net Assets ($):
Beginning of Period	117,526,273	108,777,551
End of Period	160,166,058	117,526,273

14

	Year Ended October 31,
	2021	2020
Capital Share Transactions (Shares):
Class Aa
Shares sold	310,318	164,951
Shares issued for distributions reinvested	149,137	119,268
Shares redeemed	(248,539)	(326,888)
Net Increase (Decrease) in Shares Outstanding	210,916	(42,669)
Class Ca,b
Shares sold	20,930	27,662
Shares issued for distributions reinvested	24,436	17,510
Shares redeemed	(251,332)	(115,592)
Net Increase (Decrease) in Shares Outstanding	(205,966)	(70,420)
Class Ib
Shares sold	132,614	92,638
Shares issued for distributions reinvested	31,039	22,203
Shares redeemed	(60,634)	(98,508)
Net Increase (Decrease) in Shares Outstanding	103,019	16,333

[a]

During the period ended October 31, 2021, 7,212 Class C shares representing $253,319 were automatically converted to 6,649 Class A shares and during the period ended October 31, 2020, 1,545 Class C shares representing $45,212 were automatically converted to 1,439 Class A shares.

[b]	During the period ended October 31, 2020, 679 Class C shares representing $19,330 were exchanged for 631 Class I shares.
See notes to financial statements.

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Class A Shares	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	33.79	30.45	29.35	29.44	24.06
Investment Operations:
Investment income—net[a]	.05	.18	.26	.24	.24
Net realized and unrealized gain (loss) on investments	12.99	4.72	3.85	1.25	5.39
Total from Investment Operations	13.04	4.90	4.11	1.49	5.63
Distributions:
Dividends from investment income—net	(.06)	(.22)	(.30)	(.23)	(.24)
Dividends from net realized gain on investments	(2.28)	(1.34)	(2.71)	(1.35)	(.01)
Total Distributions	(2.34)	(1.56)	(3.01)	(1.58)	(.25)
Net asset value, end of period	44.49	33.79	30.45	29.35	29.44
Total Return (%)[b]	40.40	16.73	15.88	5.19	23.55
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.21	1.21	1.21	1.26	1.36
Ratio of net expenses to average net assets	1.20	1.20	1.20	1.25	1.35
Ratio of net investment income to average net assets	.12	.56	.92	.82	.91
Portfolio Turnover Rate	4.27	9.68	2.69	5.63	1.14
Net Assets, end of period ($ x 1,000)	128,512	90,470	82,846	77,180	70,073

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

16

Class C Shares	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	31.39	28.42	27.59	27.77	22.71
Investment Operations:
Investment income (loss)—net[a]	(.19)	(.05)	.05	.02	.05
Net realized and unrealized gain (loss) on investments	11.97	4.39	3.58	1.18	5.07
Total from Investment Operations	11.78	4.34	3.63	1.20	5.12
Distributions:
Dividends from investment income—net	-	(.03)	(.09)	(.03)	(.05)
Dividends from net realized gain on investments	(2.28)	(1.34)	(2.71)	(1.35)	(.01)
Total Distributions	(2.28)	(1.37)	(2.80)	(1.38)	(.06)
Net asset value, end of period	40.89	31.39	28.42	27.59	27.77
Total Return (%)[b]	39.37	15.83	15.01	4.41	22.58
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.96	1.96	1.96	2.01	2.11
Ratio of net expenses to average net assets	1.95	1.95	1.95	2.00	2.10
Ratio of net investment income (loss) to average net assets	(.55)	(.17)	.18	.06	.19
Portfolio Turnover Rate	4.27	9.68	2.69	5.63	1.14
Net Assets, end of period ($ x 1,000)	5,963	11,043	12,001	13,123	23,993

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

Class I Shares	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	33.90	30.55	29.43	29.50	24.12
Investment Operations:
Investment income—net[a]	.14	.26	.33	.33	.30
Net realized and unrealized gain (loss) on investments	13.04	4.73	3.87	1.26	5.39
Total from Investment Operations	13.18	4.99	4.20	1.59	5.69
Distributions:
Dividends from investment income—net	(.15)	(.30)	(.37)	(.31)	(.30)
Dividends from net realized gain on investments	(2.28)	(1.34)	(2.71)	(1.35)	(.01)
Total Distributions	(2.43)	(1.64)	(3.08)	(1.66)	(.31)
Net asset value, end of period	44.65	33.90	30.55	29.43	29.50
Total Return (%)	40.76	17.00	16.21	5.51	23.80
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96	.96	.96	1.01	1.11
Ratio of net expenses to average net assets	.95	.95	.95	1.00	1.10
Ratio of net investment income to average net assets	.36	.81	1.18	1.11	1.14
Portfolio Turnover Rate	4.27	9.68	2.69	5.63	1.14
Net Assets, end of period ($ x 1,000)	25,691	16,013	13,931	15,026	83,050

a Based on average shares outstanding.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Tax Managed Growth Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds IV, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek long-term capital appreciation consistent with minimizing realized capital gains. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (the “Sub-Adviser”), serves as the fund’s sub-investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock. The fund currently has authorized three classes of shares: Class A (300 million shares authorized), Class C (100 million shares authorized) and Class I (200 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution fees and/or Service Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Service Plan fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

19

NOTES TO FINANCIAL STATEMENTS (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

20

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that

21

NOTES TO FINANCIAL STATEMENTS (continued)

influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Equity Securities - Common Stocks	158,925,754	-	-	158,925,754
Investment Companies	4,419,669	-	-	4,419,669

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund

22

and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of October 31, 2021, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2021, The Bank of New York Mellon earned $1,089 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain

23

NOTES TO FINANCIAL STATEMENTS (continued)

events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2021, the fund did not incur any interest or penalties.

24

Each tax year in the four-year period ended October 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2021, the components of accumulated earnings on a tax basis were as follows: undistributed capital gains $6,177,930 and unrealized appreciation $111,195,488.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2021 and October 31, 2020 were as follows: ordinary income $255,421 and $750,190, and long-term capital gains $7,950,249 and $4,800,008, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2021, the fund did not borrow under the Facilities.

NOTE 3—Investment Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with the Adviser, the Adviser provides or arranges for one or more third parties and/or affiliates to provide investment management, administrative, custody, fund accounting and transfer agency services to the fund. The Adviser also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Adviser a fee, calculated daily and paid monthly, at the annual rate of .95% of the value of the fund’s average daily net assets. Out of its fee, the Adviser pays all of the expenses of the fund except brokerage fees, taxes, interest expenses, commitment fees on

25

NOTES TO FINANCIAL STATEMENTS (continued)

borrowings, Distribution Plan fees and Service Plan fees, fees and expenses of the non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Adviser is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2021, fees reimbursed by the Adviser amount to $11,406.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .2175% of the value of the fund’s average daily net assets.

During the period ended October 31, 2021, the Distributor retained $5,307 from commissions earned on sales of the fund’s Class A shares and $20 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plans adopted pursuant to Rule 12b-1 (the “Distribution Plans”) under the Act, Class A shares pay annually up to .25% of the value of its average daily net assets to compensate the Distributor and its affiliates for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. The Distributor may compensate Service Agents in respect of distribution-related services with regard to the fund and/or shareholder services to the Service Agents' clients that hold Class A shares. Class C shares pay the Distributor for distributing its shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class C shares. The Distributor may pay one or more Service Agents for distribution-related services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class C shares pay the Distributor for providing certain services to the holders of their shares, a fee at an annual rate of .25% of the value of the average daily net assets of Class C shares. Services include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and providing services related to the maintenance of shareholder accounts. The Distributor may make payments to certain Service Agents in respect of these services. During the period ended October 31, 2021, Class A and Class C shares were charged $283,084 and $56,615, respectively, pursuant to their Distribution Plans. During the period ended October 31, 2021, Class C shares were charged $18,871 pursuant to the Service Plan.

Under its terms, the Distribution Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the

26

operation of or in any agreement related to the Distribution Plans or Service Plan.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $125,017, Distribution Plans fees of $30,122 and Service Plan fees of $1,209, which are offset against an expense reimbursement currently in effect in the amount of $2,661.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2021, amounted to $5,954,699 and $9,603,930, respectively.

At October 31, 2021, the cost of investments for federal income tax purposes was $52,149,935; accordingly, accumulated net unrealized appreciation on investments was $111,195,488, consisting of $111,267,981 gross unrealized appreciation and $72,493 gross unrealized depreciation.

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the fund and Board of Directors of
BNY Mellon Investment Funds IV, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Tax Managed Growth Fund (the “Fund”), a series of BNY Mellon Investment Funds IV, Inc., including the statement of investments, as of October 31, 2021, and the statement of investments in affiliated issuers as of and for the year then ended, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
December 22, 2021

28

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $255,421 as ordinary income dividends paid during the year ended October 31, 2021 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 100% of ordinary income dividends paid during the year ended October 31, 2021 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2021 of the percentage applicable to the preparation of their 2021 income tax returns. Also, the fund reports the maximum amount allowable but not less than $2.2797 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0018 as a short-term capital gain dividend paid on December 7, 2020 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

29

BOARD MEMBERS INFORMATION (Unaudited)
Independent Board Members

Joseph S. DiMartino (78)
Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 98

———————

Francine J. Bovich (70)
Board Member (2012)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 55

———————

Andrew J. Donohue (71)
Board Member (2019)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP. a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 45

———————

30

Kenneth A. Himmel (75)
Board Member (1994)

Principal Occupation During Past 5 Years:

• Gulf Related, an international real estate development company, Managing Partner (2010-Present)

• Related Urban Development, a real estate development company, President and Chief Executive Officer (1996-Present)

• American Food Management, a restaurant company, Chief Executive Officer (1983-Present)

• Himmel & Company, a real estate development company, President and Chief Executive Officer (1980-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Roslyn M. Watson (72)
Board Member (1994)

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company, Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 45

———————

Benaree Pratt Wiley (75)
Board Member (1998)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 63

———————

31

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Interested Board Member

Bradley Skapyak (62)
Board Member (2021)

Principal Occupation During Past 5 Years:

• Chief Operating Officer and Director of Dreyfus (2009-2019)

• Chief Executive Officer and Director of the Distributor (2016-2019)

• Chairman and Director of the Transfer Agent (2011-2019)

• Senior Vice President of the Custodian (2007-2019)

No. of Portfolios for which Board Member Serves: 22

Mr. Skapyak is deemed to be an Interested Board Member of the funds as a result of his ownership of unvested restricted stock units of BNY Mellon.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

James M. Fitzgibbons, Emeritus Board Member
Stephen J. Lockwood, Emeritus Board Member

32

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 57 investment companies (comprised of 107 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 43 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020; Director - BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 63 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser since July 2021, Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President since February 2020 of BNY Mellon ETF Investment Adviser; LLC, Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel from December 2017 to September 2021; Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 46 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

33

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel from December 2019 to August 2021 of BNY Mellon; Counsel from May 2016 to December 2019 of BNY Mellon; Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004, Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 57 investment companies (comprised of 120 portfolios) managed by the Adviser. He is 64 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 50 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Tax Managed Growth Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Fayez Sarofim & Co.
Two Houston Center
Suite 2907
909 Fannin Street
Houston, TX 77010

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DTMGX Class C: DPTAX Class I: DPTRX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 0149AR1021

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $108,380 in 2020 and $108,380 in 2021.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $15,630 in 2020 and $15,630 in 2021. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2020 and $0 in 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $0 in 2020 and $0 in 2021. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iii) determination of Passive Foreign Investment. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2020 and $0 in 2021.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2020 and $0 in 2021.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2020 and $0 in 2021.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $3,624,805 in 2020 and $3,624,805 in 2021.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds IV, Inc.

By: /s/ David DiPetrillo

        David DiPetrillo

        President (Principal Executive Officer)

Date: December 17, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

        David DiPetrillo

        President (Principal Executive Officer)

Date: December 17, 2021

By: /s/ James Windels

        James Windels

        Treasurer (Principal Financial Officer)

Date: December 17, 2021

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)